UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Registrant is making a filing for 7 of its series:

Wells Fargo Diversified International Fund, Wells Fargo Emerging Markets Equity Fund, Wells Fargo Emerging Markets Equity Income Fund, Wells Fargo Global Small Cap Fund, Wells Fargo International Equity Fund, Wells Fargo Intrinsic World Equity Fund, and Wells Fargo Special International Small Cap Fund.

Date of reporting period: April 30, 2020

ITEM 1.	REPORT TO STOCKHOLDERS

================================

Semi-Annual Report

April 30, 2020

Wells Fargo

Diversified International Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Diversified International Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“The period began with a tailwind created by central bank support.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Diversified International Fund for the six-month period that ended April 30, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Markets rebounded in April to lessen the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets performed better, with the exception of high-yield bonds, as U.S. bonds overall achieved modest gains.

For the six-month period, U.S. stocks, based on the S&P 500 Index,1 returned -3.16% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 13.22%. The MSCI Emerging Markets Index (Net)3 lost 10.50%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.86%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned -0.97%, the Bloomberg Barclays Municipal Bond Index6 returned -1.33%, and the ICE BofA U.S. High Yield Index7 lost 7.68%.

The period began with a tailwind created by central bank support.

The period began with a tailwind that had been created by U.S. Federal Reserve (Fed) rate cuts in the summer and early fall. Equity markets rallied in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment edged up, and manufacturing and services activity rose. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were positive overall, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |   Wells Fargo Diversified International Fund

Letter to shareholders (unaudited)

havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the extreme volatility of the previous two months, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented stimulus measures taken by governments and central banks to buffer the economic damage created by mass shutdowns to try to contain the virus’s spread. The U.S. economy contracted by an annualized 4.8% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil price volatility continued as global supply far exceeded demand.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Diversified International Fund  |  3

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

Artisan Partners Limited Partnership

LSV Asset Management

Wells Capital Management Incorporated

Portfolio managers

Josef Lakonishok, Ph.D.

Venkateshwar (Venk) Lal

Puneet Mansharamani, CFA®‡

Menno Vermeulen, CFA®‡

Dale A. Winner, CFA®‡

Mark L. Yockey, CFA®‡

Average annual total returns (%) as of April 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SILAX)	9-24-1997	-19.44	-2.92	2.61	-14.51	-1.78	3.22	1.77	1.35

Class C (WFECX)	4-1-1998	-16.09	-2.50	2.45	-15.09	-2.50	2.45	2.52	2.10

Class R6 (WDIRX)[3]	9-30-2015	–	–	–	-14.11	-1.36	3.53	1.34	0.89

Administrator Class (WFIEX)	11-8-1999	–	–	–	-14.41	-1.68	3.36	1.69	1.25

Institutional Class (WFISX)	8-31-2006	–	–	–	-14.20	-1.41	3.59	1.44	0.99

MSCI EAFE Index (Net)[4]	–	–	–	–	-11.34	-0.17	3.55	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

4  |  Wells Fargo Diversified International Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of April 30, 2020[5]

Deutsche Boerse AG	2.20

Sanofi SA	2.03

Linde plc	2.02

Roche Holding AG	1.98

Novartis AG	1.61

Muenchener Rueckversicherungs Gesellschaft AG	1.45

Check Point Software Technologies Limited	1.45

Air Liquide SA	1.42

Nestle SA	1.41

Takeda Pharmaceutical Company Limited	1.37

Sector allocation as of April 30, 2020[6]

Country allocation as of April 30, 2020[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through February 28, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.35% for Class A, 2.10% for Class C, 0.89% for Class R6, 1.25% for Administrator Class, and 0.99% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Diversified International Fund  |  5

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2019 to April 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2019	Ending account value 4-30-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$831.09	$5.96	1.31%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.57	1.31%

Class C

Actual	$1,000.00	$828.39	$9.55	2.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.42	$10.52	2.10%

Class R6

Actual	$1,000.00	$832.40	$4.05	0.89%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.47	0.89%

Administrator Class

Actual	$1,000.00	$831.26	$5.69	1.25%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.27	1.25%

Institutional Class

Actual	$1,000.00	$832.19	$4.51	0.99%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.94	$4.97	0.99%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo Diversified International Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 94.56%

Australia: 1.29%
AGL Energy Limited (Utilities, Multi-Utilities)	8,500	$93,288
Beach Petroleum Limited (Energy, Oil, Gas & Consumable Fuels)	85,000	82,854
Fortescue Metals Group Limited (Materials, Metals & Mining)	21,200	162,016
Harvey Norman Holdings Limited (Consumer Discretionary, Multiline Retail)	34,882	62,586
Lendlease Corporation Limited (Real Estate, Real Estate Management & Development)	6,000	47,795
Metcash Limited (Consumer Staples, Food & Staples Retailing)	28,500	45,969
Mineral Resources Limited (Materials, Metals & Mining)	2,800	30,178
Qantas Airways Limited (Industrials, Airlines)	160,412	398,409
Rio Tinto Limited (Materials, Metals & Mining)	1,800	101,450

		1,024,545

Austria: 0.20%
OMV AG (Energy, Oil, Gas & Consumable Fuels)	4,800	156,729

Brazil: 0.23%
Banco de Brasil SA (Financials, Banks)	10,900	57,127
Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	5,300	46,783
JBS SA (Consumer Staples, Food Products)	18,600	81,543

		185,453

Canada: 2.15%
GFL Environmental Incorporated (Industrials, Commercial Services & Supplies)	5,257	90,946
Home Capital Group Incorporated (Financials, Thrifts & Mortgage Finance) †	18,300	244,929
Loblaw Companies Limited (Consumer Staples, Food & Staples Retailing)	3,800	187,004
Lundin Mining Corporation (Materials, Metals & Mining)	122,708	601,220
Magna International Incorporated (Consumer Discretionary, Auto Components)	7,300	284,458
TMX Group Limited (Financials, Capital Markets)	3,500	303,219

		1,711,776

China: 5.41%
Alibaba Group Holding Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	5,385	1,091,378
China Mobile Limited (Communication Services, Wireless Telecommunication Services)	68,000	546,656
China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	218,000	108,654
China Railway Construction Corporation Limited H Shares (Industrials, Construction & Engineering)	117,500	129,016
China Resources Cement Holdings Limited (Materials, Construction Materials)	168,000	228,598
China Telecom Corporation Limited H Shares (Communication Services, Diversified Telecommunication Services)	238,000	82,205
Dongfeng Motor Group Company Limited H Shares (Consumer Discretionary, Automobiles)	106,000	70,306
Midea Group Company Limited Class A (Consumer Discretionary, Household Durables)	106,300	796,551
PICC Property & Casualty Company Limited H Shares (Financials, Insurance)	103,500	99,044
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	221,200	389,357
Tencent Holdings Limited (Communication Services, Interactive Media & Services)	8,400	441,583
WH Group Limited (Consumer Staples, Food Products) 144A	135,500	129,233
Wynn Macau Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	92,000	158,872
Yantai Changyu Pioneer Wine Company Limited Class B (Consumer Staples, Beverages)	23,400	40,992

		4,312,445

Denmark: 1.62%
Ascendis Pharma AS ADR (Health Care, Biotechnology) †	480	65,150
Danske Bank AS (Financials, Banks) †	9,300	110,420
DSV Panalpina AS (Industrials, Air Freight & Logistics)	490	50,911
Genmab AS (Health Care, Biotechnology) †	3,172	762,500

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified International Fund  |  7

Portfolio of investments—April 30, 2020 (unaudited)

	Shares	Value

Denmark (continued)
Novo Nordisk AS Class B (Health Care, Pharmaceuticals)	3,676	$234,492
Sydbank AS (Financials, Banks) †	4,000	66,093

		1,289,566

Finland: 0.12%
Nordea Bank AB (Financials, Banks) †	15,000	96,209

France: 8.29%
Air Liquide SA (Materials, Chemicals)	8,927	1,134,213
Amundi SA (Financials, Capital Markets) 144A	5,068	336,384
Arkema SA (Materials, Chemicals)	910	75,742
AXA SA (Financials, Insurance)	9,200	163,544
BNP Paribas SA (Financials, Banks)	4,400	138,232
Compagnie de Saint-Gobain SA (Industrials, Building Products)	16,705	444,485
Compagnie Generale des Etablissements Michelin SA (Consumer Discretionary, Auto Components)	2,200	212,566
Credit Agricole SA (Financials, Banks)	13,900	111,804
Eiffage SA (Industrials, Construction & Engineering)	3,564	291,256
Engie SA (Utilities, Multi-Utilities)	13,300	144,299
Natixis SA (Financials, Capital Markets)	27,500	64,921
Orange SA (Communication Services, Diversified Telecommunication Services)	76,277	926,692
Renault SA (Consumer Discretionary, Automobiles)	3,100	61,084
Safran SA (Industrials, Aerospace & Defense)	1,748	162,513
Sanofi SA (Health Care, Pharmaceuticals)	16,535	1,615,035
Societe Generale SA (Financials, Banks)	3,700	58,049
Total SA (Energy, Oil, Gas & Consumable Fuels)	9,700	344,276
Vinci SA (Industrials, Construction & Engineering)	3,896	319,168

		6,604,263

Germany: 10.37%
Allianz AG (Financials, Insurance)	5,501	1,012,356
Aurubis AG (Materials, Metals & Mining)	1,600	82,945
Bayer AG (Health Care, Pharmaceuticals)	1,900	124,962
Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	2,200	129,415
Covestro AG (Materials, Chemicals) 144A	2,700	90,696
Daimler AG (Consumer Discretionary, Automobiles)	5,300	181,276
Deutsche Boerse AG (Financials, Capital Markets)	11,289	1,750,229
Deutsche Post AG (Industrials, Air Freight & Logistics)	25,452	756,108
Deutsche Telekom AG (Communication Services, Diversified Telecommunication Services) †	34,405	502,988
E.ON SE (Utilities, Multi-Utilities)	17,739	177,696
Metro AG (Consumer Staples, Food & Staples Retailing)	19,352	169,084
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	5,263	1,152,724
Rheinmetall AG (Industrials, Industrial Conglomerates)	1,624	109,911
SAP SE (Information Technology, Software)	4,910	584,816
Siemens AG (Industrials, Industrial Conglomerates)	4,770	440,190
Symrise AG (Materials, Chemicals)	2,310	234,025
Volkswagen AG (Consumer Discretionary, Automobiles)	1,600	236,550
Wirecard AG (Information Technology, IT Services)	5,369	531,303

		8,267,274

Hong Kong: 3.24%
AIA Group Limited (Financials, Insurance)	108,800	998,541
CK Hutchison Holdings Limited (Industrials, Industrial Conglomerates)	22,300	165,291
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	129,500	125,330
Nine Dragons Paper Holdings Limited (Materials, Paper & Forest Products)	104,000	99,499
Sinotruk Hong Kong Limited (Industrials, Machinery)	59,500	120,639

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Diversified International Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Shares	Value

Hong Kong (continued)
Skyworth Digital Holdings Limited (Consumer Discretionary, Household Durables)	320,000	$73,505
Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	802,000	928,841
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	42,000	66,997

		2,578,643

Hungary: 0.09%
Richter Gedeon (Health Care, Pharmaceuticals)	3,500	74,791

India: 0.54%
Housing Development Finance Corporation Limited (Financials, Thrifts & Mortgage Finance)	17,032	430,821

Ireland: 5.83%
Aon plc (Financials, Insurance)	5,447	940,533
C&C Group plc (Consumer Staples, Beverages)	12,300	30,209
Greencore Group plc (Consumer Staples, Food Products)	303,427	694,929
Linde plc (Materials, Chemicals)	8,739	1,611,501
Medtronic plc (Health Care, Health Care Equipment & Supplies)	7,098	692,978
Smurfit Kappa Group plc (Materials, Containers & Packaging)	4,300	134,703
Willis Towers Watson plc (Financials, Insurance)	3,056	544,854

		4,649,707

Israel: 1.93%
Check Point Software Technologies Limited (Information Technology, Software) †	10,901	1,152,672
Nice Systems Limited ADR (Information Technology, Software) †	2,351	386,269

		1,538,941

Italy: 2.35%
A2A SpA (Utilities, Multi-Utilities)	104,600	142,591
Assicurazioni Generali SpA (Financials, Insurance)	26,218	374,043
Enel SpA (Utilities, Electric Utilities)	59,200	404,362
Intesa Sanpaolo SpA (Financials, Banks)	33,748	52,698
Leonardo SpA (Industrials, Aerospace & Defense)	9,300	64,227
Mediobanca SpA (Financials, Banks)	23,400	136,036
Prysmian SpA (Industrials, Electrical Equipment)	34,538	651,663
UniCredit SpA (Financials, Banks)	6,030	46,568

		1,872,188

Japan: 12.73%
Adeka Corporation (Materials, Chemicals)	13,000	163,243
Alps Electric Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	25,600	264,047
Asahi Glass Company Limited (Industrials, Building Products)	4,900	120,835
Astellas Pharma Incorporated (Health Care, Pharmaceuticals)	14,200	234,856
Daiwa House Industry Company Limited (Real Estate, Real Estate Management & Development)	3,900	98,827
Daiwa Securities Group Incorporated (Financials, Capital Markets)	155,500	646,636
Denka Company Limited (Materials, Chemicals)	6,300	152,207
DIC Incorporated (Materials, Chemicals)	5,300	123,079
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	22,000	652,947
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	5,400	131,134
Isuzu Motors Limited (Consumer Discretionary, Automobiles)	16,500	125,393
Itochu Corporation (Industrials, Trading Companies & Distributors)	14,600	286,235
Japan Airlines Company Limited (Industrials, Airlines)	6,300	112,378
Kaken Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	700	38,529
KDDI Corporation (Communication Services, Wireless Telecommunication Services)	20,000	579,285
Komatsu Limited (Industrials, Machinery)	9,600	181,641
Marubeni Corporation (Industrials, Trading Companies & Distributors)	30,300	145,920

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified International Fund  |  9

Portfolio of investments—April 30, 2020 (unaudited)

	Shares	Value

Japan (continued)
Mazda Motor Corporation (Consumer Discretionary, Automobiles)	12,000	$67,840
Mitsubishi Gas Chemical Company Incorporated (Materials, Chemicals)	6,100	74,730
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	197,100	796,284
Mitsubishi UFJ Lease & Finance Company Limited (Financials, Diversified Financial Services)	37,300	178,109
Mitsui Chemicals Incorporated (Materials, Chemicals)	9,500	186,514
Mizuho Financial Group Incorporated (Financials, Banks)	171,600	199,814
Nippon Shinyaku Company Limited (Health Care, Pharmaceuticals)	7,600	533,700
Nippon Telegraph & Telephone Corporation (Communication Services, Diversified Telecommunication Services)	25,000	569,341
Nomura Holdings Incorporated (Financials, Capital Markets)	31,200	129,468
ORIX Corporation (Financials, Diversified Financial Services)	16,500	194,164
Resona Holdings Incorporated (Financials, Banks)	62,600	195,502
Sawai Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	2,100	114,669
Sojitz Corporation (Industrials, Trading Companies & Distributors)	77,400	179,130
Sompo Holdings Incorporated NKSJ Holdings Incorporated (Financials, Insurance)	3,200	103,794
Sony Corporation (Consumer Discretionary, Household Durables)	3,800	244,545
Sumitomo Corporation (Industrials, Trading Companies & Distributors)	9,400	106,335
Sumitomo Heavy Industries Limited (Industrials, Machinery)	6,000	126,445
Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	8,000	210,378
Taiyo Nippon Sanso Corporation (Materials, Chemicals)	20,900	324,174
Takeda Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	30,300	1,092,662
Teijin Limited (Materials, Chemicals)	5,700	90,902
The Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	7,600	96,664
Toyo Ink SC Holding Company Limited (Materials, Chemicals)	7,360	139,990
UBE Industries Limited (Materials, Chemicals)	7,900	132,478

		10,144,824

Malaysia: 0.08%
CIMB Group Holdings Bhd (Financials, Banks)	82,753	66,168

Netherlands: 4.72%
Aegon NV (Financials, Insurance)	23,200	60,010
Airbus SE (Industrials, Aerospace & Defense)	8,855	560,685
ING Groep NV (Financials, Banks)	24,351	136,433
Koninklijke Ahold Delhaize NV (Consumer Staples, Food & Staples Retailing)	14,600	354,493
Koninklijke DSM NV (Materials, Chemicals)	3,629	444,777
Koninklijke Philips NV (Health Care, Health Care Equipment & Supplies)	21,494	936,977
NN Group NV (Financials, Insurance)	28,591	827,068
OCI NV (Materials, Chemicals) †	36,906	445,655

		3,766,098

Norway: 0.93%
Den Norske Bank ASA (Financials, Banks)	61,255	741,670

Portugal: 0.28%
Energias de Portugal SA (Utilities, Electric Utilities)	53,339	224,764

Russia: 1.16%
Gazprom Neft ADR (Energy, Oil, Gas & Consumable Fuels)	5,900	131,759
LUKOIL PJSC ADR (Energy, Oil, Gas & Consumable Fuels)	4,200	271,194
Mobile TeleSystems PJSC ADR (Communication Services, Wireless Telecommunication Services)	61,278	525,152

		928,105

Singapore: 1.10%
DBS Group Holdings Limited (Financials, Banks)	6,400	90,106
Keppel Corporation Limited (Industrials, Industrial Conglomerates)	150,100	633,681

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Diversified International Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Shares	Value

Singapore (continued)
United Overseas Bank Limited (Financials, Banks)	10,700	$152,893

		876,680

South Africa: 0.14%
Absa Group Limited (Financials, Banks)	12,600	62,183
Imperial Holdings Limited (Consumer Discretionary, Distributors)	5,500	9,672
Motus Holdings Limited (Consumer Discretionary, Specialty Retail)	5,500	8,958
Old Mutual Limited (Financials, Insurance)	48,591	34,608

		115,421

South Korea: 3.26%
BNK Financial Group Incorporated (Financials, Banks)	1,018	4,234
Hana Financial Group Incorporated (Financials, Banks)	18,752	428,071
Hyundai Greenfood Company Limited (Consumer Staples, Food & Staples Retailing)	14,600	97,897
Industrial Bank of Korea (Financials, Banks)	16,600	108,139
JB Financial Group Company Limited (Financials, Banks)	1,964	7,823
KT&G Corporation (Consumer Staples, Tobacco)	2,300	153,565
LG Uplus Corporation (Communication Services, Diversified Telecommunication Services)	9,600	105,418
Samsung Electronics Company Limited GDR (Information Technology, Technology Hardware, Storage & Peripherals) 144A	666	692,062
SK Telecom Company Limited (Communication Services, Wireless Telecommunication Services)	5,379	934,890
Woori Financial Group Incorporated (Financials, Banks)	9,800	67,869

		2,599,968

Spain: 0.59%
Banco Santander Central Hispano SA (Financials, Banks)	29,500	65,914
Enagás SA (Utilities, Gas Utilities)	1,900	44,349
Faes Farma SA (Health Care, Pharmaceuticals)	25,800	112,810
Grifols SA ADR (Health Care, Biotechnology)	2,621	53,206
International Consolidated Airlines Group SA (Industrials, Airlines)	17,900	49,930
Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	16,200	147,045

		473,254

Sweden: 0.67%
Boliden AB (Materials, Metals & Mining)	6,700	135,055
Ericsson LM Class B (Information Technology, Communications Equipment)	10,994	93,923
Volvo AB Class B (Industrials, Machinery) †	23,600	302,424

		531,402

Switzerland: 9.03%
Baloise Holding AG (Financials, Insurance)	1,400	209,464
Idorsia Limited (Health Care, Biotechnology) †	7,623	220,860
LafargeHolcim Limited (Materials, Construction Materials)	15,025	624,033
Lonza Group AG (Health Care, Life Sciences Tools & Services)	1,005	438,849
Medacta Group SA (Health Care, Health Care Equipment & Supplies) 144A†	1,901	132,313
Nestle SA (Consumer Staples, Food Products)	10,637	1,126,565
Novartis AG (Health Care, Pharmaceuticals)	15,074	1,286,392
Roche Holding AG (Health Care, Pharmaceuticals)	4,566	1,581,194
Swiss Life Holding AG (Financials, Insurance)	700	248,236
Swiss Reinsurance AG (Financials, Insurance)	2,400	174,399
Temenos AG (Information Technology, Software)	1,429	185,172
UBS Group AG (Financials, Capital Markets)	64,272	688,192
Valiant Holding AG (Financials, Banks)	600	57,957
Zurich Insurance Group AG (Financials, Insurance)	700	221,938

		7,195,564

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified International Fund  |  11

Portfolio of investments—April 30, 2020 (unaudited)

	Shares	Value
Taiwan: 0.52%
Powertech Technology Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	51,000	$170,547
Tripod Technology Corporation (Information Technology, Electronic Equipment, Instruments & Components)	27,000	95,402
Zhen Ding Technology Holding (Information Technology, Electronic Equipment, Instruments & Components)	42,000	150,709

		416,658

Turkey: 0.13%
Coca-Cola Icecek Uretim AS (Consumer Staples, Beverages)	19,900	105,276

United Kingdom: 10.54%
3i Group plc (Financials, Capital Markets)	21,200	208,266
Amarin Corporation plc ADR (Health Care, Biotechnology) †	20,749	157,900
Anglo American plc (Materials, Metals & Mining)	11,100	197,414
AVEVA Group plc (Information Technology, Software)	6,135	275,353
Aviva plc (Financials, Insurance)	22,000	66,531
Babcock International Group plc (Industrials, Commercial Services & Supplies)	2,100	11,123
BAE Systems plc (Industrials, Aerospace & Defense)	56,500	360,381
Barratt Developments plc (Consumer Discretionary, Household Durables)	23,400	152,553
Bellway plc (Consumer Discretionary, Household Durables)	4,200	140,538
Bovis Homes Group plc (Consumer Discretionary, Household Durables)	8,928	90,669
BP plc (Energy, Oil, Gas & Consumable Fuels)	53,700	211,600
British American Tobacco plc (Consumer Staples, Tobacco)	5,700	219,702
BT Group plc (Communication Services, Diversified Telecommunication Services)	33,500	48,827
Centrica plc (Utilities, Multi-Utilities)	68,900	34,461
Coca-Cola European Partners plc (Consumer Staples, Beverages)	5,410	214,451
Crest Nicholson Holdings plc (Consumer Discretionary, Household Durables)	20,500	66,055
Diageo plc (Consumer Staples, Beverages)	15,351	528,533
Fresnillo plc (Materials, Metals & Mining)	58,071	515,857
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	23,900	498,616
Imperial Tobacco Group plc (Consumer Staples, Tobacco)	7,800	164,100
Inchcape plc (Consumer Discretionary, Distributors)	15,100	95,116
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)	37,300	92,832
John Wood Group plc (Energy, Energy Equipment & Services)	167,675	424,567
Kingfisher plc (Consumer Discretionary, Specialty Retail)	213,742	424,019
Legal & General Group plc (Financials, Insurance)	48,900	125,722
Lloyds Banking Group plc (Financials, Banks)	134,900	54,582
Man Group plc (Financials, Capital Markets)	176,869	296,328
Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail)	44,100	51,379
Melrose Industries plc (Industrials, Electrical Equipment)	306,576	383,190
QinetiQ Group plc (Industrials, Aerospace & Defense)	31,800	121,608
Redrow plc (Consumer Discretionary, Household Durables)	23,047	133,910
RELX plc (Industrials, Professional Services)	9,500	214,337
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)	21,300	340,984
Royal Mail plc (Industrials, Air Freight & Logistics)	20,900	43,615
Sensata Technologies Holding plc (Industrials, Electrical Equipment) †	5,278	192,014
Smiths Group plc (Industrials, Industrial Conglomerates)	59,462	925,848
Tate & Lyle plc (Consumer Staples, Food Products)	15,700	140,678
Tesco plc (Consumer Staples, Food & Staples Retailing)	60,000	177,469

		8,401,128

United States: 4.64%
Advance Auto Parts Incorporated (Consumer Discretionary, Specialty Retail)	2,214	267,695
Alphabet Incorporated Class A (Communication Services, Interactive Media & Services) †	301	405,357
Alphabet Incorporated Class C (Communication Services, Interactive Media & Services) †	121	163,188

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Diversified International Fund

Portfolio of investments—April 30, 2020 (unaudited)

			Shares	Value

United States (continued)
Amazon.com Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail) †			328	$811,472
Berry Global Group Incorporated (Materials, Containers & Packaging) †			21,457	853,774
Gentex Corporation (Consumer Discretionary, Auto Components)			31,450	762,348
Intercontinental Exchange Incorporated (Financials, Capital Markets)			4,830	432,044

				3,695,878

Virgin Islands (British): 0.38%
HollySys Automation Technologies Limited (Information Technology, Electronic Equipment, Instruments & Components)			20,976	300,796

Total Common Stocks (Cost $77,473,147)				75,377,005

		Expiration date
Participation Notes: 0.66%

Ireland: 0.66%
HSBC Bank plc (Ryanair Holdings plc) (Industrials, Airlines) †(a)		10-29-2020	46,087	525,054

Total Participation Notes (Cost $600,993)				525,054

	Dividend yield
Preferred Stocks: 0.42%

Brazil: 0.42%
Petroleo Brasileiro SA (Energy, Oil, Gas & Consumable Fuels)	3.30%		100,417	333,314

Total Preferred Stocks (Cost $593,050)				333,314

Rights: 0.00%

South Africa: 0.00%
Omnia Holdings Limited (Materials, Chemicals) †(a)		5-5-2020	11,006	0

Total Rights (Cost $24,508)				0

	Yield
Short-Term Investments: 4.07%

Investment Companies: 4.07%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.19		3,244,163	3,244,163

Total Short-Term Investments (Cost $3,244,163)				3,244,163

Total investments in securities (Cost $81,935,861)	99.71%	79,479,536

Other assets and liabilities, net	0.29	227,593

Total net assets	100.00%	$79,707,129

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

GDR	Global depositary receipt

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified International Fund  |  13

Portfolio of investments—April 30, 2020 (unaudited)

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

16,744,014 JPY	157,026 USD	State Street Bank	5-7-2020	$0	$(999)

11,048,113 JPY	103,610 USD	State Street Bank	5-7-2020	0	(659)

1,390,221 USD	1,237,600 EUR	Credit Suisse	6-9-2020	33,075	0

				$33,075	$(1,658)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	1,463,510	5,867,839	(7,331,349)	0	$142	$1	$12,564	#	$0
Wells Fargo Government Money Market Fund Select Class	1,895,943	15,950,718	(14,602,498)	3,244,163	0	0	14,830		3,244,163

					$142	$1	$27,394		$3,244,163	4.07%

*	No longer held at end of period

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Diversified International Fund

Statement of assets and liabilities—April 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $78,691,698)	$76,235,373
Investments in affiliated securities, at value (cost $3,244,163)	3,244,163
Foreign currency, at value (cost $418,339)	416,181
Receivable for investments sold	371,606
Receivable for Fund shares sold	16,411
Receivable for dividends	561,526
Receivable for securities lending income, net	528
Unrealized gains on forward foreign currency contracts	33,075
Prepaid expenses and other assets	6,755

Total assets	80,885,618

Liabilities
Payable for investments purchased	623,114
Payable for Fund shares redeemed	184,970
Overdraft due to custodian bank	71,199
Unrealized losses on forward foreign currency contracts	1,658
Management fee payable	18,439
Administration fees payable	9,245
Distribution fee payable	560
Custody and accounting fees payable	145,944
Trustees’ fees and expenses payable	8,804
Accrued expenses and other liabilities	114,556

Total liabilities	1,178,489

Total net assets	$79,707,129

Net assets consist of
Paid-in capital	$91,371,864
Total distributable loss	(11,664,735)

Total net assets	$79,707,129

Computation of net asset value and offering price per share
Net assets – Class A	$42,529,324
Shares outstanding – Class A1	4,031,206
Net asset value per share – Class A	$10.55
Maximum offering price per share – Class A2	$11.19
Net assets – Class C	$945,364
Shares outstanding – Class C1	97,092
Net asset value per share – Class C	$9.74
Net assets – Class R6	$21,293,115
Shares outstanding – Class R6[1]	1,971,169
Net asset value per share – Class R6	$10.80
Net assets – Administrator Class	$10,704,292
Shares outstanding – Administrator Class[1]	995,642
Net asset value per share – Administrator Class	$10.75
Net assets – Institutional Class	$4,235,034
Shares outstanding – Institutional Class[1]	424,188
Net asset value per share – Institutional Class	$9.98

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified International Fund  |  15

Statement of operations—six months ended April 30, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $91,427)	$849,031
Income from affiliated securities	25,243

Total investment income	874,274

Expenses
Management fee	391,720
Administration fees
Class A	52,663
Class C	1,174
Class R6	3,611
Administrator Class	8,035
Institutional Class	2,898
Shareholder servicing fees
Class A	62,694
Class C	1,398
Administrator Class	15,452
Distribution fee
Class C	4,184
Custody and accounting fees	94,795
Professional fees	21,967
Registration fees	34,787
Shareholder report expenses	25,531
Trustees’ fees and expenses	10,969
Other fees and expenses	35,381

Total expenses	767,259
Less: Fee waivers and/or expense reimbursements
Fund-level	(204,851)
Class A	(10,002)
Class R6	(3,611)
Administrator Class	(1,286)
Institutional Class	(819)

Net expenses	546,690

Net investment income	327,584

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(1,616,227)
Affiliated securities	142
Forward foreign currency contracts	(168,369)

Net realized losses on investments	(1,784,454)

Net change in unrealized gains (losses) on
Unaffiliated securities	(14,651,200)
Affiliated securities	1
Forward foreign currency contracts	143,789

Net change in unrealized gains (losses) on investments	(14,507,410)

Net realized and unrealized gains (losses) on investments	(16,291,864)

Net decrease in net assets resulting from operations	$(15,964,280)

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Diversified International Fund

Statement of changes in net assets

	Six months ended April 30, 2020 (unaudited)		Year ended October 31, 2019

Operations
Net investment income		$327,584		$2,013,938
Net realized gains (losses) on investments		(1,784,454)		431,264
Net change in unrealized gains (losses) on investments		(14,507,410)		6,134,831

Net increase (decrease) in net assets resulting from operations		(15,964,280)		8,580,033

Distributions to shareholders from net investment income and net realized gains
Class A		(1,068,698)		(1,117,631)
Class C		(13,100)		(23,783)
Class R6		(618,683)		(716,722)
Administrator Class		(270,064)		(270,088)
Institutional Class		(111,059)		(126,725)

Total distributions to shareholders		(2,081,604)		(2,254,949)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	55,107	645,535	111,229	1,356,596
Class C	10,119	108,907	6,717	72,885
Class R6	54,710	544,500	57,338	686,446
Administrator Class	118,966	1,400,981	158,327	1,962,086
Institutional Class	155,534	1,533,664	76,896	887,473

		4,233,587		4,965,486

Reinvestment of distributions
Class A	78,823	1,053,071	99,537	1,100,884
Class C	927	11,455	2,096	21,423
Class R6	7,562	103,306	17,878	202,018
Administrator Class	19,811	269,633	23,957	269,756
Institutional Class	8,697	109,848	11,996	125,479

		1,547,313		1,719,560

Payment for shares redeemed
Class A	(287,106)	(3,450,030)	(500,862)	(6,110,610)
Class C	(20,943)	(242,605)	(112,305)	(1,263,134)
Class R6	(13,761)	(150,571)	(372,557)	(4,728,700)
Administrator Class	(138,233)	(1,644,635)	(201,419)	(2,495,504)
Institutional Class	(107,105)	(1,115,193)	(119,836)	(1,388,392)

		(6,603,034)		(15,986,340)

Net decrease in net assets resulting from capital share transactions		(822,134)		(9,301,294)

Total decrease in net assets		(18,868,018)		(2,976,210)

Net assets
Beginning of period		98,575,147		101,551,357

End of period		$79,707,129		$98,575,147

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified International Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
CLASS A		2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.94	$12.15	$13.39	$11.08	$11.65	$12.01
Net investment income	0.03	0.23	0.21	0.19	0.17	0.13 [1]
Net realized and unrealized gains (losses) on investments	(2.16)	0.81	(1.12)	2.34	(0.63)	(0.21)

Total from investment operations	(2.13)	1.04	(0.91)	2.53	(0.46)	(0.08)
Distributions to shareholders from
Net investment income	(0.26)	(0.25)	(0.33)	(0.22)	(0.11)	(0.28)
Net asset value, end of period	$10.55	$12.94	$12.15	$13.39	$11.08	$11.65
Total return[2]	(16.89)%	8.94%	(7.00)%	23.27%	(3.96)%	(0.66)%
Ratios to average net assets (annualized)
Gross expenses	1.79%	1.77%	1.71%	1.80%	1.79%	1.85%
Net expenses	1.31%	1.35%	1.35%	1.35%	1.35%	1.40%
Net investment income	0.53%	1.91%	1.61%	1.64%	1.67%	1.07%
Supplemental data
Portfolio turnover rate	23%	28%	39%	42%	50%	31%
Net assets, end of period (000s omitted)	$42,529	$54,146	$54,358	$64,347	$61,031	$73,891

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Diversified International Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
CLASS C		2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.88	$11.12	$12.27	$10.16	$10.74	$11.08
Net investment income (loss)	(0.08)	0.12 [1]	0.10 [1]	0.10 [1]	0.10 [1]	0.04 [1]
Net realized and unrealized gains (losses) on investments	(1.93)	0.76	(1.02)	2.15	(0.60)	(0.20)

Total from investment operations	(2.01)	0.88	(0.92)	2.25	(0.50)	(0.16)
Distributions to shareholders from
Net investment income	(0.13)	(0.12)	(0.23)	(0.14)	(0.08)	(0.18)
Net asset value, end of period	$9.74	$11.88	$11.12	$12.27	$10.16	$10.74
Total return[2]	(17.16)%	8.09%	(7.76)%	22.51%	(4.72)%	(1.44)%
Ratios to average net assets (annualized)
Gross expenses	2.54%	2.51%	2.46%	2.55%	2.54%	2.60%
Net expenses	2.10%	2.10%	2.10%	2.10%	2.10%	2.15%
Net investment income (loss)	(0.22)%	1.08%	0.81%	0.92%	1.01%	0.33%
Supplemental data
Portfolio turnover rate	23%	28%	39%	42%	50%	31%
Net assets, end of period (000s omitted)	$945	$1,271	$2,340	$4,066	$4,351	$3,573

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified International Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
CLASS R6		2019	2018	2017	2016	2015[1]
Net asset value, beginning of period	$13.28	$12.47	$13.71	$11.33	$11.87	$11.13
Net investment income	0.06	0.31	0.31	0.30 [2]	0.26 [2]	0.00 [3]
Net realized and unrealized gains (losses) on investments	(2.22)	0.82	(1.18)	2.34	(0.68)	0.74

Total from investment operations	(2.16)	1.13	(0.87)	2.64	(0.42)	0.74
Distributions to shareholders from
Net investment income	(0.32)	(0.32)	(0.37)	(0.26)	(0.12)	0.00
Net asset value, end of period	$10.80	$13.28	$12.47	$13.71	$11.33	$11.87
Total return[4]	(16.76)%	9.52%	(6.61)%	23.88%	(3.55)%	6.65%
Ratios to average net assets (annualized)
Gross expenses	1.37%	1.34%	1.28%	1.34%	1.36%	1.46%
Net expenses	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%
Net investment income	1.02%	2.37%	2.11%	2.37%	2.30%	0.05%
Supplemental data
Portfolio turnover rate	23%	28%	39%	42%	50%	31%
Net assets, end of period (000s omitted)	$21,293	$25,525	$27,692	$33,698	$5,523	$27

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Diversified International Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
ADMINISTRATOR CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.19	$12.38	$13.64	$11.28	$11.87	$12.23
Net investment income	0.04	0.25 [1]	0.23 [1]	0.22 [1]	0.20 [1]	0.16 [1]
Net realized and unrealized gains (losses) on investments	(2.21)	0.83	(1.15)	2.37	(0.66)	(0.22)

Total from investment operations	(2.17)	1.08	(0.92)	2.59	(0.46)	(0.06)
Distributions to shareholders from
Net investment income	(0.27)	(0.27)	(0.34)	(0.23)	(0.13)	(0.30)
Net asset value, end of period	$10.75	$13.19	$12.38	$13.64	$11.28	$11.87
Total return[2]	(16.87)%	9.07%	(6.94)%	23.46%	(3.90)%	(0.46)%
Ratios to average net assets (annualized)
Gross expenses	1.71%	1.69%	1.63%	1.72%	1.71%	1.72%
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	0.65%	2.01%	1.73%	1.79%	1.83%	1.31%
Supplemental data
Portfolio turnover rate	23%	28%	39%	42%	50%	31%
Net assets, end of period (000s omitted)	$10,704	$13,125	$12,557	$13,714	$12,334	$10,540

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified International Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
INSTITUTIONAL CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.28	$11.57	$12.84	$10.61	$11.14	$11.50
Net investment income	0.06 [1]	0.26 [1]	0.25 [1]	0.23 [1]	0.23 [1]	0.17 [1]
Net realized and unrealized gains (losses) on investments	(2.06)	0.76	(1.07)	2.25	(0.63)	(0.20)

Total from investment operations	(2.00)	1.02	(0.82)	2.48	(0.40)	(0.03)
Distributions to shareholders from
Net investment income	(0.30)	(0.31)	(0.45)	(0.25)	(0.13)	(0.33)
Net asset value, end of period	$9.98	$12.28	$11.57	$12.84	$10.61	$11.14
Total return[2]	(16.78)%	9.30%	(6.68)%	23.91%	(3.63)%	(0.23)%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.44%	1.38%	1.49%	1.46%	1.47%
Net expenses	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%
Net investment income	0.98%	2.22%	1.97%	2.02%	2.16%	1.45%
Supplemental data
Portfolio turnover rate	23%	28%	39%	42%	50%	31%
Net assets, end of period (000s omitted)	$4,235	$4,508	$4,604	$8,146	$24,328	$7,106

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Diversified International Fund

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified International Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2020, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign

Wells Fargo Diversified International Fund  |  23

Notes to financial statements (unaudited)

exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Fund may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Fund has no rights against the issuer of the underlying foreign security and participation notes expose the Fund to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the

Fund’s fiscal year end may be categorized as a tax return of capital at year end.

24  |  Wells Fargo Diversified International Fund

Notes to financial statements (unaudited)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of April 30, 2020, the aggregate cost of all investments for federal income tax purposes was $81,403,107 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$9,460,706

Gross unrealized losses	(11,352,860)

Net unrealized losses	$(1,892,154)

As of October 31, 2019, the Fund had capital loss carryforwards which consisted of $7,024,446 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Diversified International Fund  |  25

Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Australia	$0	$1,024,545	$0	$1,024,545

Austria	0	156,729	0	156,729

Brazil	185,453	0	0	185,453

Canada	1,711,776	0	0	1,711,776

China	1,392,174	3,221,067	0	4,613,241

Denmark	65,150	1,224,416	0	1,289,566

Finland	0	96,209	0	96,209

France	0	6,604,263	0	6,604,263

Germany	0	8,267,274	0	8,267,274

Hong Kong	0	2,578,643	0	2,578,643

Hungary	0	74,791	0	74,791

India	0	430,821	0	430,821

Ireland	2,208,574	2,441,133	0	4,649,707

Israel	1,538,941	0	0	1,538,941

Italy	0	1,872,188	0	1,872,188

Japan	0	10,144,824	0	10,144,824

Malaysia	0	66,168	0	66,168

Mexico	0	515,857	0	515,857

Netherlands	0	3,766,098	0	3,766,098

Norway	0	741,670	0	741,670

Portugal	0	224,764	0	224,764

Russia	796,346	131,759	0	928,105

Singapore	0	876,680	0	876,680

South Africa	0	115,421	0	115,421

South Korea	0	2,599,968	0	2,599,968

Spain	53,206	420,048	0	473,254

Sweden	0	531,402	0	531,402

Switzerland	0	7,195,564	0	7,195,564

Taiwan	0	416,658	0	416,658

Turkey	0	105,276	0	105,276

United Kingdom	564,365	7,320,906	0	7,885,271

United States	3,695,878	0	0	3,695,878

Participation notes

Ireland	0	525,054	0	525,054

Preferred stocks

Brazil	333,314	0	0	333,314

Rights

South Africa	0	0	0	0

Short-term investments

Investment companies	3,244,163	0	0	3,244,163

	15,789,340	63,690,196	0	79,479,536

Forward foreign currency contracts	0	33,075	0	33,075

Total assets	$15,789,340	$63,723,271	$0	$79,512,611

Liabilities

Forward foreign currency contracts	$0	$1,658	$0	$1,658

Total liabilities	$0	$1,658	$0	$1,658

26  |  Wells Fargo Diversified International Fund

Notes to financial statements (unaudited)

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.

For the six months ended April 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.850%

Next $500 million	0.800

Next $1 billion	0.750

Next $2 billion	0.725

Next $1 billion	0.700

Next $5 billion	0.690

Over $10 billion	0.680

For the six months ended April 30, 2020, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Artisan Partners Limited Partnership, LSV Asset Management, and Wells Capital Management incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, are the subadvisers to the Fund and are each entitled to receive a fee from Funds Management which is calculated based on the average daily net assets of the Fund. Artisan Partners Limited Partnership and LSV Asset Management are not affiliates of Funds Management.

	Annual subadvisory fee

	starting at	Declining to

Artisan Partners Limited Partnership	0.80%	0.50%

LSV Asset Management	0.35	0.30

WellsCap	0.45	0.40

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Wells Fargo Diversified International Fund  |  27

Notes to financial statements (unaudited)

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through February 28, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 0.89% for Class R6 shares, 1.25% for Administrator Class shares, and 0.99% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended April 30, 2020, Funds Distributor received $209 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended April 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2020 were $ 20,795,549 and $ 24,506,208, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of April 30, 2020, the Fund did not have any securities on loan.

7. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2020, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $959,120 and $2,586,396 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the six months ended April 30, 2020.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

28  |  Wells Fargo Diversified International Fund

Notes to financial statements (unaudited)

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of assets

Credit Suisse	$33,075	$0	$0	$33,075

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities

State Street Bank	1,658	$0	$0	1,658

8. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended April 30, 2020, there were no borrowings by the Fund under the agreement.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Wells Fargo Diversified International Fund  |  29

Notes to financial statements (unaudited)

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

30  |  Wells Fargo Diversified International Fund

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended October 31, 2019. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions

$257,618	$0.0340	95.56%

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Diversified International Fund  |  31

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

32  |  Wells Fargo Diversified International Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Diversified International Fund  |  33

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

34  |  Wells Fargo Diversified International Fund

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

Wells Fargo Diversified International Fund  |  35

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

36  |  Wells Fargo Diversified International Fund

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Wells Fargo Diversified International Fund  |  37

Appendix III (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

38  |  Wells Fargo Diversified International Fund

Appendix IV (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Wells Fargo Diversified International Fund  |  39

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo & Company. All rights reserved.

PAR-0520-00402 06-20

SA237/SAR237 04-20

Semi-Annual Report

April 30, 2020

Wells Fargo

International Equity Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo International Equity Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“The period began with a tailwind created by central bank support.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo International Equity Fund for the six-month period that ended April 30, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Markets rebounded in April to lessen the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets performed better, with the exception of high-yield bonds, as U.S. bonds overall achieved modest gains.

For the six-month period, U.S. stocks, based on the S&P 500 Index,1 returned -3.16% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 13.22%. The MSCI Emerging Markets Index (Net)3 lost 10.50%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.86%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned -0.97%, the Bloomberg Barclays Municipal Bond Index6 returned -1.33%, and the ICE BofA U.S. High Yield Index7 lost 7.68%.

The period began with a tailwind created by central bank support.

The period began with a tailwind that had been created by U.S. Federal Reserve (Fed) rate cuts in the summer and early fall. Equity markets rallied in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment edged up, and manufacturing and services activity rose. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were positive overall, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo International Equity Fund

Letter to shareholders (unaudited)

havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements . Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the extreme volatility of the previous two months, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented stimulus measures taken by governments and central banks to buffer the economic damage created by mass shutdowns to try to contain the virus’s spread. The U.S. economy contracted by an annualized 4.8% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil price volatility continued as global supply far exceeded demand.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo International Equity Fund  |  3

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Venkateshwar (Venk) Lal

Dale A. Winner, CFA®‡

Average annual total returns (%) as of April 30, 20201

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (WFEAX)	1-20-1998	-25.44	-4.62	1.35	-20.89	-3.48	1.95	1.45	1.15

Class C (WFEFX)	3-6-1998	-22.50	-4.21	1.19	-21.50	-4.21	1.19	2.20	1.90

Class R (WFERX)	10-10-2003	–	–	–	-21.06	-3.72	1.70	1.70	1.40

Class R6 (WFEHX)[4]	9-30-2015	–	–	–	-20.55	-3.18	2.21	1.02	0.80

Administrator Class (WFEDX)[5]	7-16-2010	–	–	–	-20.82	-3.46	1.97	1.37	1.15

Institutional Class (WFENX)	3-9-1998	–	–	–	-20.62	-3.21	2.22	1.12	0.85

MSCI ACWI ex USA Index (Net)[6]	–	–	–	–	-11.51	-0.17	2.89	–	–

MSCI ACWI ex USA Value Index (Net)[7]	–	–	–	–	-20.51	-3.39	0.83	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

4  |  Wells Fargo International Equity Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of April 30, 2020[8]

Check Point Software Technologies Limited	3.51

Sanofi SA	3.36

Takeda Pharmaceutical Company Limited	3.35

SK Telecom Company Limited	3.19

Midea Group Company Limited Class A	3.15

Orange SA	3.10

China Mobile Limited	3.01

Koninklijke Philips NV	2.98

NN Group NV	2.84

Muenchener Rueckversicherungs Gesellschaft AG	2.75

Sector allocation as of April 30, 2020[9]

Country allocation as of April 30, 2020[9]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Historical performance prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen International Equity Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through February 28, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.14% for Class A, 1.89% for Class C, 1.39% for Class R, 0.79% for Class R6, 1.14% for Administrator Class, and 0.84% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[5]

Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares and has been adjusted to reflect the higher expenses applicable to the Administrator Class shares.

[6]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[7]

The MSCI ACWI ex USA Value Index (Net) captures large and mid-cap securities exhibiting overall value style characteristics across developed and emerging markets countries excluding the United States. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price, and dividend yield. You cannot invest directly in an index.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo International Equity Fund  |  5

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2019 to April 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2019	Ending account value 4-30-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$816.92	$5.10	1.13%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.67	1.13%

Class C

Actual	$1,000.00	$813.60	$8.52	1.89%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.47	$9.47	1.89%

Class R

Actual	$1,000.00	$815.12	$6.27	1.39%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.97	1.39%

Class R6

Actual	$1,000.00	$818.78	$3.57	0.79%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	$3.97	0.79%

Administrator Class

Actual	$1,000.00	$816.97	$5.10	1.13%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.67	1.13%

Institutional Class

Actual	$1,000.00	$818.42	$3.80	0.84%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.22	0.84%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo International Equity Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 95.77%

Australia: 0.79%
Qantas Airways Limited (Industrials, Airlines)	603,742	$1,499,488

Canada: 2.74%
Home Capital Group Incorporated (Financials, Thrifts & Mortgage Finance) †	104,500	1,398,639
Lundin Mining Corporation (Materials, Metals & Mining)	775,645	3,800,351

		5,198,990

China: 13.18%
Alibaba Group Holding Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	21,627	4,383,144
China Mobile Limited (Communication Services, Wireless Telecommunication Services)	711,000	5,715,769
HollySys Automation Technologies Limited (Information Technology, Electronic Equipment, Instruments & Components)	263,124	3,773,198
Midea Group Company Limited Class A (Consumer Discretionary, Household Durables)	797,251	5,974,139
OPPEIN Home Group Incorporated Class A (Consumer Discretionary, Household Durables)	98,096	1,461,258
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	2,108,300	3,711,039

		25,018,547

France: 8.04%
Compagnie de Saint-Gobain SA (Industrials, Building Products)	113,395	3,017,204
Orange SA (Communication Services, Diversified Telecommunication Services)	483,601	5,875,285
Sanofi SA (Health Care, Pharmaceuticals)	65,236	6,371,843

		15,264,332

Germany: 6.15%
Metro AG (Consumer Staples, Food & Staples Retailing)	110,563	966,020
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	23,862	5,226,357
Rheinmetall AG (Industrials, Industrial Conglomerates)	4,029	272,679
SAP SE (Information Technology, Software)	29,749	3,543,319
Siemens AG (Industrials, Industrial Conglomerates)	17,947	1,656,205

		11,664,580

Hong Kong: 2.38%
Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	3,892,000	4,507,545

India: 1.80%
Tech Mahindra Limited (Information Technology, IT Services)	475,669	3,421,050

Ireland: 2.13%
Greencore Group plc (Consumer Staples, Food Products)	1,760,162	4,031,241

Israel: 3.51%
Check Point Software Technologies Limited (Information Technology, Software) †	63,024	6,664,158

Italy: 1.99%
Prysmian SpA (Industrials, Electrical Equipment)	200,440	3,781,900

Japan: 10.57%
Alps Electric Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	153,400	1,582,217
Daiwa Securities Group Incorporated (Financials, Capital Markets)	1,036,300	4,309,382
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	134,700	3,997,818

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Equity Fund  |  7

Portfolio of investments—April 30, 2020 (unaudited)

	Shares	Value

Japan (continued)
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	943,700	$3,812,548
Takeda Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	176,400	6,361,238

		20,063,203

Malaysia: 0.40%
CIMB Group Holdings Bhd (Financials, Banks)	936,125	748,507

Mexico: 1.01%
Fresnillo plc (Materials, Metals & Mining)	216,055	1,919,263

Netherlands: 7.21%
Koninklijke Philips NV (Health Care, Health Care Equipment & Supplies)	129,811	5,658,783
NN Group NV (Financials, Insurance)	186,115	5,383,852
OCI NV (Materials, Chemicals) †	218,820	2,642,342

		13,684,977

Norway: 1.97%
DnB ASA (Financials, Banks)	308,218	3,731,875

Russia: 2.72%
Mobile TeleSystems PJSC ADR (Communication Services, Wireless Telecommunication Services)	602,295	5,161,668

Singapore: 2.07%
Keppel Corporation Limited (Industrials, Industrial Conglomerates)	928,900	3,921,559

South Korea: 8.54%
Hana Financial Group Incorporated (Financials, Banks)	223,349	5,098,612
Samsung Electronics Company Limited GDR (Information Technology, Technology Hardware, Storage & Peripherals) 144A	4,877	5,067,844
SK Telecom Company Limited (Communication Services, Wireless Telecommunication Services)	34,795	6,047,500

		16,213,956

Switzerland: 4.67%
LafargeHolcim Limited (Materials, Construction Materials)	89,161	3,703,120
Novartis AG (Health Care, Pharmaceuticals)	60,466	5,160,075

		8,863,195

Thailand: 0.60%
Siam Commercial Bank plc (Financials, Banks)	527,700	1,140,980

United Kingdom: 7.30%
John Wood Group plc (Energy, Energy Equipment & Services)	1,061,867	2,688,737
Kingfisher plc (Consumer Discretionary, Specialty Retail)	781,863	1,551,053
Man Group plc (Financials, Capital Markets)	667,806	1,118,847
Melrose Industries plc (Industrials, Electrical Equipment)	1,779,050	2,223,639
Sensata Technologies Holding plc (Industrials, Electrical Equipment) †	30,619	1,113,919
Smiths Group plc (Industrials, Industrial Conglomerates)	330,933	5,152,763

		13,848,958

United States: 6.00%
Advance Auto Parts Incorporated (Consumer Discretionary, Specialty Retail)	13,183	1,593,957
Berry Global Group Incorporated (Materials, Containers & Packaging) †	127,541	5,074,856
Gentex Corporation (Consumer Discretionary, Auto Components)	194,587	4,716,789

		11,385,602

Total Common Stocks (Cost $189,635,320)		181,735,574

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo International Equity Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Yield	Shares	Value
Short-Term Investments: 4.54%

Investment Companies: 4.54%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.19%	8,622,008	$8,622,008

Total Short-Term Investments (Cost $8,622,008)			8,622,008

Total investments in securities (Cost $198,257,328)	100.31%	190,357,582

Other assets and liabilities, net	(0.31)	(588,714)

Total net assets	100.00%	$189,768,868

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

GDR	Global depositary receipt

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

73,474,453 JPY	689,046 USD	State Street Bank	5-7-2020	$0	$(4,384)

111,378,381 JPY	1,044,510 USD	State Street Bank	5-7-2020	0	(6,646)

11,078,182 USD	9,862,000 EUR	Credit Suisse	6-9-2020	263,562	0

				$263,562	$(11,030)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	0	8,994,485	(8,994,485)	0	$306	$0	$6,224	#	$0
Wells Fargo Government Money Market Fund Select Class	2,779,280	76,125,724	(70,282,996)	8,622,008	0	0	35,710		8,622,008

					$306	$0	$41,934		$8,622,008	4.54%

*	No longer held at the end of the period
#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Equity Fund  |  9

Statement of assets and liabilities—April 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $189,635,320)	$181,735,574
Investments in affiliated securities, at value (cost $8,622,008)	8,622,008
Cash	36,890
Foreign currency, at value (cost $279,028)	254,542
Receivable for investments sold	2,436,935
Receivable for Fund shares sold	68,842
Receivable for dividends	1,538,531
Unrealized gains on forward foreign currency contracts	263,562

Total assets	194,956,884

Liabilities
Payable for investments purchased	3,967,383
Payable for Fund shares redeemed	528,534
Cash collateral due to broker	320,000
Unrealized losses on forward foreign currency contracts	11,030
Management fee payable	71,128
Administration fees payable	21,364
Distribution fees payable	4,095
Trustees’ fees and expenses payable	8,545
Accrued expenses and other liabilities	255,937

Total liabilities	5,188,016

Total net assets	$189,768,868

Net assets consist of
Paid-in capital	$236,031,403
Total distributable loss	(46,262,535)

Total net assets	$189,768,868

Computation of net asset value and offering price per share
Net assets – Class A	$60,699,917
Shares outstanding – Class A1	6,562,806
Net asset value per share – Class A	$9.25
Maximum offering price per share – Class A2	$9.81
Net assets – Class C	$6,778,314
Shares outstanding – Class C1	741,543
Net asset value per share – Class C	$9.14
Net assets – Class R	$377,304
Shares outstanding – Class R1	40,041
Net asset value per share – Class R	$9.42
Net assets – Class R6	$29,920,084
Shares outstanding – Class R6[1]	3,250,168
Net asset value per share – Class R6	$9.21
Net assets – Administrator Class	$640,004
Shares outstanding – Administrator Class[1]	70,214
Net asset value per share – Administrator Class	$9.12
Net assets – Institutional Class	$91,353,245
Shares outstanding – Institutional Class[1]	9,944,390
Net asset value per share – Institutional Class	$9.19

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo International Equity Fund

Statement of operations—six months ended April 30, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $239,179)	$2,047,348
Income from affiliated securities	42,764

Total investment income	2,090,112

Expenses
Management fee	1,060,409
Administration fees
Class A	77,572
Class C	9,617
Class R	639
Class R6	5,166
Administrator Class	651
Institutional Class	84,775
Shareholder servicing fees
Class A	92,318
Class C	11,444
Class R	716
Administrator Class	1,250
Distribution fees
Class C	34,248
Class R	674
Custody and accounting fees	72,354
Professional fees	32,152
Registration fees	44,850
Shareholder report expenses	35,428
Trustees’ fees and expenses	10,969
Other fees and expenses	14,758

Total expenses	1,589,990
Less: Fee waivers and/or expense reimbursements
Fund-level	(322,695)
Class A	(32,785)
Class C	(3,636)
Class R	(109)
Institutional Class	(31,764)

Net expenses	1,199,001

Net investment income	891,111

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(22,210,637)
Affiliated securities	306
Forward foreign currency contracts	(1,575,229)

Net realized losses on investments	(23,785,560)

Net change in unrealized gains (losses) on
Unaffiliated securities	(26,279,858)
Forward foreign currency contracts	1,291,716

Net change in unrealized gains (losses) on investments	(24,988,142)

Net realized and unrealized gains (losses) on investments	(48,773,702)

Net decrease in net assets resulting from operations	$(47,882,591)

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Equity Fund  |  11

Statement of changes in net assets

	Six months ended April 30, 2020 (unaudited)		Year ended October 31, 2019

Operations
Net investment income		$891,111		$7,158,795
Net realized losses on investments		(23,785,560)		(8,056,815)
Net change in unrealized gains (losses) on investments		(24,988,142)		(662,309)

Net decrease in net assets resulting from operations		(47,882,591)		(1,560,329)

Distributions to shareholders from net investment income and net realized gains
Class A		(423,778)		(3,814,733)
Class C		(43,116)		(465,349)
Class R		(3,818)		(49,381)
Class R6		(211,627)		(1,911,254)
Administrator Class		(5,794)		(181,829)
Institutional Class		(828,362)		(9,669,266)

Total distributions to shareholders		(1,516,495)		(16,091,812)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	235,586	2,488,994	1,147,071	13,224,286
Class C	16,236	188,639	86,880	957,728
Class R	8,029	82,913	25,185	292,558
Class R6	20,184	206,311	21,094	236,894
Administrator Class	1,315	15,362	120,528	1,364,756
Institutional Class	849,510	9,108,553	3,668,728	41,620,881

		12,090,772		57,697,103

Reinvestment of distributions
Class A	33,005	397,705	321,829	3,507,776
Class C	3,189	38,076	39,404	419,685
Class R	128	1,574	1,096	12,180
Class R6	8,409	100,742	83,623	906,082
Administrator Class	466	5,533	16,761	179,650
Institutional Class	60,766	726,155	718,102	7,759,106

		1,269,785		12,784,479

Payment for shares redeemed
Class A	(832,147)	(8,641,554)	(2,065,116)	(23,490,494)
Class C	(226,409)	(2,339,259)	(1,162,599)	(13,124,506)
Class R	(36,555)	(407,007)	(74,982)	(874,682)
Class R6	(4,985)	(54,577)	(2,255,062)	(24,783,491)
Administrator Class	(37,591)	(355,725)	(474,737)	(5,303,913)
Institutional Class	(4,314,505)	(43,442,815)	(11,722,793)	(131,578,072)

		(55,240,937)		(199,155,158)

Net decrease in net assets resulting from capital share transactions		(41,880,380)		(128,673,576)

Total decrease in net assets		(91,279,466)		(146,325,717)

Net assets
Beginning of period		281,048,334		427,374,051

End of period		$189,768,868		$281,048,334

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo International Equity Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
CLASS A		2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.38	$11.81	$13.43	$11.07	$11.53	$11.28
Net investment income	0.03	0.24 [1]	0.27	0.22	0.22	0.18 [1]
Net realized and unrealized gains (losses) on investments	(2.10)	(0.16)	(1.40)	2.47	(0.54)	0.57

Total from investment operations	(2.07)	0.08	(1.13)	2.69	(0.32)	0.75
Distributions to shareholders from
Net investment income	(0.06)	(0.51)	(0.49)	(0.33)	(0.14)	(0.50)
Net asset value, end of period	$9.25	$11.38	$11.81	$13.43	$11.07	$11.53
Total return[2]	(18.31)%	0.93%	(8.81)%	24.91%	(2.76)%	6.85%
Ratios to average net assets (annualized)
Gross expenses	1.48%	1.45%	1.39%	1.47%	1.47%	1.53%
Net expenses	1.13%	1.14%	1.14%	1.14%	1.12%	1.09%
Net investment income	0.57%	2.13%	1.97%	1.82%	2.04%	1.50%
Supplemental data
Portfolio turnover rate	38%	49%	62%	59%	65%	27%
Net assets, end of period (000s omitted)	$60,700	$81,110	$91,206	$109,655	$122,248	$145,654

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Equity Fund  |  13

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
CLASS C		2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.28	$11.57	$13.13	$10.82	$11.30	$11.06
Net investment income (loss)	(0.01)[1]	0.12 [1]	0.15	0.14	0.14	0.08 [1]
Net realized and unrealized gains (losses) on investments	(2.08)	(0.12)	(1.35)	2.40	(0.53)	0.57

Total from investment operations	(2.09)	(0.00)	(1.20)	2.54	(0.39)	0.65
Distributions to shareholders from
Net investment income	(0.05)	(0.29)	(0.36)	(0.23)	(0.09)	(0.41)
Net asset value, end of period	$9.14	$11.28	$11.57	$13.13	$10.82	$11.30
Total return[2]	(18.64)%	0.16%	(9.47)%	23.91%	(3.43)%	6.03%
Ratios to average net assets (annualized)
Gross expenses	2.22%	2.19%	2.14%	2.22%	2.22%	2.28%
Net expenses	1.89%	1.89%	1.89%	1.89%	1.87%	1.84%
Net investment income (loss)	(0.22)%	1.07%	1.22%	1.26%	1.33%	0.72%
Supplemental data
Portfolio turnover rate	38%	49%	62%	59%	65%	27%
Net assets, end of period (000s omitted)	$6,778	$10,700	$22,963	$28,919	$27,508	$29,080

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo International Equity Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
CLASS R		2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.61	$11.98	$13.58	$11.20	$11.66	$11.40
Net investment income	0.01 [1]	0.22 [1]	0.23 [1]	0.20 [1]	0.19 [1]	0.15 [1]
Net realized and unrealized gains (losses) on investments	(2.14)	(0.15)	(1.41)	2.48	(0.53)	0.57

Total from investment operations	(2.13)	0.07	(1.18)	2.68	(0.34)	0.72
Distributions to shareholders from
Net investment income	(0.06)	(0.44)	(0.42)	(0.30)	(0.12)	(0.46)
Net asset value, end of period	$9.42	$11.61	$11.98	$13.58	$11.20	$11.66
Total return[2]	(18.49)%	0.79%	(9.03)%	24.47%	(2.94)%	6.53%
Ratios to average net assets (annualized)
Gross expenses	1.68%	1.64%	1.64%	1.72%	1.72%	1.78%
Net expenses	1.39%	1.37%	1.39%	1.39%	1.37%	1.34%
Net investment income	0.17%	1.88%	1.72%	1.66%	1.77%	1.23%
Supplemental data
Portfolio turnover rate	38%	49%	62%	59%	65%	27%
Net assets, end of period (000s omitted)	$377	$794	$1,404	$1,996	$2,029	$2,147

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Equity Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
CLASS R6		2019	2018	2017	2016	2015[1]
Net asset value, beginning of period	$11.31	$11.79	$13.44	$11.06	$11.49	$10.89
Net investment income	0.05	0.35	0.31	0.45 [2]	0.24	0.00 [3]
Net realized and unrealized gains (losses) on investments	(2.08)	(0.23)	(1.40)	2.27	(0.52)	0.60

Total from investment operations	(2.03)	0.12	(1.09)	2.72	(0.28)	0.60
Distributions to shareholders from
Net investment income	(0.07)	(0.60)	(0.56)	(0.34)	(0.15)	0.00
Net asset value, end of period	$9.21	$11.31	$11.79	$13.44	$11.06	$11.49
Total return[4]	(18.12)%	1.27%	(8.57)%	25.30%	(2.46)%	5.51%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.01%	0.96%	1.03%	1.04%	1.05%
Net expenses	0.79%	0.81%	0.84%	0.84%	0.85%	0.88%
Net investment income	0.94%	2.23%	2.23%	3.55%	2.31%	0.23%
Supplemental data
Portfolio turnover rate	38%	49%	62%	59%	65%	27%
Net assets, end of period (000s omitted)	$29,920	$36,505	$63,414	$74,405	$26	$26

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo International Equity Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
ADMINISTRATOR CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.22	$11.62	$13.20	$10.88	$11.33	$11.09
Net investment income	0.03 [1]	0.23 [1]	0.20 [1]	0.21 [1]	0.22	0.17 [1]
Net realized and unrealized gains (losses) on investments	(2.07)	(0.14)	(1.31)	2.43	(0.53)	0.57

Total from investment operations	(2.04)	0.09	(1.11)	2.64	(0.31)	0.74
Distributions to shareholders from
Net investment income	(0.06)	(0.49)	(0.47)	(0.32)	(0.14)	(0.50)
Net asset value, end of period	$9.12	$11.22	$11.62	$13.20	$10.88	$11.33
Total return[2]	(18.30)%	0.98%	(8.79)%	24.84%	(2.71)%	6.89%
Ratios to average net assets (annualized)
Gross expenses	1.39%	1.36%	1.31%	1.39%	1.38%	1.40%
Net expenses	1.13%	1.14%	1.14%	1.14%	1.12%	1.09%
Net investment income	0.49%	2.00%	1.53%	1.79%	1.93%	1.44%
Supplemental data
Portfolio turnover rate	38%	49%	62%	59%	65%	27%
Net assets, end of period (000s omitted)	$640	$1,189	$5,152	$18,174	$36,032	$52,469

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Equity Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
INSTITUTIONAL CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.29	$11.76	$13.40	$11.05	$11.49	$11.25
Net investment income	0.04 [1]	0.33	0.30 [1]	0.28 [1]	0.23	0.19 [1]
Net realized and unrealized gains (losses) on investments	(2.07)	(0.22)	(1.39)	2.43	(0.52)	0.58

Total from investment operations	(2.03)	0.11	(1.09)	2.71	(0.29)	0.77
Distributions to shareholders from
Net investment income	(0.07)	(0.58)	(0.55)	(0.36)	(0.15)	(0.53)
Net asset value, end of period	$9.19	$11.29	$11.76	$13.40	$11.05	$11.49
Total return[2]	(18.16)%	1.19%	(8.56)%	25.21%	(2.48)%	7.07%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.11%	1.06%	1.14%	1.14%	1.15%
Net expenses	0.84%	0.86%	0.89%	0.89%	0.87%	0.84%
Net investment income	0.81%	2.27%	2.31%	2.28%	2.27%	1.67%
Supplemental data
Portfolio turnover rate	38%	49%	62%	59%	65%	27%
Net assets, end of period (000s omitted)	$91,353	$150,749	$243,235	$236,946	$182,639	$192,799

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo International Equity Fund

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2020, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Wells Fargo International Equity Fund  |  19

Notes to financial statements (unaudited)

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

20  |  Wells Fargo International Equity Fund

Notes to financial statements (unaudited)

As of April 30, 2020, the aggregate cost of all investments for federal income tax purposes was $193,989,450 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$15,859,494

Gross unrealized losses	(19,238,830)

Net unrealized losses	$(3,379,336)

As of October 31, 2019, the Fund had capital loss carryforwards which consisted of $11,301,468 in short-term capital losses and $3,067,307 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo International Equity Fund  |  21

Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Australia	$0	$1,499,488	$0	$1,499,488

Canada	5,198,990	0	0	5,198,990

China	8,156,342	16,862,205	0	25,018,547

France	0	15,264,332	0	15,264,332

Germany	0	11,664,580	0	11,664,580

Hong Kong	0	4,507,545	0	4,507,545

India	0	3,421,050	0	3,421,050

Ireland	0	4,031,241	0	4,031,241

Israel	6,664,158	0	0	6,664,158

Italy	0	3,781,900	0	3,781,900

Japan	0	20,063,203	0	20,063,203

Malaysia	0	748,507	0	748,507

Mexico	0	1,919,263	0	1,919,263

Netherlands	0	13,684,977	0	13,684,977

Norway	0	3,731,875	0	3,731,875

Russia	5,161,668	0	0	5,161,668

Singapore	0	3,921,559	0	3,921,559

South Korea	0	16,213,956	0	16,213,956

Switzerland	0	8,863,195	0	8,863,195

Thailand	0	1,140,980	0	1,140,980

United Kingdom	1,113,919	12,735,039	0	13,848,958

United States	11,385,602	0	0	11,385,602

Short-term investments

Investment companies	8,622,008	0	0	8,622,008

	46,302,687	144,054,895	0	190,357,582

Forward foreign currency contracts	0	263,562	0	263,562

Total assets	$46,302,687	$144,318,457	$0	$190,621,144

Liabilities

Forward foreign currency contracts	$0	$11,030	$0	$11,030

Total liabilities	$0	$11,030	$0	$11,030

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.

For the six months ended April 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in

22  |  Wells Fargo International Equity Fund

Notes to financial statements (unaudited)

connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.850%

Next $500 million	0.800

Next $1 billion	0.750

Next $2 billion	0.725

Next $1 billion	0.700

Next $5 billion	0.690

Over $10 billion	0.680

For the six months ended April 30, 2020, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through February 28, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.14% for Class A shares, 1.89% for Class C shares, 1.39% for Class R shares, 0.79% for Class R6 shares, 1.14% for Administrator Class shares, and 0.84% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended April 30, 2020, Funds Distributor received $439 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended April 30, 2020.

Wells Fargo International Equity Fund  |  23

Notes to financial statements (unaudited)

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2020 were $90,058,080 and $134,254,837, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of April 30, 2020, the Fund did not have any securities on loan.

7. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2020, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $8,973,445 and $22,429,870 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the six months ended April 30, 2020.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:

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Notes to financial statements (unaudited)

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

Credit Suisse	$263,562	$0	$0	$263,562

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities

State Street Bank	$11,030	$0	$0	$11,030

8. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended April 30, 2020, there were no borrowings by the Fund under the agreement.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo International Equity Fund  |  25

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended October 31, 2019. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions

$699,534	$0.0282	96.84%

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

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Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

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Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

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Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo International Equity Fund  |  31

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

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Appendix III (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo International Equity Fund  |  33

Appendix IV (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

34  |  Wells Fargo International Equity Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

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Website: wfam.com

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Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

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INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo & Company. All rights reserved.

PAR-0520-00420 06-20

SA240/SAR240 04-20

Semi-Annual Report

April 30, 2020

Wells Fargo

Emerging Markets Equity Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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The views expressed and any forward-looking statements are as of April 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Emerging Markets Equity Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“The period began with a tailwind created by central bank support.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Emerging Markets Equity Fund for the six-month period that ended April 30, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Markets rebounded in April to lessen the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets performed better, with the exception of high-yield bonds, as U.S. bonds overall achieved modest gains.

For the six-month period, U.S. stocks, based on the S&P 500 Index,1 returned -3.16% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 13.22%. The MSCI Emerging Markets Index (Net)3 lost 10.50%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.86%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned -0.97%, the Bloomberg Barclays Municipal Bond Index6 returned -1.33%, and the ICE BofA U.S. High Yield Index7 lost 7.68%.

The period began with a tailwind created by central bank support.

The period began with a tailwind that had been created by U.S. Federal Reserve (Fed) rate cuts in the summer and early fall. Equity markets rallied in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment edged up, and manufacturing and services activity rose. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were positive overall, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Emerging Markets Equity Fund

Letter to shareholders (unaudited)

havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements . Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the extreme volatility of the previous two months, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented stimulus measures taken by governments and central banks to buffer the economic damage created by mass shutdowns to try to contain the virus’s spread. The U.S. economy contracted by an annualized 4.8% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil price volatility continued as global supply far exceeded demand.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Emerging Markets Equity Fund  |  3

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Derrick Irwin, CFA®‡

Richard Peck, CFA®‡

Yi (Jerry) Zhang, Ph.D., CFA®‡

Average annual total returns (%) as of April 30, 20201

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (EMGAX)	9-6-1994	-13.72	0.69	1.54	-8.45	1.89	2.14	1.59	1.56

Class C (EMGCX)	9-6-1994	-10.18	1.12	1.37	-9.18	1.12	1.37	2.34	2.31

Class R6 (EMGDX)[4]	6-28-2013	–	–	–	-8.04	2.33	2.60	1.16	1.14

Administrator Class (EMGYX)	9-6-1994	–	–	–	-8.35	2.00	2.29	1.51	1.43

Institutional Class (EMGNX)[5]	7-30-2010	–	–	–	-8.15	2.27	2.56	1.26	1.18

MSCI EM Index (Net)[6]	–	–	–	–	-12.00	-0.10	1.45	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

4  |  Wells Fargo Emerging Markets Equity Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of April 30, 2020[7]

Samsung Electronics Company Limited	5.14

Tencent Holdings Limited	4.86

Taiwan Semiconductor Manufacturing Company Limited ADR	3.27

China Mobile Limited	3.26

Alibaba Group Holding Limited ADR	3.23

Vipshop Holdings Limited ADR	2.74

Reliance Industries Limited GDR	2.50

Li Ning Company Limited	2.44

AIA Group Limited	2.37

WH Group Limited	2.29

Sector allocation as of April 30, 2020[8]

Country allocation as of April 30, 2020[8]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Historical performance prior to July 19, 2010, is based on the performance of the same class of the Fund’s predecessor, Evergreen Emerging Markets Growth Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through February 28, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.55% for Class A, 2.30% for Class C, 1.13% for Class R6, 1.42% for Administrator Class, and 1.17% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would have been higher.

[5]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[6]

The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Emerging Markets Equity Fund  |  5

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2019 to April 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2019	Ending account value 4-30-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$894.86	$7.30	1.55%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.16	$7.77	1.55%

Class C

Actual	$1,000.00	$891.42	$10.86	2.31%

Hypothetical (5% return before expenses)	$1,000.00	$1,013.38	$11.56	2.31%

Class R6

Actual	$1,000.00	$896.92	$5.33	1.13%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.67	1.13%

Administrator Class

Actual	$1,000.00	$895.38	$6.83	1.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.27	1.45%

Institutional Class

Actual	$1,000.00	$896.56	$5.56	1.18%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$5.92	1.18%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo Emerging Markets Equity Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 96.73%

Argentina: 0.28%
MercadoLibre Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail) †	17,216	$10,045,708

Brazil: 6.09%
Ambev SA ADR (Consumer Staples, Beverages)	3,764,500	8,093,675
Atacadao Distribuicao Comercio e Industria Limitada (Consumer Staples, Food & Staples Retailing)	5,370,000	19,750,271
B2W Companhia Digital (Consumer Discretionary, Internet & Direct Marketing Retail) †	3,931,697	52,961,034
B3 Brasil Bolsa Balcao SA (Financials, Capital Markets)	4,623,005	32,662,582
Banco Bradesco SA ADR (Financials, Banks)	4,548,163	16,009,534
BK Brasil Operacao e Assessoria a Restaurantes SA (Consumer Discretionary, Hotels, Restaurants & Leisure)	2,735,794	4,759,303
BRF Brazil Foods SA ADR (Consumer Staples, Food Products) †	7,143,392	25,573,343
Cogna Educacao (Consumer Discretionary, Diversified Consumer Services)	3,346,000	3,408,823
Hapvida Participacoes e Investimentos SA (Health Care, Health Care Providers & Services) 144A	1,994,507	19,233,886
Lojas Renner SA (Consumer Discretionary, Multiline Retail)	2,920,175	20,615,590
Multiplan Empreendimentos Imobiliarios SA (Real Estate, Real Estate Management & Development)	1,636,906	6,288,267
Raia Drogasil SA (Consumer Staples, Food & Staples Retailing)	423,600	8,162,123

		217,518,431

Chile: 1.20%
Banco Santander Chile SA ADR (Financials, Banks)	1,080,492	18,173,875
S.A.C.I. Falabella (Consumer Discretionary, Multiline Retail)	9,060,549	24,743,145

		42,917,020

China: 40.11%
51job Incorporated ADR (Industrials, Professional Services) †	517,541	31,021,408
Alibaba Group Holding Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	568,837	115,286,195
Best Incorporated ADR (Industrials, Air Freight & Logistics) †	3,997,927	21,468,868
Bilibili Incorporated ADR (Communication Services, Entertainment) †	2,499,345	68,457,060
China Distance Education ADR (Consumer Discretionary, Diversified Consumer Services)	966,510	7,500,118
China Life Insurance Company H Shares (Financials, Insurance)	25,443,190	54,262,659
China Literature Limited (Communication Services, Media) 144A†	2,714,968	12,119,326
China MeiDong Auto Holdings Limited (Consumer Discretionary, Specialty Retail)	17,513,400	31,513,785
China Mobile Limited (Communication Services, Wireless Telecommunication Services)	14,495,865	116,533,084
FinVolution Group ADR (Financials, Consumer Finance)	4,401,985	8,451,811
Greentree Hospitality Group Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	1,215,741	15,123,818
Hua Medicine Limited (Health Care, Pharmaceuticals) 144A†	8,733,136	3,379,479
Huami Corporation ADR (Information Technology, Electronic Equipment, Instruments & Components) †	2,099,291	26,493,052
IQIYI Incorporated ADR (Communication Services, Entertainment) †	925,339	15,703,003
Jianpu Technology Incorporated ADR (Financials, Consumer Finance) †	3,070,490	3,009,080
Koolearn Technology Holding Limited (Consumer Discretionary, Diversified Consumer Services) 144A†	7,233,215	34,717,754
Li Ning Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	27,597,707	87,139,027
Meituan Dianping (Consumer Discretionary, Internet & Direct Marketing Retail) †	4,395,100	58,846,354
New Oriental Education & Technology Group Incorporated ADR (Consumer Discretionary, Diversified Consumer Services) †	565,289	72,164,794
Pinduoduo Incorporated ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	221,441	10,505,161
Shandong Weigao Group Medical Polymer Company Limited H Shares (Health Care, Health Care Equipment & Supplies)	17,890,600	27,178,398
Shanghai Junshi Bioscience H Shares (Health Care, Biotechnology) 144A†	1,533,169	7,383,972
SINA Corporation (Communication Services, Interactive Media & Services) †	879,207	29,690,820
Tencent Holdings Limited (Communication Services, Interactive Media & Services)	3,303,400	173,657,863
Trip.com Group Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	1,538,013	39,619,215
Tsingtao Brewery Company Limited H Shares (Consumer Staples, Beverages)	6,554,500	39,818,109

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Markets Equity Fund  |  7

Portfolio of investments—April 30, 2020 (unaudited)

	Shares	Value

China (continued)
Uxin Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	3,950,000	$6,359,500
Vipshop Holdings Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	6,156,538	98,073,650
Want Want China Holdings Limited (Consumer Staples, Food Products)	50,725,800	36,154,380
Weibo Corporation ADR (Communication Services, Interactive Media & Services) †	1,200,640	45,060,019
WH Group Limited (Consumer Staples, Food Products) 144A	85,815,700	81,846,925
Wise Talent Information Technology Company Limited (Communication Services, Interactive Media & Services) †	1,636,260	3,524,739
Xiaomi Corporation Class B (Information Technology, Technology Hardware, Storage & Peripherals) 144A†	28,477,100	37,350,403
Zhou Hei Ya International Holding Company Limited (Consumer Staples, Food Products) 144A	25,612,726	14,398,627

		1,433,812,456

Colombia: 0.32%
Bancolombia SA ADR (Financials, Banks)	439,100	11,460,510

Cyprus: 0.16%
Headhunter Group plc ADR (Industrials, Professional Services)	350,160	5,777,640

Hong Kong: 4.76%
AIA Group Limited (Financials, Insurance)	9,237,500	84,779,618
CNOOC Limited (Energy, Oil, Gas & Consumable Fuels)	28,759,600	31,797,233
Johnson Electric Holdings Limited (Industrials, Electrical Equipment)	4,183,050	7,023,779
Sun Art Retail Group Limited (Consumer Staples, Food & Staples Retailing)	27,923,400	46,489,088

		170,089,718

India: 8.58%
AU Small Finance Bank Limited (Financials, Banks) 144A	451,041	3,234,391
Axis Bank Limited (Financials, Banks)	2,670,819	15,604,135
Bajaj Finance Limited (Financials, Consumer Finance)	420,281	12,850,389
Bandhan Bank Limited (Financials, Banks) 144A	1,416,131	4,859,692
Bharti Airtel Limited (Communication Services, Wireless Telecommunication Services) †	3,909,052	26,621,117
Bharti Infratel Limited (Communication Services, Diversified Telecommunication Services)	3,073,851	7,111,716
Dalmia Bharat Limited (Materials, Construction Materials)	624,658	4,307,558
Fortis Healthcare Limited (Health Care, Health Care Providers & Services) †	5,634,970	9,423,402
HDFC Bank Limited ADR (Financials, Banks)	318,752	13,817,899
Housing Development Finance Corporation Limited (Financials, Thrifts & Mortgage Finance)	1,115,700	28,221,406
Indusind Bank Limited (Financials, Banks)	802,217	4,894,305
ITC Limited (Consumer Staples, Tobacco)	12,883,960	31,039,920
Kotak Mahindra Bank Limited (Financials, Banks)	1,057,262	18,986,999
Max Financial Services Limited (Financials, Insurance) †	925,389	5,750,376
Oberoi Realty Limited (Real Estate, Real Estate Management & Development)	1,064,750	4,817,587
Reliance Industries Limited GDR (Energy, Oil, Gas & Consumable Fuels) 144A	2,355,274	89,374,551
SBI Life Insurance Company Limited (Financials, Insurance) 144A†	914,273	8,788,299
SH Kelkar & Company Limited (Materials, Chemicals)	1,244,001	1,075,189
Spandana Sphoorty Financial (Financials, Consumer Finance) †	440,254	2,626,696
Ultra Tech Cement Limited (Materials, Construction Materials)	286,000	13,313,305

		306,718,932

Indonesia: 1.51%
PT Astra International Tbk (Consumer Discretionary, Automobiles)	19,151,000	4,898,181
PT Bank Central Asia Tbk (Financials, Banks)	11,349,500	19,659,488
PT Blue Bird Tbk (Industrials, Road & Rail)	13,605,309	887,203
PT Link Net Tbk (Communication Services, Diversified Telecommunication Services)	38,278,161	7,153,834
PT Telekomunikasi Indonesia Persero Tbk ADR (Communication Services, Diversified Telecommunication Services)	990,354	21,480,778

		54,079,484

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Emerging Markets Equity Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Shares	Value
Malaysia: 0.20%
Genting Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	3,280,900	$3,173,023
Genting Malaysia Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	7,196,300	3,955,560

		7,128,583

Mexico: 4.81%
America Movil SAB de CV ADR (Communication Services, Wireless Telecommunication Services)	1,605,920	19,335,277
Banco Santander Mexico ADR (Financials, Banks)	2,879,336	7,975,761
Banco Santander Mexico SA (Financials, Banks)	2,977,800	1,648,224
Becle SAB de CV ADR (Consumer Staples, Beverages)	12,967,225	19,783,613
Cemex SAB de CV ADR (Materials, Construction Materials)	4,011,948	8,505,330
Fibra Uno Administracion SAB de CV (Real Estate, Equity REITs)	38,957,464	32,344,668
Fomento Economico Mexicano SAB de CV ADR (Consumer Staples, Beverages)	920,420	59,210,619
Grupo Financiero Banorte SAB de CV (Financials, Banks)	3,350,488	9,172,449
Wal-Mart de Mexico SAB de CV (Consumer Staples, Food & Staples Retailing)	5,842,900	14,102,381

		172,078,322

Peru: 0.21%
Compania de Minas Buenaventura SA ADR (Materials, Metals & Mining)	1,006,695	7,540,146

Philippines: 0.75%
Ayala Corporation (Industrials, Industrial Conglomerates)	787,624	8,959,305
San Miguel Food & Beverage Incorporated (Consumer Staples, Food Products)	3,495,810	4,106,411
SM Investments Corporation (Industrials, Industrial Conglomerates)	812,873	13,548,645

		26,614,361

Russia: 2.66%
LUKOIL PJSC ADR (Energy, Oil, Gas & Consumable Fuels)	422,149	27,540,046
Magnit PJSC (Consumer Staples, Food & Staples Retailing)	150,816	7,463,423
Sberbank PJSC ADR (Financials, Banks)	1,450,395	15,398,030
Yandex NV Class A (Communication Services, Interactive Media & Services) †	1,184,406	44,746,859

		95,148,358

South Africa: 1.72%
AngloGold Ashanti Limited ADR (Materials, Metals & Mining)	418,308	10,202,532
MTN Group Limited (Communication Services, Wireless Telecommunication Services)	3,278,543	8,615,548
Oceana Group Limited (Consumer Staples, Food Products)	360,849	1,187,548
Shoprite Holdings Limited (Consumer Staples, Food & Staples Retailing)	2,901,500	16,769,858
Standard Bank Group Limited (Financials, Banks)	1,757,090	9,681,509
Tiger Brands Limited (Consumer Staples, Food Products)	1,531,933	14,917,261

		61,374,256

South Korea: 10.69%
KT Corporation ADR (Communication Services, Diversified Telecommunication Services)	4,204,713	41,248,235
KT&G Corporation (Consumer Staples, Tobacco)	281,091	18,767,727
Naver Corporation (Communication Services, Interactive Media & Services)	487,500	79,038,653
Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	4,465,800	183,622,649
Samsung Life Insurance Company Limited (Financials, Insurance)	623,337	25,279,256
SK Hynix Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	495,500	34,099,096

		382,055,616

Taiwan: 10.23%
104 Corporation (Industrials, Professional Services)	1,655,000	8,427,271
Mediatek Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	4,324,881	59,719,802
President Chain Store Corporation (Consumer Staples, Food & Staples Retailing)	2,450,000	25,334,782

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Markets Equity Fund  |  9

Portfolio of investments—April 30, 2020 (unaudited)

			Shares	Value

Taiwan (continued)
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)			7,635,224	$77,022,580
Taiwan Semiconductor Manufacturing Company Limited ADR (Information Technology, Semiconductors & Semiconductor Equipment)			2,197,552	116,755,938
Uni-President Enterprises Corporation (Consumer Staples, Food Products)			33,712,368	78,495,410

				365,755,783

Thailand: 1.92%
PTT Exploration & Production plc (Energy, Oil, Gas & Consumable Fuels)			2,533,139	7,767,275
PTT plc (Energy, Oil, Gas & Consumable Fuels)			14,459,000	15,786,499
Siam Commercial Bank plc (Financials, Banks)			8,105,100	17,524,652
Thai Beverage plc (Consumer Staples, Beverages)			56,927,000	27,709,439

				68,787,865

Turkey: 0.10%
Avivasa Emeklilik Ve Hayat AS (Financials, Insurance)			1,901,979	3,642,273

United Arab Emirates: 0.04%
Emaar Malls Group (Real Estate, Real Estate Management & Development)			3,773,147	1,314,871

United Kingdom: 0.39%
Standard Chartered plc (Financials, Banks)			2,714,444	13,869,950

Total Common Stocks (Cost $2,960,874,311)				3,457,730,283

	Interest rate	Maturity date	Principal
Convertible Debentures: 0.00%

Brazil: 0.00%
Lupatech SA (Energy, Energy Equipment & Services) †(a)	6.50%	4-15-2021	$303,000	0

Total Convertible Debentures (Cost $160,691)				0

	Dividend yield		Shares
Preferred Stocks: 1.34%

Brazil: 1.34%
Lojas Americanas SA (Consumer Discretionary, Multiline Retail)	0.82		10,454,418	47,832,053

Total Preferred Stocks (Cost $40,402,936)				47,832,053

	Yield
Short-Term Investments: 1.39%

Investment Companies: 1.39%
Securities Lending Cash Investments LLC (l)(u)	0.00		1,000	1,000
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.19		49,731,498	49,731,498

Total Short-Term Investments (Cost $49,732,498)				49,732,498

Total investments in securities (Cost $3,051,170,436)	99.46%	3,555,294,834

Other assets and liabilities, net	0.54	19,161,015

Total net assets	100.00%	$3,574,455,849

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Emerging Markets Equity Fund

Portfolio of investments—April 30, 2020 (unaudited)

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

GDR	Global depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	150,280,602	289,125,813	(439,405,415)	1,000	$11,521	$21	$795,584	#	$1,000
Wells Fargo Government Money Market Fund Select Class	158,178,165	178,278,779	(286,725,446)	49,731,498	0	0	581,513		49,731,498

					$11,521	$21	$1,377,097		$49,732,498	1.39%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Markets Equity Fund  |  11

Statement of assets and liabilities—April 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $3,001,437,938)	$3,505,562,336
Investments in affiliated securities, at value (cost $49,732,498)	49,732,498
Foreign currency, at value (cost $7,484,257)	6,485,007
Receivable for investments sold	4,110,071
Receivable for Fund shares sold	16,934,618
Receivable for dividends	2,511,601
Receivable for securities lending income, net	15,238
Prepaid expenses and other assets	19,565

Total assets	3,585,370,934

Liabilities
Payable for Fund shares redeemed	4,772,121
Management fee payable	4,386,311
Administration fees payable	357,290
Distribution fee payable	12,867
Shareholder report expenses payable	325,367
Custody and accounting fees payable	955,841
Trustees’ fees and expenses payable	8,822
Accrued expenses and other liabilities	96,466

Total liabilities	10,915,085

Total net assets	$3,574,455,849

Net assets consist of
Paid-in capital	$3,249,789,746
Total distributable earnings	324,666,103

Total net assets	$3,574,455,849

Computation of net asset value and offering price per share
Net assets – Class A	$182,611,322
Shares outstanding – Class A1	8,122,371
Net asset value per share – Class A	$22.48
Maximum offering price per share – Class A2	$23.85
Net assets – Class C	$21,349,369
Shares outstanding – Class C1	1,135,338
Net asset value per share – Class C	$18.80
Net assets – Class R6	$268,035,865
Shares outstanding – Class R6[1]	11,445,618
Net asset value per share – Class R6	$23.42
Net assets – Administrator Class	$69,502,822
Shares outstanding – Administrator Class[1]	2,949,830
Net asset value per share – Administrator Class	$23.56
Net assets – Institutional Class	$3,032,956,471
Shares outstanding – Institutional Class[1]	129,531,257
Net asset value per share – Institutional Class	$23.41

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Emerging Markets Equity Fund

Statement of operations—six months ended April 30, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $3,966,561)	$25,135,962
Income from affiliated securities	1,402,863
Interest (net of foreign withholding taxes of $25,097)	142,399

Total investment income	26,681,224

Expenses
Management fee	20,329,457
Administration fees
Class A	225,451
Class C	27,883
Class R6	45,191
Administrator Class	57,836
Institutional Class	2,187,148
Shareholder servicing fees
Class A	268,390
Class C	33,193
Administrator Class	110,572
Distribution fee
Class C	99,357
Custody and accounting fees	1,309,767
Professional fees	30,692
Registration fees	69,173
Shareholder report expenses	349,256
Trustees’ fees and expenses	10,969
Interest expense	495
Other fees and expenses	59,490

Total expenses	25,214,320
Less: Fee waivers and/or expense reimbursements
Fund-level	(317,603)
Class A	(5,365)
Administrator Class	(9,663)
Institutional Class	(644,135)

Net expenses	24,237,554

Net investment income	2,443,670

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	20,134,058
Affiliated securities	11,521
Forward foreign currency contracts	205

Net realized gains on investments	20,145,784

Net change in unrealized gains (losses) on
Unaffiliated securities	(427,823,600)
Affiliated securities	21

Net change in unrealized gains (losses) on investments	(427,823,579)

Net realized and unrealized gains (losses) on investments	(407,677,795)

Net decrease in net assets resulting from operations	$(405,234,125)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Markets Equity Fund  |  13

Statement of changes in net assets

	Six months ended April 30, 2020 (unaudited)		Year ended October 31, 2019

Operations
Net investment income		$2,443,670		$29,835,911
Net realized gains on investments		20,145,784		58,804,224
Net change in unrealized gains (losses) on investments		(427,823,579)		621,646,983

Net increase (decrease) in net assets resulting from operations		(405,234,125)		710,287,118

Distributions to shareholders from net investment income and net realized gains
Class A		(1,592,205)		(710,399)
Class R6		(3,433,286)		(2,908,247)
Administrator Class		(690,072)		(528,015)
Institutional Class		(37,764,049)		(24,412,544)

Total distributions to shareholders		(43,479,612)		(28,559,205)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	495,757	12,288,179	1,832,949	42,913,694
Class C	36,673	758,073	155,464	2,968,853
Class R6	2,556,703	61,258,967	4,297,288	100,909,236
Administrator Class	326,127	8,241,931	582,444	14,129,059
Institutional Class	17,070,053	416,131,927	34,734,070	844,578,848

		498,679,077		1,005,499,690

Reinvestment of distributions
Class A	54,378	1,460,585	30,235	636,746
Class R6	89,034	2,487,612	88,834	1,945,455
Administrator Class	23,753	668,417	23,214	511,866
Institutional Class	1,335,293	37,308,081	1,100,826	24,108,081

		41,924,695		27,202,148

Payment for shares redeemed
Class A	(1,437,111)	(34,685,938)	(2,378,845)	(55,211,980)
Class C	(299,468)	(6,047,467)	(1,529,459)	(30,114,110)
Class R6	(4,533,818)	(113,012,996)	(5,807,534)	(144,080,345)
Administrator Class	(1,357,775)	(35,717,631)	(1,325,414)	(32,354,466)
Institutional Class	(20,610,788)	(517,276,083)	(30,356,079)	(733,923,145)

		(706,740,115)		(995,684,046)

Net increase (decrease) in net assets resulting from capital share transactions		(166,136,343)		37,017,792

Total increase (decrease) in net assets		(614,850,080)		718,745,705

Net assets
Beginning of period		4,189,305,929		3,470,560,224

End of period		$3,574,455,849		$4,189,305,929

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Emerging Markets Equity Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
CLASS A		2019	2018	2017	2016	2015
Net asset value, beginning of period	$25.29	$21.16	$24.83	$20.49	$18.09	$21.44
Net investment income (loss)	(0.05)	0.10	0.07	(0.03)[1]	0.12	0.08
Net realized and unrealized gains (losses) on investments	(2.58)	4.11	(3.70)	4.50	2.38	(3.29)

Total from investment operations	(2.63)	4.21	(3.63)	4.47	2.50	(3.21)
Distributions to shareholders from
Net investment income	(0.18)	(0.08)	(0.04)	(0.13)	(0.10)	(0.14)
Net asset value, end of period	$22.48	$25.29	$21.16	$24.83	$20.49	$18.09
Total return[2]	(10.51)%	19.95%	(14.65)%	21.99%	13.93%	(15.02)%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.57%	1.58%	1.58%	1.64%	1.64%
Net expenses	1.55%	1.57%	1.57%	1.58%	1.60%	1.64%
Net investment income (loss)	(0.22)%	0.43%	0.38%	(0.13)%	0.64%	0.37%
Supplemental data
Portfolio turnover rate	2%	8%	11%	13%	8%	8%
Net assets, end of period (000s omitted)	$182,611	$227,811	$201,515	$268,384	$874,625	$873,992

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Markets Equity Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
CLASS C		2019	2018	2017	2016	2015
Net asset value, beginning of period	$21.09	$17.71	$20.92	$17.28	$15.28	$18.11
Net investment loss	(0.10)[1]	(0.07)[1]	(0.08)[1]	(0.08)	(0.02)[1]	(0.06)[1]
Net realized and unrealized gains (losses) on investments	(2.19)	3.45	(3.13)	3.72	2.02	(2.77)

Total from investment operations	(2.29)	3.38	(3.21)	3.64	2.00	(2.83)
Net asset value, end of period	$18.80	$21.09	$17.71	$20.92	$17.28	$15.28
Total return[2]	(10.86)%	19.09%	(15.34)%	21.06%	13.09%	(15.63)%
Ratios to average net assets (annualized)
Gross expenses	2.32%	2.32%	2.33%	2.31%	2.39%	2.39%
Net expenses	2.31%	2.32%	2.32%	2.31%	2.35%	2.39%
Net investment loss	(0.99)%	(0.37)%	(0.38)%	(0.43)%	(0.12)%	(0.39)%
Supplemental data
Portfolio turnover rate	2%	8%	11%	13%	8%	8%
Net assets, end of period (000s omitted)	$21,349	$29,484	$49,103	$69,845	$71,900	$84,004

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Emerging Markets Equity Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
CLASS R6		2019	2018	2017	2016	2015
Net asset value, beginning of period	$26.39	$22.10	$26.00	$21.46	$19.00	$22.53
Net investment income	0.05	0.22 [1]	0.23 [1]	0.17 [1]	0.23 [1]	0.19
Net realized and unrealized gains (losses) on investments	(2.72)	4.27	(3.92)	4.59	2.46	(3.46)

Total from investment operations	(2.67)	4.49	(3.69)	4.76	2.69	(3.27)
Distributions to shareholders from
Net investment income	(0.30)	(0.20)	(0.21)	(0.22)	(0.23)	(0.26)
Net asset value, end of period	$23.42	$26.39	$22.10	$26.00	$21.46	$19.00
Total return[2]	(10.31)%	20.50%	(14.33)%	22.53%	14.43%	(14.61)%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.14%	1.16%	1.14%	1.20%	1.19%
Net expenses	1.13%	1.14%	1.15%	1.14%	1.17%	1.18%
Net investment income	0.19%	0.88%	0.90%	0.76%	1.16%	0.84%
Supplemental data
Portfolio turnover rate	2%	8%	11%	13%	8%	8%
Net assets, end of period (000s omitted)	$268,036	$351,829	$326,131	$192,929	$191,250	$95,190

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Markets Equity Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
ADMINISTRATOR CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$26.50	$22.18	$26.08	$21.53	$18.99	$22.44
Net investment income (loss)	(0.02)[1]	0.13 [1]	0.12 [1]	0.10 [1]	0.15 [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	(2.72)	4.30	(3.90)	4.61	2.50	(3.46)

Total from investment operations	(2.74)	4.43	(3.78)	4.71	2.65	(3.34)
Distributions to shareholders from
Net investment income	(0.20)	(0.11)	(0.12)	(0.16)	(0.11)	(0.11)
Net asset value, end of period	$23.56	$26.50	$22.18	$26.08	$21.53	$18.99
Total return[2]	(10.46)%	20.09%	(14.57)%	22.10%	14.07%	(14.91)%
Ratios to average net assets (annualized)
Gross expenses	1.48%	1.49%	1.50%	1.48%	1.56%	1.49%
Net expenses	1.45%	1.46%	1.46%	1.46%	1.49%	1.48%
Net investment income (loss)	(0.14)%	0.54%	0.48%	0.42%	0.76%	0.58%
Supplemental data
Portfolio turnover rate	2%	8%	11%	13%	8%	8%
Net assets, end of period (000s omitted)	$69,503	$104,869	$103,740	$144,421	$160,657	$181,224

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Emerging Markets Equity Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
INSTITUTIONAL CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$26.38	$22.10	$25.99	$21.46	$18.99	$22.52
Net investment income	0.02	0.19	0.19	0.19 [1]	0.20 [1]	0.17
Net realized and unrealized gains (losses) on investments	(2.70)	4.28	(3.89)	4.55	2.49	(3.45)

Total from investment operations	(2.68)	4.47	(3.70)	4.74	2.69	(3.28)
Distributions to shareholders from
Net investment income	(0.29)	(0.19)	(0.19)	(0.21)	(0.22)	(0.25)
Net asset value, end of period	$23.41	$26.38	$22.10	$25.99	$21.46	$18.99
Total return[2]	(10.34)%	20.40%	(14.35)%	22.42%	14.40%	(14.66)%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.25%	1.25%	1.23%	1.31%	1.24%
Net expenses	1.18%	1.19%	1.19%	1.20%	1.22%	1.22%
Net investment income	0.15%	0.81%	0.75%	0.82%	1.04%	0.82%
Supplemental data
Portfolio turnover rate	2%	8%	11%	13%	8%	8%
Net assets, end of period (000s omitted)	$3,032,956	$3,475,314	$2,790,071	$3,423,366	$1,826,097	$2,146,675

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Markets Equity Fund  |  19

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Markets Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2020, such fair value pricing was used in pricing certain foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign

20  |  Wells Fargo Emerging Markets Equity Fund

Notes to financial statements (unaudited)

exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Wells Fargo Emerging Markets Equity Fund  |  21

Notes to financial statements (unaudited)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of April 30, 2020, the aggregate cost of all investments for federal income tax purposes was $3,086,399,439 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,271,094,888

Gross unrealized losses	(802,199,493)

Net unrealized gains	$468,895,395

As of October 31, 2019, the Fund had capital loss carryforwards which consisted of $164,103,731 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

22  |  Wells Fargo Emerging Markets Equity Fund

Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Argentina	$10,045,708	$0	$0	$10,045,708

Brazil	217,518,431	0	0	217,518,431

Chile	42,917,020	0	0	42,917,020

China	620,891,790	812,920,666	0	1,433,812,456

Colombia	11,460,510	0	0	11,460,510

Cyprus	5,777,640	0	0	5,777,640

Hong Kong	0	170,089,718	0	170,089,718

India	13,817,899	292,901,033	0	306,718,932

Indonesia	29,521,815	24,557,669	0	54,079,484

Malaysia	0	7,128,583	0	7,128,583

Mexico	172,078,322	0	0	172,078,322

Peru	7,540,146	0	0	7,540,146

Philippines	0	26,614,361	0	26,614,361

Russia	44,746,859	50,401,499	0	95,148,358

South Africa	37,841,447	23,532,809	0	61,374,256

South Korea	41,248,235	340,807,381	0	382,055,616

Taiwan	116,755,938	248,999,845	0	365,755,783

Thailand	0	68,787,865	0	68,787,865

Turkey	0	3,642,273	0	3,642,273

United Arab Emirates	0	1,314,871	0	1,314,871

United Kingdom	0	13,869,950	0	13,869,950

Convertible debentures	0	0	0	0

Preferred stocks

Brazil	47,832,053	0	0	47,832,053

Short-term investments

Investment companies	49,732,498	0	0	49,732,498

Total assets	$1,469,726,311	$2,085,568,523	$0	$3,555,294,834

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended April 30, 2020, the Fund did not have any transfers into/out of Level 3.

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Notes to financial statements (unaudited)

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	1.050%

Next $1 billion	1.025

Next $2 billion	1.000

Next $1 billion	0.975

Next $3 billion	0.965

Next $2 billion	0.955

Over $10 billion	0.945

For the six months ended April 30, 2020, the management fee was equivalent to an annual rate of 1.02% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through February 28, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.55% for Class A shares, 2.30% for Class C shares, 1.13% for Class R6 shares, 1.42% for Administrator Class shares, and 1.17% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to March 1, 2020, the Fund’s expenses were capped at 1.58% for Class A shares, 2.33% for Class C shares, 1.15% for Class R6 shares, 1.46% for Administrator Class shares, and 1.19% for Institutional Class shares.

24  |  Wells Fargo Emerging Markets Equity Fund

Notes to financial statements (unaudited)

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended April 30, 2020, Funds Distributor received $5,134 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended April 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2020 were $91,339,432 and $198,499,996, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of April 30, 2020, the Fund did not have any securities on loan.

6. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2020, the Fund entered into forward foreign currency contracts for hedging purposes. The Fund had average contract amounts of $15,241 in forward foreign currency contracts to sell, respectively, during the six months ended April 30, 2020.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the six months ended April 30, 2020, the Fund had average borrowings outstanding of $34,859 (on an annualized basis) at an average rate of 1.42% and paid interest in the amount of $495.

Wells Fargo Emerging Markets Equity Fund  |  25

Notes to financial statements (unaudited)

8. CONCENTRATION RISK

Concentration risk results from exposure to a limited number of geographic regions. As of the end of the period, the Fund invested a concentration of its portfolio in China. A fund that invests a substantial portion of its assets in any geographic region may be more affected by changes in that geographic region than would be a fund whose investments are not heavily weighted in any geographic region.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

26  |  Wells Fargo Emerging Markets Equity Fund

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended October 31, 2019. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions

$6,641,324	$0.0417	80.92%

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

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Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

28  |  Wells Fargo Emerging Markets Equity Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Emerging Markets Equity Fund  |  29

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

30  |  Wells Fargo Emerging Markets Equity Fund

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

Wells Fargo Emerging Markets Equity Fund  |  31

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

32  |  Wells Fargo Emerging Markets Equity Fund

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Wells Fargo Emerging Markets Equity Fund  |  33

Appendix III (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

34  |  Wells Fargo Emerging Markets Equity Fund

Appendix IV (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Wells Fargo Emerging Markets Equity Fund  |  35

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo & Company. All rights reserved.

PAR-0520-00406 06-20

SA238/SAR238 04-20

Semi-Annual Report

April 30, 2020

Wells Fargo Global Small Cap Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Global Small Cap Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“The period began with a tailwind created by central bank support.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Global Small Cap Fund for the six-month period that ended April 30, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Markets rebounded in April to lessen the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets performed better, with the exception of high-yield bonds, as U.S. bonds overall achieved modest gains.

For the six-month period, U.S. stocks, based on the S&P 500 Index,1 returned -3.16% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 13.22%. The MSCI Emerging Markets Index (Net)3 lost 10.50%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.86%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned -0.97%, the Bloomberg Barclays Municipal Bond Index6 returned -1.33%, and the ICE BofA U.S. High Yield Index7 lost 7.68%.

The period began with a tailwind created by central bank support.

The period began with a tailwind that had been created by U.S. Federal Reserve (Fed) rate cuts in the summer and early fall. Equity markets rallied in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment edged up, and manufacturing and services activity rose. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were positive overall, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Global Small Cap Fund

Letter to shareholders (unaudited)

havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the extreme volatility of the previous two months, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented stimulus measures taken by governments and central banks to buffer the economic damage created by mass shutdowns to try to contain the virus’s spread. The U.S. economy contracted by an annualized 4.8% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil price volatility continued as global supply far exceeded demand.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Global Small Cap Fund  |  3

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Stephen Giggie, CFA®‡*

Oleg Makhorine

Brian Martin, CFA®‡*

James M. Tringas, CFA®‡

Bryant VanCronkhite, CFA®‡, CPA

Average annual total returns (%) as of April 30, 20201

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (EKGAX)	3-16-1988	-17.91	3.06	6.13	-12.90	4.29	6.76	1.54	1.54

Class C (EKGCX)	2-1-1993	-14.56	3.50	5.96	-13.56	3.50	5.96	2.29	2.29

Administrator Class (EKGYX)	1-13-1997	–	–	–	-12.78	4.43	6.93	1.46	1.41

Institutional Class (EKGIX)[4]	7-30-2010	–	–	–	-12.57	4.69	7.19	1.21	1.16

S&P Developed SmallCap Index[5]	–	–	–	–	-14.43	2.44	7.05	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to geographic risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

4  |  Wells Fargo Global Small Cap Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of April 30, 2020[6]

Nomad Foods Limited	2.75

CBIZ Incorporated	2.52

Innospec Incorporated	2.44

CSW Industrials Incorporated	2.36

Novanta Incorporated	2.34

Stepan Company	2.32

MGE Energy Incorporated	2.31

Central Garden & Pet Company Class A	2.22

Hostess Brands Incorporated	2.18

ACI Worldwide Incorporated	2.08

Sector distribution as of April 30, 2020[7]

Country allocation as of April 30, 2020[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Giggie and Mr. Martin became portfolio managers of the Fund on April 15, 2020.

[1]	Historical performance prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Global Opportunities Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through February 28, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.55% for Class A, 2.30% for Class C, 1.40% for Administrator Class, and 1.15% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.

[5]

The S&P Developed SmallCap Index is a free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of small-capitalization companies located in developed markets. The index is composed of companies within the bottom 15% of the cumulative market capitalization in developed markets. The index covers all publicly listed equities with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. You cannot invest directly in an index.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Global Small Cap Fund  |  5

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2019 to April 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2019	Ending account value 4-30-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$864.03	$7.14	1.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.21	$7.72	1.54%

Class C

Actual	$1,000.00	$860.79	$10.59	2.29%

Hypothetical (5% return before expenses)	$1,000.00	$1,013.48	$11.46	2.29%

Administrator Class

Actual	$1,000.00	$864.53	$6.49	1.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.02	1.40%

Institutional Class

Actual	$1,000.00	$865.57	$5.33	1.15%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.77	1.15%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo Global Small Cap Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 99.23%

Australia: 3.01%
Ansell Limited (Health Care, Health Care Equipment & Supplies)	189,308	$3,491,254
Domino’s Pizza Enterprises Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	80,908	3,027,373

		6,518,627

Austria: 0.65%
Mayr-Melnhof Karton AG (Materials, Containers & Packaging)	10,200	1,401,253

Belgium: 1.11%
Barco NV (Information Technology, Electronic Equipment, Instruments & Components)	14,982	2,389,986

Bermuda: 1.49%
Lancashire Holdings Limited (Financials, Insurance)	103,019	794,085
White Mountains Insurance Group Limited (Financials, Insurance)	2,500	2,432,500

		3,226,585

Canada: 5.00%
BlackBerry Limited NYSE (Information Technology, Software) †	307,627	1,316,643
BlackBerry Limited TSX (Information Technology, Software) †	144,600	617,065
Novanta Incorporated (Information Technology, Electronic Equipment, Instruments & Components) †	58,219	5,058,649
Parex Resources Incorporated (Energy, Oil, Gas & Consumable Fuels) †	52,800	578,848
Primo Water Corporation (Consumer Staples, Beverages)	176,935	1,811,361
Stantec Incorporated (Industrials, Professional Services)	48,700	1,435,512

		10,818,078

Denmark: 0.28%
Scandinavian Tobacco Group (Consumer Staples, Tobacco) 144A	53,208	611,459

France: 3.15%
Alten SA (Information Technology, IT Services)	46,959	3,380,946
M6 Métropole Télévision SA (Communication Services, Media)	217,922	2,425,654
Mersen SA (Industrials, Electrical Equipment)	45,092	994,996

		6,801,596

Germany: 4.02%
Cancom SE (Information Technology, IT Services)	19,383	986,805
Gerresheimer AG (Health Care, Life Sciences Tools & Services)	41,447	3,296,250
Krones AG (Industrials, Machinery)	22,802	1,373,915
TAG Immobilien AG (Real Estate, Real Estate Management & Development)	138,519	3,034,075

		8,691,045

Hong Kong: 1.16%
Sunlight REIT (Real Estate, Equity REITs)	4,888,000	2,518,122

Ireland: 0.80%
Irish Residential Properties REIT plc (Real Estate, Equity REITs)	1,222,375	1,725,326

Italy: 1.75%
De’Longhi SpA (Consumer Discretionary, Household Durables)	105,834	1,912,868
Interpump Group SpA (Industrials, Machinery)	64,268	1,875,231

		3,788,099

Japan: 12.60%
Aeon Delight Company Limited (Industrials, Commercial Services & Supplies)	97,100	2,780,959
Daiseki Company Limited (Industrials, Commercial Services & Supplies)	103,300	2,282,156

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Small Cap Fund  |  7

Portfolio of investments—April 30, 2020 (unaudited)

	Shares	Value

Japan (continued)
DTS Corporation (Information Technology, IT Services)	138,300	$2,650,639
Fuji Seal International Incorporated (Materials, Containers & Packaging)	103,500	1,796,651
Horiba Limited (Information Technology, Electronic Equipment, Instruments & Components)	28,600	1,513,325
Kyushu Railway Company (Industrials, Road & Rail)	40,700	1,094,957
Meitec Corporation (Industrials, Professional Services)	62,700	2,768,469
Nihon Parkerizing Company Limited (Materials, Chemicals)	276,200	2,826,466
ORIX JREIT Incorporated (Real Estate, Equity REITs)	2,273	2,717,350
Paramount Bed Holdings Company Limited (Health Care, Health Care Equipment & Supplies)	43,200	1,782,163
San-A Company Limited (Consumer Staples, Food & Staples Retailing)	33,100	1,333,474
Sumitomo Warehouse Company Limited (Industrials, Transportation Infrastructure)	196,600	2,244,141
Taikisha Limited (Industrials, Construction & Engineering)	49,900	1,453,253

		27,244,003

Luxembourg: 0.15%
Stabilus SA (Industrials, Machinery)	7,496	320,858

Netherlands: 1.03%
Brunel International NV (Industrials, Professional Services)	101,593	641,265
IMCD Group NV (Industrials, Trading Companies & Distributors)	12,581	1,110,953
TKH Group NV (Industrials, Electrical Equipment)	13,514	474,119

		2,226,337

Norway: 0.34%
Atea ASA (Information Technology, IT Services)	84,287	737,873

Singapore: 0.36%
CapitaLand Commercial Trust Limited (Real Estate, Equity REITs)	685,100	778,510

Spain: 2.18%
Vidrala SA (Materials, Containers & Packaging)	14,716	1,318,268
Viscofan SA (Consumer Staples, Food Products)	53,042	3,399,367

		4,717,635

Sweden: 0.97%
AAK AB (Consumer Staples, Food Products)	72,580	1,185,511
Hexpol AB (Materials, Chemicals)	127,715	917,535

		2,103,046

Switzerland: 2.02%
Bossard Holding AG (Industrials, Trading Companies & Distributors)	13,402	1,671,534
Bucher Industries AG (Industrials, Machinery)	4,847	1,367,024
OC Oerlikon Corporation AG (Industrials, Machinery)	176,181	1,323,126

		4,361,684

United Kingdom: 9.51%
Britvic plc (Consumer Staples, Beverages)	304,286	2,800,867
Domino’s Pizza Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	679,433	2,944,245
Elementis plc (Materials, Chemicals)	709,883	625,868
Mears Group plc (Industrials, Commercial Services & Supplies)	169,951	351,929
Morgan Advanced Materials plc (Industrials, Machinery)	323,416	892,149
NCC Group plc (Information Technology, IT Services)	425,005	877,990
Nomad Foods Limited (Consumer Staples, Food Products) †	288,872	5,953,652
S4 Capital plc (Communication Services, Media) †	613,241	1,398,002
Spectris plc (Information Technology, Electronic Equipment, Instruments & Components)	101,635	3,427,202
Tate & Lyle plc (Consumer Staples, Food Products)	143,851	1,288,957

		20,560,861

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Global Small Cap Fund

Portfolio of investments—April 30, 2020 (unaudited)

		Shares	Value
United States: 47.65%
ACI Worldwide Incorporated (Information Technology, Software) †		164,300	$4,501,820
Agree Realty Corporation (Real Estate, Equity REITs)		19,700	1,282,667
Balchem Corporation (Materials, Chemicals)		32,700	2,918,148
Blackbaud Incorporated (Information Technology, Software)		35,100	1,939,626
BMC Stock Holdings Incorporated (Industrials, Trading Companies & Distributors) †		25,200	535,500
Bottomline Technologies (DE) Incorporated (Information Technology, Software) †		52,700	2,193,901
CBIZ Incorporated (Industrials, Professional Services) †		229,539	5,451,551
Central Garden & Pet Company Class A (Consumer Staples, Household Products) †		157,946	4,803,138
CorVel Corporation (Health Care, Health Care Providers & Services) †		63,300	3,335,277
CSW Industrials Incorporated (Industrials, Building Products)		77,062	5,104,587
CyberArk Software Limited (Information Technology, Software) †		43,000	4,246,680
Denny’s Corporation (Consumer Discretionary, Hotels, Restaurants & Leisure) †		399,037	4,497,147
Euronet Worldwide Incorporated (Information Technology, IT Services) †		15,300	1,403,928
Forward Air Corporation (Industrials, Air Freight & Logistics)		36,500	1,883,400
Gibraltar Industries Incorporated (Industrials, Building Products) †		86,800	4,018,840
Globus Medical Incorporated Class A (Health Care, Health Care Equipment & Supplies) †		36,000	1,708,560
Healthcare Services Group Incorporated (Industrials, Commercial Services & Supplies)		157,300	4,009,577
HMS Holdings Corporation (Health Care, Health Care Technology) †		47,800	1,370,665
Hostess Brands Incorporated (Consumer Staples, Food Products) †		391,600	4,707,032
ICU Medical Incorporated (Health Care, Health Care Equipment & Supplies) †		13,600	2,982,616
Ingevity Corporation (Materials, Chemicals) †		26,900	1,396,648
Innospec Incorporated (Materials, Chemicals)		72,671	5,270,101
Mayville Engineering Company Incorporated (Industrials, Machinery) †		461,000	2,406,420
MGE Energy Incorporated (Utilities, Electric Utilities)		77,292	4,997,701
Movado Group Incorporated (Consumer Discretionary, Textiles, Apparel & Luxury Goods)		37,659	388,264
Natus Medical Incorporated (Health Care, Health Care Equipment & Supplies) †		172,300	4,305,777
Neogen Corporation (Health Care, Health Care Equipment & Supplies) †		36,200	2,265,758
Progress Software Corporation (Information Technology, Software)		36,600	1,497,306
Retail Value Incorporated (Real Estate, Equity REITs)		133,059	1,925,364
Standex International Corporation (Industrials, Machinery)		33,251	1,657,230
Stepan Company (Materials, Chemicals)		52,500	5,008,500
The Brink’s Company (Industrials, Commercial Services & Supplies)		22,300	1,139,976
Virtusa Corporation (Information Technology, IT Services) †		110,419	3,643,827
WD-40 Company (Consumer Staples, Household Products)		24,400	4,252,432

			103,049,964

Total Common Stocks (Cost $214,785,555)			214,590,947

	Yield
Short-Term Investments: 1.31%

Investment Companies: 1.31%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.19%	2,836,011	2,836,011

Total Short-Term Investments (Cost $2,836,011)			2,836,011

Total investments in securities (Cost $217,621,566)	100.54%	217,426,958

Other assets and liabilities, net	(0.54)	(1,176,318)

Total net assets	100.00%	$216,250,640

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Small Cap Fund  |  9

Portfolio of investments—April 30, 2020 (unaudited)

Abbreviations:

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Invesstments
Investment Companies
Securities Lending Cash Investments LLC *	9,479,729	38,788,081	(48,267,810)	0	$(277)	$155	$52,095	#	$0
Wells Fargo Government Money Market Fund Select Class	14,798,744	46,962,630	(58,925,363)	2,836,011	0	0	71,050		2,836,011

					$(277)	$155	$123,145		$2,836,011	1.31%

*	No longer held at the end of the period

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Global Small Cap Fund

Statement of assets and liabilities—April 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $214,785,555)	$214,590,947
Investments in affiliated securities, at value (cost $2,836,011)	2,836,011
Foreign currency, at value (cost $86,180)	87,144
Receivable for investments sold	2,064,411
Receivable for Fund shares sold	111,552
Receivable for dividends	548,504
Receivable for securities lending income, net	45
Prepaid expenses and other assets	10,705

Total assets	220,249,319

Liabilities
Payable for investments purchased	3,363,171
Payable for Fund shares redeemed	269,009
Management fee payable	148,691
Administration fees payable	29,050
Trustees’ fees and expenses payable	8,794
Distribution fee payable	3,503
Accrued expenses and other liabilities	176,461

Total liabilities	3,998,679

Total net assets	$216,250,640

Net assets consist of
Paid-in capital	$227,986,948
Total distributable loss	(11,736,308)

Total net assets	$216,250,640

Computation of net asset value and offering price per share
Net assets – Class A	$110,353,958
Shares outstanding – Class A1	3,332,396
Net asset value per share – Class A	$33.12
Maximum offering price per share – Class A2	$35.14
Net assets – Class C	$6,032,415
Shares outstanding – Class C1	274,330
Net asset value per share – Class C	$21.99
Net assets – Administrator Class	$20,328,041
Shares outstanding – Administrator Class[1]	582,658
Net asset value per share – Administrator Class	$34.89
Net assets – Institutional Class	$79,536,226
Shares outstanding – Institutional Class[1]	2,290,612
Net asset value per share – Institutional Class	$34.72

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Small Cap Fund  |  11

Statement of operations—six months ended April 30, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $148,328)	$1,855,161
Income from affiliated securities	94,740

Total investment income	1,949,901

Expenses
Management fee	1,224,356
Administration fees
Class A	137,492
Class C	7,295
Administrator Class	15,150
Institutional Class	62,764
Shareholder servicing fees
Class A	163,675
Class C	8,684
Administrator Class	29,112
Distribution fee
Class C	26,006
Custody and accounting fees	55,148
Professional fees	25,971
Registration fees	43,169
Shareholder report expenses	27,378
Trustees’ fees and expenses	10,969
Other fees and expenses	12,403

Total expenses	1,849,572
Less: Fee waivers and/or expense reimbursements
Fund-level	(17,591)
Administrator Class	(6,054)
Institutional Class	(22,864)

Net expenses	1,803,063

Net investment income	146,838

Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(7,572,626)
Affiliated securities	(277)

Net realized losses on investments	(7,572,903)

Net change in unrealized gains (losses) on
Unaffiliated securities	(28,957,678)
Affiliated securities	155

Net change in unrealized gains on investments	(28,957,523)

Net realized and unrealized gains (losses) on investments	(36,530,426)

Net decrease in net assets resulting from operations	$(36,383,588)

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Global Small Cap Fund

Statement of changes in net assets

	Six months ended April 30, 2020 (unaudited)		Year ended October 31, 2019

Operations
Net investment income		$146,838		$1,734,804
Net realized gains (losses) on investments		(7,572,903)		8,227,354
Net change in unrealized gains (losses) on investments		(28,957,523)		16,847,695

Net increase (decrease) in net assets resulting from operations		(36,383,588)		26,809,853

Distributions to shareholders from net investment income and net realized gains
Class A		(6,017,486)		(11,274,268)
Class C		(322,666)		(3,147,113)
Administrator Class		(1,051,538)		(2,341,670)
Institutional Class		(4,699,341)		(9,652,016)

Total distributions to shareholders		(12,091,031)		(26,415,067)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	61,902	2,283,902	576,819	21,721,631
Class C	31,364	823,406	51,591	1,282,247
Administrator Class	48,668	1,837,131	84,145	3,339,231
Institutional Class	213,487	8,092,635	582,827	22,915,443

		13,037,074		49,258,552

Reinvestment of distributions
Class A	138,110	5,585,707	292,824	10,332,358
Class C	11,409	301,552	129,340	3,066,652
Administrator Class	24,314	1,036,689	62,335	2,314,119
Institutional Class	107,830	4,582,469	244,000	9,022,788

		11,506,417		24,735,917

Payment for shares redeemed
Class A	(405,304)	(14,545,652)	(657,034)	(25,025,424)
Class C	(52,060)	(1,313,577)	(831,182)	(20,927,562)
Administrator Class	(78,745)	(3,012,976)	(225,448)	(9,166,433)
Institutional Class	(511,923)	(18,658,460)	(1,183,246)	(47,220,970)

		(37,530,665)		(102,340,389)

Net decrease in net assets resulting from capital share transactions		(12,987,174)		(28,345,920)

Total decrease in net assets		(61,461,793)		(27,951,134)

Net assets
Beginning of period		277,712,433		305,663,567

End of period		$216,250,640		$277,712,433

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Small Cap Fund  |  13

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
CLASS A		2019	2018	2017	2016	2015
Net asset value, beginning of period	$39.97	$39.97	$45.81	$38.61	$37.23	$43.26
Net investment income (loss)	(0.00)[1,2]	0.18 [1]	0.10	0.21 [1]	0.26 [1]	0.10 [1]
Net realized and unrealized gains (losses) on investments	(5.14)	3.26	(0.72)	9.68	2.92	0.64

Total from investment operations	(5.14)	3.44	(0.62)	9.89	3.18	0.74
Distributions to shareholders from
Net investment income	(0.54)	(0.03)	(0.22)	(0.34)	(0.21)	(0.03)
Net realized gains	(1.17)	(3.41)	(5.00)	(2.35)	(1.59)	(6.74)

Total distributions to shareholders	(1.71)	(3.44)	(5.22)	(2.69)	(1.80)	(6.77)
Net asset value, end of period	$33.12	$39.97	$39.97	$45.81	$38.61	$37.23
Total return[3]	(13.60)%	9.75%	(1.82)%	26.90%	9.12%	2.12%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.53%	1.54%	1.54%	1.55%	1.57%
Net expenses	1.54%	1.53%	1.54%	1.54%	1.55%	1.55%
Net investment income (loss)	(0.02)%	0.47%	0.16%	0.52%	0.73%	0.27%
Supplemental data
Portfolio turnover rate	32%	62%	51%	70%	70%	42%
Net assets, end of period (000s omitted)	$110,354	$141,388	$132,906	$155,828	$138,805	$151,740

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Global Small Cap Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
CLASS C		2019	2018	2017	2016	2015
Net asset value, beginning of period	$26.68	$28.02	$33.65	$28.98	$28.39	$34.80
Net investment loss	(0.09)[1]	(0.07)[1]	(0.20)	(0.06)[1]	(0.01)[1]	(0.14)[1]
Net realized and unrealized gains (losses) on investments	(3.43)	2.14	(0.43)	7.15	2.19	0.47

Total from investment operations	(3.52)	2.07	(0.63)	7.09	2.18	0.33
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.07)	0.00	0.00
Net realized gains	(1.17)	(3.41)	(5.00)	(2.35)	(1.59)	(6.74)

Total distributions to shareholders	(1.17)	(3.41)	(5.00)	(2.42)	(1.59)	(6.74)
Net asset value, end of period	$21.99	$26.68	$28.02	$33.65	$28.98	$28.39
Total return[2]	(13.92)%	8.90%	(2.56)%	25.95%	8.31%	1.34%
Ratios to average net assets (annualized)
Gross expenses	2.30%	2.28%	2.29%	2.29%	2.30%	2.32%
Net expenses	2.29%	2.28%	2.29%	2.29%	2.30%	2.30%
Net investment loss	(0.75)%	(0.26)%	(0.59)%	(0.20)%	(0.02)%	(0.48)%
Supplemental data
Portfolio turnover rate	32%	62%	51%	70%	70%	42%
Net assets, end of period (000s omitted)	$6,032	$7,567	$26,167	$31,487	$32,863	$36,215

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Small Cap Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
ADMINISTRATOR CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$42.06	$41.90	$47.78	$40.15	$38.65	$44.60
Net investment income	0.03	0.25 [1]	0.14 [1]	0.29 [1]	0.41	0.16 [1]
Net realized and unrealized gains (losses) on investments	(5.42)	3.42	(0.73)	10.07	2.95	0.66

Total from investment operations	(5.39)	3.67	(0.59)	10.36	3.36	0.82
Distributions to shareholders from
Net investment income	(0.61)	(0.10)	(0.29)	(0.38)	(0.27)	(0.03)
Net realized gains	(1.17)	(3.41)	(5.00)	(2.35)	(1.59)	(6.74)

Total distributions to shareholders	(1.78)	(3.51)	(5.29)	(2.73)	(1.86)	(6.77)
Net asset value, end of period	$34.89	$42.06	$41.90	$47.78	$40.15	$38.65
Total return[2]	(13.55)%	9.90%	(1.68)%	27.04%	9.30%	2.27%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.45%	1.46%	1.46%	1.47%	1.43%
Net expenses	1.40%	1.40%	1.40%	1.40%	1.40%	1.40%
Net investment income	0.12%	0.63%	0.30%	0.68%	0.90%	0.41%
Supplemental data
Portfolio turnover rate	32%	62%	51%	70%	70%	42%
Net assets, end of period (000s omitted)	$20,328	$24,746	$27,965	$30,327	$30,832	$31,765

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Global Small Cap Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
INSTITUTIONAL CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$41.92	$41.80	$47.68	$40.08	$38.63	$44.67
Net investment income	0.06	0.36	0.25	0.38	0.45	0.20
Net realized and unrealized gains (losses) on investments	(5.37)	3.39	(0.74)	10.06	3.00	0.72

Total from investment operations	(5.31)	3.75	(0.49)	10.44	3.45	0.92
Distributions to shareholders from
Net investment income	(0.72)	(0.22)	(0.39)	(0.49)	(0.41)	(0.22)
Net realized gains	(1.17)	(3.41)	(5.00)	(2.35)	(1.59)	(6.74)

Total distributions to shareholders	(1.89)	(3.63)	(5.39)	(2.84)	(2.00)	(6.96)
Net asset value, end of period	$34.72	$41.92	$41.80	$47.68	$40.08	$38.63
Total return[1]	(13.44)%	10.17%	(1.45)%	27.38%	9.56%	2.53%
Ratios to average net assets (annualized)
Gross expenses	1.22%	1.20%	1.21%	1.21%	1.22%	1.18%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	0.36%	0.86%	0.54%	1.01%	1.20%	0.66%
Supplemental data
Portfolio turnover rate	32%	62%	51%	70%	70%	42%
Net assets, end of period (000s omitted)	$79,536	$104,011	$118,625	$41,087	$12,531	$10,369

[1]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Small Cap Fund  |  17

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Global Small Cap Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2020, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

18  |  Wells Fargo Global Small Cap Fund

Notes to financial statements (unaudited)

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of April 30, 2020, the aggregate cost of all investments for federal income tax purposes was $220,413,785 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$26,919,068

Gross unrealized losses	(29,905,895)

Net unrealized losses	$(2,986,827)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Wells Fargo Global Small Cap Fund  |  19

Notes to financial statements (unaudited)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Australia	$0	$6,518,627	$0	$6,518,627

Austria	0	1,401,253	0	1,401,253

Belgium	0	2,389,986	0	2,389,986

Bermuda	3,226,585	0	0	3,226,585

Canada	10,818,078	0	0	10,818,078

Denmark	0	611,459	0	611,459

France	0	6,801,596	0	6,801,596

Germany	0	8,691,045	0	8,691,045

Hong Kong	0	2,518,122	0	2,518,122

Ireland	1,725,326	0	0	1,725,326

Italy	0	3,788,099	0	3,788,099

Japan	0	27,244,003	0	27,244,003

Luxembourg	320,858	0	0	320,858

Netherlands	641,265	1,585,072	0	2,226,337

Norway	0	737,873	0	737,873

Singapore	0	778,510	0	778,510

Spain	0	4,717,635	0	4,717,635

Sweden	0	2,103,046	0	2,103,046

Switzerland	0	4,361,684	0	4,361,684

United Kingdom	7,977,522	12,583,339	0	20,560,861

United States	103,049,964	0	0	103,049,964

Short-term investments

Investment companies	2,836,011	0	0	2,836,011

Total assets	$130,595,609	$86,831,349	$0	$217,426,958
Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended April 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the

20  |  Wells Fargo Global Small Cap Fund

Notes to financial statements (unaudited)

investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.950%

Next $500 million	0.925

Next $1 billion	0.900

Next $2 billion	0.875

Next $1 billion	0.850

Next $5 billion	0.840

Over $10 billion	0.830

For the six months ended April 30, 2020, the management fee was equivalent to an annual rate of 0.95% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through February 28, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.55% for Class A shares, 2.30% for Class C shares, 1.40% for Administrator Class shares, and 1.15% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended April 30, 2020, Funds Distributor received $1,371 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended April 30, 2020.

Wells Fargo Global Small Cap Fund  |  21

Notes to financial statements (unaudited)

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2020 were $80,155,776 and $90,901,033, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of April 30, 2020, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended April 30, 2020, there were no borrowings by the Fund under the agreement.

8. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the industrials sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure

22  |  Wells Fargo Global Small Cap Fund

Notes to financial statements (unaudited)

requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Global Small Cap Fund  |  23

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

24  |  Wells Fargo Global Small Cap Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Global Small Cap Fund  |  25

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

26  |  Wells Fargo Global Small Cap Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Global Small Cap Fund  |  27

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

28  |  Wells Fargo Global Small Cap Fund

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Global Small Cap Fund  |  29

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

30  |  Wells Fargo Global Small Cap Fund

Appendix III (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Global Small Cap Fund  |  31

Appendix IV (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

32  |  Wells Fargo Global Small Cap Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo & Company. All rights reserved.

PAR-0520-00416 06-20

SA239/SAR239 04-20

Semi-Annual Report

April 30, 2020

Wells Fargo

Intrinsic World Equity Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Intrinsic World Equity Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“The period began with a tailwind created by central bank support.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Intrinsic World Equity Fund for the six-month period that ended April 30, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Markets rebounded in April to lessen the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets performed better, with the exception of high-yield bonds, as U.S. bonds overall achieved modest gains.

For the six-month period, U.S. stocks, based on the S&P 500 Index,1 returned -3.16% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 13.22%. The MSCI Emerging Markets Index (Net)3 lost 10.50%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.86%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned -0.97%, the Bloomberg Barclays Municipal Bond Index6 returned -1.33%, and the ICE BofA U.S. High Yield Index7 lost 7.68%.

The period began with a tailwind created by central bank support.

The period began with a tailwind that had been created by U.S. Federal Reserve (Fed) rate cuts in the summer and early fall. Equity markets rallied in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment edged up, and manufacturing and services activity rose. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were positive overall, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Intrinsic World Equity Fund

Letter to shareholders (unaudited)

havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the extreme volatility of the previous two months, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented stimulus measures taken by governments and central banks to buffer the economic damage created by mass shutdowns to try to contain the virus’s spread. The U.S. economy contracted by an annualized 4.8% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil price volatility continued as global supply far exceeded demand.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Intrinsic World Equity Fund  |  3

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Miguel E. Giaconi, CFA®‡

Amit Kumar

Jean-Baptiste Nadal, CFA®‡

Average annual total returns (%) as of April 30, 20201

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (EWEAX)	4-30-1996	-16.14	1.80	6.65	-11.01	3.01	7.28	1.47	1.35

Class C (EWECX)	5-18-2007	-12.63	2.25	6.49	-11.63	2.25	6.49	2.22	2.10

Administrator Class (EWEIX)	5-18-2007	–	–	–	-10.87	3.14	7.49	1.39	1.25

Institutional Class (EWENX)[4]	7-30-2010	–	–	–	-10.62	3.43	7.74	1.14	0.95

MSCI World Index (Net)[5]	–	–	–	–	-4.00	4.92	7.68	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to focused portfolio risk, geographic risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

4  |  Wells Fargo Intrinsic World Equity Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of April 30, 2020[6]

Microsoft Corporation	5.02

Alphabet Incorporated Class C	3.89

Visa Incorporated Class A	3.85

Amazon.com Incorporated	3.56

Cigna Corporation	2.99

Motorola Solutions Incorporated	2.76

Medtronic plc	2.69

Merck & Company Incorporated	2.67

Northrop Grumman Corporation	2.54

Intercontinental Exchange Incorporated	2.51

Sector allocation as of April 30, 2020[7]

Country allocation as of April 30, 2020[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Historical performance prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Intrinsic World Equity Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through February 28, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.35% for Class A, 2.10% for Class C, 1.25% for Administrator Class, and 0.95% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.

[5]

The Morgan Stanley Capital International (MSCI) World Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Intrinsic World Equity Fund  |  5

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2019 to April 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2019	Ending account value 4-30-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$856.89	$6.19	1.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.72	1.34%

Class C

Actual	$1,000.00	$854.01	$9.68	2.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.42	$10.52	2.10%

Administrator Class

Actual	$1,000.00	$857.28	$5.63	1.22%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.12	1.22%

Institutional Class

Actual	$1,000.00	$858.55	$4.39	0.95%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	$4.77	0.95%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo Intrinsic World Equity Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 99.60%

Belgium: 1.12%
Anheuser-Busch InBev NV ADR (Consumer Staples, Beverages)	29,600	$1,376,992

France: 6.38%
Air Liquide SA (Materials, Chemicals)	20,300	2,579,201
AXA SA (Financials, Insurance)	89,400	1,589,218
Capgemini SA (Information Technology, IT Services)	28,400	2,669,906
Societe Generale SA (Financials, Banks)	65,300	1,024,493

		7,862,818

Germany: 3.03%
Deutsche Telekom AG (Communication Services, Diversified Telecommunication Services) †	160,700	2,349,372
SAP SE (Information Technology, Software)	11,600	1,381,643

		3,731,015

Hong Kong: 3.07%
AIA Group Limited (Financials, Insurance)	304,000	2,790,041
Samsonite International SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods) 144A	1,170,090	995,307

		3,785,348

Ireland: 2.69%
Medtronic plc (Health Care, Health Care Equipment & Supplies)	33,900	3,309,657

Japan: 8.18%
Nidec Corporation (Industrials, Electrical Equipment)	51,800	3,015,488
ORIX Corporation (Financials, Diversified Financial Services)	157,900	1,858,087
Renesas Electronics Corporation (Information Technology, Semiconductors & Semiconductor Equipment) †	400,700	2,115,866
Sony Corporation (Consumer Discretionary, Household Durables)	47,840	3,078,699

		10,068,140

Netherlands: 4.29%
AerCap Holdings NV (Industrials, Trading Companies & Distributors) †	52,700	1,481,924
Airbus SE (Industrials, Aerospace & Defense)	19,900	1,260,038
Unilever NV (Consumer Staples, Personal Products)	51,300	2,535,246

		5,277,208

Switzerland: 6.23%
Nestle SA (Consumer Staples, Food Products)	28,400	3,007,845
Novartis AG ADR (Health Care, Pharmaceuticals)	28,100	2,380,913
Roche Holding AG (Health Care, Pharmaceuticals)	6,600	2,285,562

		7,674,320

United Kingdom: 2.53%
Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)	53,700	897,565
Vodafone Group plc (Communication Services, Wireless Telecommunication Services)	1,568,000	2,211,936

		3,109,501

United States: 62.08%
Advance Auto Parts Incorporated (Consumer Discretionary, Specialty Retail)	18,200	2,200,562
Alphabet Incorporated Class C (Communication Services, Interactive Media & Services) †	3,550	4,787,743
Amazon.com Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail) †	1,774	4,388,876
American International Group Incorporated (Financials, Insurance)	71,800	1,825,874
Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	6,500	1,909,700

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intrinsic World Equity Fund  |  7

Portfolio of investments—April 30, 2020 (unaudited)

		Shares	Value

United States (continued)
Bank of America Corporation (Financials, Banks)		98,300	$2,364,115
Chevron Corporation (Energy, Oil, Gas & Consumable Fuels)		20,800	1,913,600
Cigna Corporation (Health Care, Health Care Providers & Services)		18,800	3,680,664
Comcast Corporation Class A (Communication Services, Media)		79,800	3,002,874
Dollar Tree Incorporated (Consumer Discretionary, Multiline Retail) †		26,200	2,087,354
Eli Lilly & Company (Health Care, Pharmaceuticals)		10,200	1,577,328
EOG Resources Incorporated (Energy, Oil, Gas & Consumable Fuels)		20,950	995,335
Honeywell International Incorporated (Industrials, Industrial Conglomerates)		18,400	2,610,960
Intercontinental Exchange Incorporated (Financials, Capital Markets)		34,500	3,086,025
Marsh & McLennan Companies Incorporated (Financials, Insurance)		23,200	2,258,056
Merck & Company Incorporated (Health Care, Pharmaceuticals)		41,500	3,292,610
Microsoft Corporation (Information Technology, Software)		34,500	6,182,743
Mondelez International Incorporated Class A (Consumer Staples, Food Products)		56,400	2,901,216
Motorola Solutions Incorporated (Information Technology, Communications Equipment)		23,600	3,393,916
Northrop Grumman Corporation (Industrials, Aerospace & Defense)		9,450	3,124,832
ON Semiconductor Corporation (Information Technology, Semiconductors & Semiconductor Equipment) †		178,700	2,867,242
Stryker Corporation (Health Care, Health Care Equipment & Supplies)		12,400	2,311,732
The Walt Disney Company (Communication Services, Entertainment)		25,900	2,801,085
Truist Financial Corporation (Financials, Banks)		52,500	1,959,300
United Parcel Service Incorporated Class B (Industrials, Air Freight & Logistics)		11,800	1,116,988
Visa Incorporated Class A (Information Technology, IT Services)		26,500	4,736,080
Vulcan Materials Company (Materials, Construction Materials)		16,600	1,875,302
Waste Management Incorporated (Industrials, Commercial Services & Supplies)		12,000	1,200,240

			76,452,352

Total Common Stocks (Cost $104,447,545)			122,647,351

	Yield
Short-Term Investments: 0.10%

Investment Companies: 0.10%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.19%	126,480	126,480

Total Short-Term Investments (Cost $126,480)			126,480

Total investments in securities (Cost $104,574,025)	99.70%	122,773,831

Other assets and liabilities, net	0.30	373,566

Total net assets	100.00%	$123,147,397

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Intrinsic World Equity Fund

Portfolio of investments—April 30, 2020 (unaudited)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	1,698,009	15,782,754	(17,480,763)	0	$(156)	$0	$16,392	#	$0
Wells Fargo Government Money Market Fund Select Class	1,542,025	12,140,923	(13,556,468)	126,480	0	0	4,267		126,480

					$(156)	$0	$20,659		$126,480	0.10%

*	No longer held at the end of the period

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intrinsic World Equity Fund  |  9

Statement of assets and liabilities—April 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $104,447,545)	$122,647,351
Investments in affiliated securities, at value (cost $126,480)	126,480
Foreign currency, at value (cost $51,227)	51,714
Receivable for investments sold	354,943
Receivable for Fund shares sold	17,024
Receivable for dividends	281,000
Receivable for securities lending income, net	99

Total assets	123,478,611

Liabilities
Payable for Fund shares redeemed	114,952
Management fee payable	65,902
Administration fees payable	19,591
Distribution fee payable	436
Shareholder report expenses payable	22,275
Custody and accounting fees payable	41,639
Shareholder servicing fees payable	22,387
Professional fees payable	23,884
Trustees’ fees and expenses payable	8,826
Accrued expenses and other liabilities	11,322

Total liabilities	331,214

Total net assets	$123,147,397

Net assets consist of
Paid-in capital	$103,878,758
Total distributable earnings	19,268,639

Total net assets	$123,147,397

Computation of net asset value and offering price per share
Net assets – Class A	$112,916,142
Shares outstanding – Class A1	6,142,781
Net asset value per share – Class A	$18.38
Maximum offering price per share – Class A2	$19.50
Net assets – Class C	$763,703
Shares outstanding – Class C1	43,525
Net asset value per share – Class C	$17.55
Net assets – Administrator Class	$1,263,588
Shares outstanding – Administrator Class[1]	69,086
Net asset value per share – Administrator Class	$18.29
Net assets – Institutional Class	$8,203,964
Shares outstanding – Institutional Class[1]	447,503
Net asset value per share – Institutional Class	$18.33

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Intrinsic World Equity Fund

Statement of operations—six months ended April 30, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $76,467)	$1,227,226
Income from affiliated securities	10,644

Total investment income	1,237,870

Expenses
Management fee	602,032
Administration fees
Class A	136,166
Class C	1,062
Administrator Class	971
Institutional Class	6,154
Shareholder servicing fees
Class A	162,101
Class C	1,261
Administrator Class	1,849
Distribution fee
Class C	3,777
Custody and accounting fees	19,651
Professional fees	24,304
Registration fees	33,734
Shareholder report expenses	18,402
Trustees’ fees and expenses	10,969
Other fees and expenses	9,540

Total expenses	1,031,973
Less: Fee waivers and/or expense reimbursements
Fund-level	(97,050)

Net expenses	934,923

Net investment income	302,947

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	1,916,077
Affiliated securities	(156)

Net realized gains on investments	1,915,921
Net change in unrealized gains (losses) on investments	(23,380,100)

Net realized and unrealized gains (losses) on investments	(21,464,179)

Net decrease in net assets resulting from operations	$(21,161,232)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intrinsic World Equity Fund  |  11

Statement of changes in net assets

	Six months ended April 30, 2020 (unaudited)		Year ended October 31, 2019

Operations
Net investment income		$302,947		$1,199,906
Net realized gains (losses) on investments		1,915,921		(425,308)
Net change in unrealized gains (losses) on investments		(23,380,100)		15,848,146

Net increase (decrease) in net assets resulting from operations		(21,161,232)		16,622,744

Distributions to shareholders from net investment income and net realized gains
Class A		(796,359)		(14,576,126)
Class C		0		(592,441)
Administrator Class		(11,384)		(175,917)
Institutional Class		(97,694)		(858,807)

Total distributions to shareholders		(905,437)		(16,203,291)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	74,979	1,524,636	290,011	5,707,019
Class C	2,489	46,339	13,297	265,090
Administrator Class	3,569	77,486	1,768	36,870
Institutional Class	54,512	1,111,851	191,017	3,930,471

		2,760,312		9,939,450

Reinvestment of distributions
Class A	34,668	776,904	748,086	14,204,308
Class C	0	0	30,481	552,615
Administrator Class	486	10,839	8,882	167,765
Institutional Class	2,761	61,615	33,977	643,675

		849,358		15,568,363

Payment for shares redeemed
Class A	(400,697)	(8,037,834)	(696,508)	(14,099,229)
Class C	(18,849)	(354,526)	(251,793)	(4,719,953)
Administrator Class	(6,874)	(124,627)	(14,119)	(284,467)
Institutional Class	(60,670)	(1,155,704)	(117,795)	(2,393,973)

		(9,672,691)		(21,497,622)

Net increase (decrease) in net assets resulting from capital share transactions		(6,063,021)		4,010,191

Total increase (decrease) in net assets		(28,129,690)		4,429,644

Net assets
Beginning of period		151,277,087		146,847,443

End of period		$123,147,397		$151,277,087

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Intrinsic World Equity Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
CLASS A		2019	2018	2017	2016	2015
Net asset value, beginning of period	$21.57	$21.70	$23.08	$19.53	$22.82	$22.39
Net investment income	0.04	0.17 [1]	0.16	0.19	0.20	0.19
Net realized and unrealized gains (losses) on investments	(3.10)	2.09	0.35	4.54	(0.83)	0.73

Total from investment operations	(3.06)	2.26	0.51	4.73	(0.63)	0.92
Distributions to shareholders from
Net investment income	(0.13)	(0.18)	(0.20)	(0.23)	(0.20)	(0.12)
Net realized gains	0.00	(2.21)	(1.69)	(0.95)	(2.46)	(0.37)

Total distributions to shareholders	(0.13)	(2.39)	(1.89)	(1.18)	(2.66)	(0.49)
Net asset value, end of period	$18.38	$21.57	$21.70	$23.08	$19.53	$22.82
Total return[2]	(14.31)%	12.02%	2.10%	25.44%	(2.54)%	4.23%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.47%	1.47%	1.47%	1.46%	1.48%
Net expenses	1.34%	1.35%	1.35%	1.35%	1.37%	1.40%
Net investment income	0.41%	0.81%	0.73%	0.88%	1.09%	0.79%
Supplemental data
Portfolio turnover rate	23%	13%	20%	21%	23%	32%
Net assets, end of period (000s omitted)	$112,916	$138,784	$132,207	$141,831	$127,428	$149,492

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intrinsic World Equity Fund  |  13

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
CLASS C		2019	2018	2017	2016	2015
Net asset value, beginning of period	$20.55	$20.74	$22.15	$18.77	$21.99	$21.64
Net investment income (loss)	(0.03)[1]	(0.04)[1]	(0.00)[1,2]	0.03 [1]	0.05	0.01 [1]
Net realized and unrealized gains (losses) on investments	(2.97)	2.06	0.33	4.38	(0.80)	0.71

Total from investment operations	(3.00)	2.02	0.33	4.41	(0.75)	0.72
Distributions to shareholders from
Net investment income	0.00	(0.00)[3]	(0.05)	(0.08)	(0.01)	0.00
Net realized gains	0.00	(2.21)	(1.69)	(0.95)	(2.46)	(0.37)

Total distributions to shareholders	0.00	(2.21)	(1.74)	(1.03)	(2.47)	(0.37)
Net asset value, end of period	$17.55	$20.55	$20.74	$22.15	$18.77	$21.99
Total return[4]	(14.60)%	11.19%	1.33%	24.54%	(3.26)%	3.41%
Ratios to average net assets (annualized)
Gross expenses	2.22%	2.22%	2.22%	2.22%	2.21%	2.23%
Net expenses	2.10%	2.10%	2.10%	2.10%	2.12%	2.15%
Net investment income (loss)	(0.35)%	(0.18)%	(0.01)%	0.13%	0.32%	0.05%
Supplemental data
Portfolio turnover rate	23%	13%	20%	21%	23%	32%
Net assets, end of period (000s omitted)	$764	$1,231	$5,556	$7,015	$7,252	$8,958

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Intrinsic World Equity Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
ADMINISTRATOR CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$21.48	$21.60	$22.98	$19.43	$22.76	$22.33
Net investment income	0.05 [1]	0.19 [1]	0.15 [1]	0.20 [1]	0.24 [1]	0.23 [1]
Net realized and unrealized gains (losses) on investments	(3.09)	2.08	0.39	4.54	(0.84)	0.75

Total from investment operations	(3.04)	2.27	0.54	4.74	(0.60)	0.98
Distributions to shareholders from
Net investment income	(0.15)	(0.18)	(0.23)	(0.24)	(0.27)	(0.18)
Net realized gains	0.00	(2.21)	(1.69)	(0.95)	(2.46)	(0.37)

Total distributions to shareholders	(0.15)	(2.39)	(1.92)	(1.19)	(2.73)	(0.55)
Net asset value, end of period	$18.29	$21.48	$21.60	$22.98	$19.43	$22.76
Total return[2]	(14.27)%	12.13%	2.22%	25.60%	(2.43)%	4.51%
Ratios to average net assets (annualized)
Gross expenses	1.39%	1.39%	1.38%	1.38%	1.37%	1.34%
Net expenses	1.22%	1.25%	1.25%	1.25%	1.22%	1.15%
Net investment income	0.53%	0.92%	0.65%	0.95%	1.27%	1.01%
Supplemental data
Portfolio turnover rate	23%	13%	20%	21%	23%	32%
Net assets, end of period (000s omitted)	$1,264	$1,544	$1,628	$4,727	$4,735	$6,239

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intrinsic World Equity Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
INSTITUTIONAL CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$21.55	$21.69	$23.05	$19.51	$22.83	$22.40
Net investment income	0.08	0.27	0.25 [1]	0.27	0.26	0.28
Net realized and unrealized gains (losses) on investments	(3.09)	2.06	0.35	4.53	(0.80)	0.75

Total from investment operations	(3.01)	2.33	0.60	4.80	(0.54)	1.03
Distributions to shareholders from
Net investment income	(0.21)	(0.26)	(0.27)	(0.31)	(0.32)	(0.23)
Net realized gains	0.00	(2.21)	(1.69)	(0.95)	(2.46)	(0.37)

Total distributions to shareholders	(0.21)	(2.47)	(1.96)	(1.26)	(2.78)	(0.60)
Net asset value, end of period	$18.33	$21.55	$21.69	$23.05	$19.51	$22.83
Total return[2]	(14.14)%	12.49%	2.52%	25.92%	(2.13)%	4.72%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.14%	1.14%	1.14%	1.13%	1.09%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	0.80%	1.21%	1.10%	1.28%	1.47%	1.23%
Supplemental data
Portfolio turnover rate	23%	13%	20%	21%	23%	32%
Net assets, end of period (000s omitted)	$8,204	$9,718	$7,456	$6,681	$4,357	$5,058

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Intrinsic World Equity Fund

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Intrinsic World Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2020, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the

Wells Fargo Intrinsic World Equity Fund  |  17

Notes to financial statements (unaudited)

changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of April 30, 2020, the aggregate cost of all investments for federal income tax purposes was $105,210,831 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$31,884,457

Gross unrealized losses	(14,321,457)

Net unrealized gains	17,563,000

As of October 31, 2019, the Fund had capital loss carryforward which consisted of $440,984 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

18  |  Wells Fargo Intrinsic World Equity Fund

Notes to financial statements (unaudited)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Belgium	$1,376,992	$0	$0	$1,376,992

France	0	7,862,818	0	7,862,818

Germany	0	3,731,015	0	3,731,015

Hong Kong	0	3,785,348	0	3,785,348

Ireland	3,309,657	0	0	3,309,657

Japan	0	10,068,140	0	10,068,140

Netherlands	4,017,170	1,260,038	0	5,277,208

Switzerland	2,380,913	5,293,407	0	7,674,320

United Kingdom	0	3,109,501	0	3,109,501

United States	76,452,352	0	0	76,452,352

Short-term investments

Investment companies	126,480	0	0	126,480

Total assets	$87,663,564	$35,110,267	$0	$122,773,831

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended April 30, 2020, the Fund did not have any transfers into/out of Level 3.

Wells Fargo Intrinsic World Equity Fund  |  19

Notes to financial statements (unaudited)

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.850%

Next $500 million	0.800

Next $1 billion	0.750

Next $2 billion	0.725

Next $1 billion	0.700

Next $5 billion	0.690

Over $10 billion	0.680

For the six months ended April 30, 2020, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through February 28, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 1.25% for Administrator Class shares, and 0.95% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

20  |  Wells Fargo Intrinsic World Equity Fund

Notes to financial statements (unaudited)

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended April 30, 2020, Funds Distributor received $1,085 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended April 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2020 were $32,532,592 and $38,121,242, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of April 30, 2020, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended April 30, 2020, there were no borrowings by the Fund under the agreement.

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019.

Wells Fargo Intrinsic World Equity Fund  |  21

Notes to financial statements (unaudited)

Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

10. CORONAVIRUS (COVID -19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

22  |  Wells Fargo Intrinsic World Equity Fund

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Intrinsic World Equity Fund  |  23

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

24  |  Wells Fargo Intrinsic World Equity Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Intrinsic World Equity Fund  |  25

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

26  |  Wells Fargo Intrinsic World Equity Fund

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

Wells Fargo Intrinsic World Equity Fund  |  27

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

28  |  Wells Fargo Intrinsic World Equity Fund

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Wells Fargo Intrinsic World Equity Fund  |  29

Appendix III (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

30  |  Wells Fargo Intrinsic World Equity Fund

Appendix IV (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Wells Fargo Intrinsic World Equity Fund  |  31

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo & Company. All rights reserved.

PAR-0520-00421 06-20

SA241/SAR241 04-20

Semi-Annual Report

April 30, 2020

Wells Fargo

Emerging Markets Equity Income Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Emerging Markets Equity Income Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“The period began with a tailwind created by central bank support.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Emerging Markets Equity Income Fund for the six-month period that ended April 30, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Markets rebounded in April to lessen the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets performed better, with the exception of high-yield bonds, as U.S. bonds overall achieved modest gains.

For the six-month period, U.S. stocks, based on the S&P 500 Index,1 returned -3.16% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 13.22%. The MSCI Emerging Markets Index (Net)3 lost 10.50%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.86%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned -0.97%, the Bloomberg Barclays Municipal Bond Index6 returned -1.33%, and the ICE BofA U.S. High Yield Index7 lost 7.68%.

The period began with a tailwind created by central bank support.

The period began with a tailwind that had been created by U.S. Federal Reserve (Fed) rate cuts in the summer and early fall. Equity markets rallied in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment edged up, and manufacturing and services activity rose. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were positive overall, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Emerging Markets Equity Income Fund

Letter to shareholders (unaudited)

havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements . Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the extreme volatility of the previous two months, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented stimulus measures taken by governments and central banks to buffer the economic damage created by mass shutdowns to try to contain the virus’s spread. The U.S. economy contracted by an annualized 4.8% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil price volatility continued as global supply far exceeded demand.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Emerging Markets Equity Income Fund  |  3

Performance highlights (unaudited)

Investment objective

The Fund seeks to achieve long-term capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Alison Shimada

Elaine Tse

Average annual total returns (%) as of April 30, 2020

		Including sales charge			Excluding sales charge				Expense ratios[1] (%)

	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception		Gross	Net[2]

Class A (EQIAX)	5-31-2012	-21.03	-3.70	1.19	-16.21	-2.55	1.95		1.70	1.56

Class C (EQICX)	5-31-2012	-17.90	-3.30	1.18	-16.90	-3.30	1.18		2.45	2.31

Class R (EQIHX)[3]	9-30-2015	–	–	–	-16.45	-2.80	1.70		1.95	1.81

Class R6 (EQIRX)[4]	9-30-2015	–	–	–	-15.90	-2.12	2.38		1.27	1.18

Administrator Class (EQIDX)	5-31-2012	–	–	–	-16.20	-2.38	2.14		1.62	1.46

Institutional Class (EQIIX)	5-31-2012	–	–	–	-15.96	-2.17	2.35		1.37	1.23

MSCI EM Index (Net)[5]	–	–	–	–	-12.00	-0.10	2.68	*	–	–
*	Return based on the inception date of Fund’s oldest class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

4  |  Wells Fargo Emerging Markets Equity Income Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of April 30, 2020[6]

Taiwan Semiconductor Manufacturing Company Limited	5.82

Samsung Electronics Company Limited	5.37

China Construction Bank H Shares	2.77

China Mobile Limited	2.52

Industrial & Commercial Bank of China Limited H Shares	2.41

Ping An Insurance Group Company H Shares	2.28

Naspers Limited	1.70

Infosys Limited	1.63

Samsung Electronics Company Limited	1.49

SK Hynix Incorporated	1.46

Sector allocation as of April 30, 2020[7]

Country allocation as of April 30, 2020[7]

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through February 28, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.55% for Class A, 2.30% for Class C, 1.80% for Class R, 1.17% for Class R6, 1.45% for Administrator Class, and 1.22% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to the Class R shares.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[5]

The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Emerging Markets Equity Income Fund  |  5

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2019 to April 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2019	Ending account value 4-30-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$831.87	$6.92	1.52%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.62	1.52%

Class C

Actual	$1,000.00	$828.19	$10.50	2.31%

Hypothetical (5% return before expenses)	$1,000.00	$1,013.38	$11.56	2.31%

Class R

Actual	$1,000.00	$830.49	$8.24	1.81%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.86	$9.07	1.81%

Class R6

Actual	$1,000.00	$833.17	$5.33	1.17%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$5.87	1.17%

Administrator Class

Actual	$1,000.00	$831.68	$6.60	1.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.27	1.45%

Institutional Class

Actual	$1,000.00	$833.04	$5.56	1.22%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.12	1.22%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo Emerging Markets Equity Income Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 92.74%

Brazil: 2.93%
B3 Brasil Bolsa Balcao SA (Financials, Capital Markets)	531,100	$3,752,342
Banco BTG Pactual SA (Financials, Capital Markets)	441,300	3,432,757
Petrobras Distribuidora SA (Consumer Discretionary, Specialty Retail)	885,200	3,179,160
Vale SA (Materials, Metals & Mining)	609,674	5,029,511

		15,393,770

Chile: 0.51%
Sociedad Quimica Minera de Chile (Materials, Chemicals)	116,616	2,658,845

China: 36.65%
Beijing Enterprises Water Group Limited (Utilities, Water Utilities)	6,640,000	2,576,663
China Communications Services Corporation Limited H Shares (Industrials, Construction & Engineering)	7,858,000	5,601,280
China Construction Bank H Shares (Financials, Banks)	18,126,000	14,549,072
China Life Insurance Company H Shares (Financials, Insurance)	1,937,000	4,131,037
China Merchants Bank Company Limited H Shares (Financials, Banks)	997,500	4,720,478
China Merchants Shekou Industrial Zone Holdings Company Limited Class A (Real Estate, Real Estate Management & Development)	1,274,280	3,054,646
China Mobile Limited (Communication Services, Wireless Telecommunication Services)	1,647,000	13,240,327
China Overseas Land & Investment Limited (Real Estate, Real Estate Management & Development)	1,540,000	5,688,676
China Resources Land Limited (Real Estate, Real Estate Management & Development)	1,520,000	6,280,949
China State Construction Engineering Corporation Limited Class A (Industrials, Construction & Engineering)	5,048,300	3,710,597
China State Construction International Holdings (Industrials, Construction & Engineering)	5,722,000	4,436,301
China Vanke Company Limited Class A (Real Estate, Real Estate Management & Development)	1,298,064	4,870,967
China Yongda Automobile Service Holding Company (Consumer Discretionary, Specialty Retail)	3,413,500	3,441,273
ENN Energy Holdings Limited (Utilities, Gas Utilities)	381,700	4,302,699
Geely Automobile Holdings Limited (Consumer Discretionary, Automobiles)	1,786,000	2,778,162
Haier Smart Home Company Limited Class A (Consumer Discretionary, Household Durables)	2,210,621	4,771,433
Hangzhou Robam Appliances Company Limited Class A (Consumer Discretionary, Household Durables)	753,285	3,360,900
Hengan International Group Company Limited (Consumer Staples, Personal Products)	784,500	6,976,515
Industrial & Commercial Bank of China Limited H Shares (Financials, Banks)	18,829,000	12,625,016
Kunlun Energy Company Limited (Utilities, Gas Utilities)	3,946,000	2,570,800
Lenovo Group Limited (Information Technology, Technology Hardware, Storage & Peripherals)	5,946,000	3,212,011
Midea Group Company Limited Class A (Consumer Discretionary, Household Durables)	772,160	5,786,121
Nari Technology Company Limited Class A (Industrials, Electrical Equipment)	1,604,968	4,529,994
NetEase Incorporated ADR (Communication Services, Entertainment)	13,921	4,802,188
PetroChina Company Limited H Shares (Energy, Oil, Gas & Consumable Fuels)	6,986,000	2,509,312
PICC Property & Casualty Company Limited H Shares (Financials, Insurance)	3,314,000	3,171,318
Ping An Insurance Group Company H Shares (Financials, Insurance)	1,175,000	11,957,104
Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	642,000	2,599,134
Shimao Property Holding Limited (Real Estate, Real Estate Management & Development)	939,500	3,818,949
Sinopharm Group Company Limited H Shares (Health Care, Health Care Providers & Services)	1,779,200	4,797,363
Suzhou Gold Mantis Construction Decoration Company Limited Class A (Consumer Discretionary, Household Durables)	4,888,800	5,527,643
Tingyi Holding Corporation (Consumer Staples, Food Products)	2,912,000	5,169,091
Topsports International Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	2,487,000	3,143,971
Uni-President China Holdings Limited (Consumer Staples, Food Products)	2,539,000	2,548,999
Wanhua Chemical Group Company Limited Class A (Materials, Chemicals)	477,500	3,007,500
Weichai Power Company Limited H Shares (Industrials, Machinery)	2,280,000	4,005,980
WH Group Limited (Consumer Staples, Food Products) 144A	4,027,500	3,841,238
Zhengzhou Yutong Bus Company Limited Class A (Industrials, Machinery)	2,303,211	4,237,543

		192,353,250

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Markets Equity Income Fund  |  7

Portfolio of investments—April 30, 2020 (unaudited)

	Shares	Value
Greece: 0.83%
Hellenic Telecommunications Organization SA (Communication Services, Diversified Telecommunication Services)	328,104	$4,334,742

Hong Kong: 2.65%
ASM Pacific Technology (Information Technology, Semiconductors & Semiconductor Equipment)	372,700	3,766,024
China Merchants Port Holdings Company Limited (Industrials, Transportation Infrastructure)	3,878,000	4,991,232
CNOOC Limited (Energy, Oil, Gas & Consumable Fuels)	2,232,000	2,467,747
Man Wah Holdings Limited (Consumer Discretionary, Household Durables)	4,675,200	2,684,874

		13,909,877

India: 7.95%
Bharat Petroleum Corporation Limited (Energy, Oil, Gas & Consumable Fuels)	1,481,945	7,250,145
Embassy Office Parks REIT (Real Estate, Equity REITs)	841,000	4,127,846
Gail India Limited (Utilities, Gas Utilities)	2,985,069	3,777,109
Hero Motorcorp Limited (Consumer Discretionary, Automobiles)	138,710	3,956,481
Hindustan Petroleum Corporation Limited (Energy, Oil, Gas & Consumable Fuels)	1,743,982	5,089,787
Infosys Limited (Information Technology, IT Services)	916,802	8,569,467
Mahanagar Gas Limited (Utilities, Gas Utilities)	297,291	3,831,477
Tech Mahindra Limited (Information Technology, IT Services)	711,389	5,116,368

		41,718,680

Indonesia: 1.77%
PT Bank Rakyat Indonesia Tbk (Financials, Banks)	15,714,500	2,858,269
PT Telekomunikasi Indonesia Persero Tbk (Communication Services, Diversified Telecommunication Services)	27,932,300	6,423,088

		9,281,357

Malaysia: 0.90%
CIMB Group Holdings Bhd (Financials, Banks)	2,670,961	2,135,647
RHB Bank Bhd (Financials, Banks)	2,370,200	2,608,391

		4,744,038

Mexico: 1.91%
Infraestructura Energetica Nova SAB de CV (Utilities, Gas Utilities)	1,166,100	3,869,743
Kimberly-Clark de Mexico SAB de CV Class A (Consumer Staples, Household Products)	1,721,225	2,431,754
Walmart de Mexico SAB de CV (Consumer Staples, Food & Staples Retailing)	1,542,191	3,722,221

		10,023,718

Netherlands: 0.79%
X5 Retail Group NV GDR (Consumer Staples, Food & Staples Retailing)	140,064	4,133,734

Peru: 0.43%
Credicorp Limited (Financials, Banks)	15,178	2,261,826

Philippines: 0.43%
Bank of the Philippine Islands (Financials, Banks)	1,982,560	2,277,071

Qatar: 0.45%
Qatar National Bank (Financials, Banks)	497,916	2,348,489

Russia: 2.65%
LUKOIL PJSC ADR (Energy, Oil, Gas & Consumable Fuels)	43,179	2,816,900
Magnitogorsk Iron & Steel Works PJSC (Materials, Metals & Mining)	5,326,100	2,874,709
Mobile TeleSystems PJSC ADR (Communication Services, Wireless Telecommunication Services)	377,085	3,231,618
NovaTek OAO GDR (Energy, Oil, Gas & Consumable Fuels)	15,075	2,113,997
Sberbank PJSC ADR (Financials, Banks)	269,889	2,865,260

		13,902,484

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Emerging Markets Equity Income Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Shares	Value
Saudi Arabia: 0.89%
National Commercial Bank (Financials, Banks)	471,843	$4,656,781

South Africa: 3.62%
Gold Fields Limited ADR (Materials, Metals & Mining)	583,371	4,281,943
Naspers Limited (Consumer Discretionary, Internet & Direct Marketing Retail)	57,413	8,936,241
Standard Bank Group Limited (Financials, Banks)	475,723	2,621,218
The Bidvest Group Limited (Industrials, Industrial Conglomerates)	392,250	3,185,434

		19,024,836

South Korea: 10.36%
Coway Company Limited (Consumer Discretionary, Household Durables)	45,632	2,312,712
KB Financial Group Incorporated (Financials, Banks)	158,016	4,521,044
NH Investment & Securities Company Limited (Financials, Capital Markets)	455,189	3,622,285
Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	686,059	28,209,049
Samsung Fire & Marine Insurance (Financials, Insurance)	16,890	2,648,897
SK Hynix Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	111,489	7,672,400
SK Telecom Company Limited (Communication Services, Wireless Telecommunication Services)	31,137	5,411,726

		54,398,113

Taiwan: 13.13%
Accton Technology Corporation (Information Technology, Communications Equipment)	525,000	3,805,760
ASE Technology Holding Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	1,350,350	3,008,190
CTBC Financial Holding Company Limited (Financials, Banks)	8,016,000	5,341,802
Delta Electronics Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	861,000	4,015,881
Hon Hai Precision Industry Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	1,526,704	3,923,578
Largan Precision Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	17,800	2,426,381
Mediatek Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	313,000	4,322,038
Quanta Computer Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	2,559,000	5,529,147
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	3,028,000	30,545,846
Uni-President Enterprises Corporation (Consumer Staples, Food Products)	1,189,000	2,768,451
Wiwynn Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	125,500	3,220,219

		68,907,293

Thailand: 1.25%
Advanced Info Service PCL (Communication Services, Wireless Telecommunication Services)	619,100	3,764,623
Bangkok Commercial Asset Management Public Company Limited (Financials, Capital Markets)	3,806,000	2,823,180

		6,587,803

United Arab Emirates: 0.46%
First Abu Dhabi Bank PJSC (Financials, Banks)	779,546	2,430,877

United Kingdom: 1.40%
Polymetal International plc (Materials, Metals & Mining)	358,007	7,331,591

United States: 0.78%
Southern Copper Corporation (Materials, Metals & Mining)	126,456	4,102,233

Total Common Stocks (Cost $493,346,301)		486,781,408

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Markets Equity Income Fund  |  9

Portfolio of investments—April 30, 2020 (unaudited)

	Dividend yield	Shares	Value
Preferred Stocks: 3.28%

Brazil: 1.79%
Banco Bradesco SA (Financials, Banks)	2.81%	940,218	$3,311,053
Itaúsa Investimentos Itaú SA (Financials, Banks)	5.44	2,032,119	3,363,260
Petroleo Brasil SP ADR (Energy, Oil, Gas & Consumable Fuels)	3.30	407,383	2,717,245

			9,391,558

South Korea: 1.49%
Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	1.79	225,149	7,804,925

Total Preferred Stocks (Cost $18,603,445)			17,196,483

	Yield
Short-Term Investments: 3.70%

Investment Companies: 3.70%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.19	19,443,373	19,443,373

Total Short-Term Investments (Cost $19,443,373)			19,443,373

Total investments in securities (Cost $531,393,119)	99.72%	523,421,264

Other assets and liabilities, net	0.28	1,459,447

Total net assets	100.00%	$524,880,711

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

GDR	Global depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	11,617,435	220,772,785	(212,946,847)	19,443,373	$0	$0	$115,559	$19,443,373	3.70%

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Emerging Markets Equity Income Fund

Statement of assets and liabilities—April 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $511,949,746)	$503,977,891
Investments in affiliated securities, at value (cost $19,443,373)	19,443,373
Cash	207,346
Foreign currency, at value (cost $2,143,202)	2,170,566
Receivable for investments sold	940,828
Receivable for Fund shares sold	750,064
Receivable for dividends	672,173

Total assets	528,162,241

Liabilities
Payable for investments purchased	1,000,986
Payable for Fund shares redeemed	941,771
Management fee payable	365,579
Administration fees payable	54,202
Distribution fees payable	5,678
Custody and accounting fees payable	716,022
Trustees’ fees and expenses payable	8,979
Accrued expenses and other liabilities	188,313

Total liabilities	3,281,530

Total net assets	$524,880,711

Net assets consist of
Paid-in capital	$606,243,384
Total distributable loss	(81,362,673)

Total net assets	$524,880,711

Computation of net asset value and offering price per share
Net assets – Class A	$82,251,609
Shares outstanding – Class A1	8,860,296
Net asset value per share – Class A	$9.28
Maximum offering price per share – Class A2	$9.85
Net assets – Class C	$9,336,177
Shares outstanding – Class C1	1,013,440
Net asset value per share – Class C	$9.21
Net assets – Class R	$83,884
Shares outstanding – Class R1	9,035
Net asset value per share – Class R	$9.28
Net assets – Class R6	$70,763,423
Shares outstanding – Class R6[1]	7,609,762
Net asset value per share – Class R6	$9.30
Net assets – Administrator Class	$3,803,568
Shares outstanding – Administrator Class[1]	406,244
Net asset value per share – Administrator Class	$9.36
Net assets – Institutional Class	$358,642,050
Shares outstanding – Institutional Class[1]	38,517,056
Net asset value per share – Institutional Class	$9.31

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Markets Equity Income Fund  |  11

Statement of operations—six months ended April 30, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $888,093)	$6,883,681
Income from affiliated securities	115,559

Total investment income	6,999,240

Expenses
Management fee	3,232,504
Administration fees
Class A	85,853
Class C	12,032
Class R	96
Class R6	11,726
Administrator Class	3,025
Institutional Class	285,724
Shareholder servicing fees
Class A	102,206
Class C	14,323
Class R	114
Administrator Class	5,504
Distribution fees
Class C	42,927
Class R	95
Custody and accounting fees	382,242
Professional fees	23,334
Registration fees	51,950
Shareholder report expenses	49,249
Trustees’ fees and expenses	10,969
Other fees and expenses	23,003

Total expenses	4,336,876
Less: Fee waivers and/or expense reimbursements
Fund-level	(256,652)
Class A	(34,461)
Class C	(2,188)
Class R6	(1,716)
Administrator Class	(1,356)
Institutional Class	(115,296)

Net expenses	3,925,207

Net investment income	3,074,033

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(47,782,114)
Forward foreign currency contracts	17,645

Net realized losses on investments	(47,764,469)
Net change in unrealized gains (losses) on investments	(64,180,308)

Net realized and unrealized gains (losses) on investments	(111,944,777)

Net decrease in net assets resulting from operations	$(108,870,744)

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Emerging Markets Equity Income Fund

Statement of changes in net assets

	Six months ended April 30, 2020 (unaudited)		Year ended October 31, 2019

Operations
Net investment income		$3,074,033		$14,642,116
Net realized losses on investments		(47,764,469)		(17,671,623)
Net change in unrealized gains (losses) on investments		(64,180,308)		62,604,509

Net increase (decrease) in net assets resulting from operations		(108,870,744)		59,575,002

Distributions to shareholders from net investment income and net realized gains
Class A		(244,445)		(418,262)
Class C		(30,648)		(162,480)
Class R		(377)		(2,026)
Class R6		(500,281)		(1,924,372)
Administrator Class		(23,940)		(96,365)
Institutional Class		(2,694,498)		(11,264,878)

Total distributions to shareholders		(3,494,189)		(13,868,383)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	639,279	6,616,581	890,759	9,653,613
Class C	41,711	444,051	187,678	2,023,175
Class R	1,289	12,822	2,473	27,033
Class R6	446,267	4,110,630	4,899,992	51,938,484
Administrator Class	16,024	167,693	64,933	717,682
Institutional Class	8,270,113	79,969,560	12,066,746	132,238,601

		91,321,337		196,598,588

Reinvestment of distributions
Class A	20,718	234,461	36,560	397,529
Class C	2,440	27,031	13,107	141,943
Class R	23	257	136	1,481
Class R6	37,766	424,020	148,340	1,620,864
Administrator Class	2,042	23,093	8,471	92,927
Institutional Class	223,725	2,516,314	961,076	10,479,060

		3,225,176		12,733,804

Payment for shares redeemed
Class A	(1,761,010)	(18,219,379)	(1,047,749)	(11,379,904)
Class C	(197,508)	(2,014,730)	(481,016)	(5,160,401)
Class R	(775)	(8,156)	(3,032)	(33,352)
Class R6	(307,728)	(3,352,316)	(1,153,400)	(12,803,248)
Administrator Class	(94,101)	(965,417)	(116,130)	(1,269,026)
Institutional Class	(13,608,549)	(136,277,289)	(14,855,796)	(160,766,339)

		(160,837,287)		(191,412,270)

Net asset value of shares issued in acquisition
Class A	8,175,872	91,018,144	0	0
Class C	94,417	1,044,435	0	0
Administrator Class	67,995	763,172	0	0
Institutional Class	1,739,066	19,405,947	0	0

		112,231,698		0

Net increase in net assets resulting from capital share transactions		45,940,924		17,920,122

Total increase (decrease) in net assets		(66,424,009)		63,626,741

Net assets
Beginning of period		591,304,720		527,677,979

End of period		$524,880,711		$591,304,720

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Markets Equity Income Fund  |  13

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
CLASS A		2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.21	$10.33	$11.68	$10.27	$9.97	$11.33
Net investment income	0.04	0.24	0.27	0.18 [1]	0.23 [1]	0.20
Net realized and unrealized gains (losses) on investments	(1.92)	0.86	(1.36)	1.43	0.29	(1.36)

Total from investment operations	(1.88)	1.10	(1.09)	1.61	0.52	(1.16)
Distributions to shareholders from
Net investment income	(0.05)	(0.22)	(0.26)	(0.20)	(0.22)	(0.20)
Net asset value, end of period	$9.28	$11.21	$10.33	$11.68	$10.27	$9.97
Total return[2]	(16.81)%	10.78%	(9.47)%	15.79%	5.29%	(10.34)%
Ratios to average net assets (annualized)
Gross expenses	1.68%	1.69%	1.67%	1.68%	1.79%	1.89%
Net expenses	1.52%	1.62%	1.62%	1.63%	1.65%	1.65%
Net investment income	1.02%	2.12%	2.30%	1.72%	2.34%	2.22%
Supplemental data
Portfolio turnover rate	49%	73%	69%	80%	64%	84%
Net assets, end of period (000s omitted)	$82,252	$20,017	$19,684	$22,774	$26,459	$22,866

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Emerging Markets Equity Income Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)		Year ended October 31
CLASS C			2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.15		$10.27	$11.63	$10.23	$9.94	$11.32
Net investment income (loss)	(0.00	)[1],2	0.15	0.18	0.13	0.16 [1]	0.14
Net realized and unrealized gains (losses) on investments	(1.91)		0.87	(1.35)	1.39	0.28	(1.38)

Total from investment operations	(1.91)		1.02	(1.17)	1.52	0.44	(1.24)
Distributions to shareholders from
Net investment income	(0.03)		(0.14)	(0.19)	(0.12)	(0.15)	(0.14)
Net asset value, end of period	$9.21		$11.15	$10.27	$11.63	$10.23	$9.94
Total return[3]	(17.18)%		10.01%	(10.20)%	14.91%	4.53%	(10.95)%
Ratios to average net assets (annualized)
Gross expenses	2.44%		2.44%	2.42%	2.42%	2.54%	2.64%
Net expenses	2.31%		2.37%	2.37%	2.38%	2.40%	2.40%
Net investment income (loss)	(0.07)%		1.30%	1.53%	1.18%	1.62%	1.45%
Supplemental data
Portfolio turnover rate	49%		73%	69%	80%	64%	84%
Net assets, end of period (000s omitted)	$9,336		$11,958	$13,896	$16,898	$13,327	$10,190

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Markets Equity Income Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
CLASS R		2019	2018	2017	2016	2015[1]
Net asset value, beginning of period	$11.22	$10.34	$11.71	$10.30	$9.99	$9.44
Net investment income (loss)	0.02 [2]	0.20	0.24	0.18	0.20 [2]	(0.01)[2]
Net realized and unrealized gains (losses) on investments	(1.92)	0.88	(1.37)	1.40	0.30	0.56

Total from investment operations	(1.90)	1.08	(1.13)	1.58	0.50	0.55
Distributions to shareholders from
Net investment income	(0.04)	(0.20)	(0.24)	(0.17)	(0.19)	(0.00)[3]
Net asset value, end of period	$9.28	$11.22	$10.34	$11.71	$10.30	$9.99
Total return[4]	(16.95)%	10.61%	(9.70)%	15.39%	5.13%	5.87%
Ratios to average net assets (annualized)
Gross expenses	1.89%	1.93%	1.94%	1.91%	2.04%	2.10%
Net expenses	1.81%	1.87%	1.87%	1.87%	1.90%	1.90%
Net investment income (loss)	0.42%	1.97%	2.64%	1.69%	2.08%	(0.90)%
Supplemental data
Portfolio turnover rate	49%	73%	69%	80%	64%	84%
Net assets, end of period (000s omitted)	$84	$95	$92	$32	$28	$26

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Emerging Markets Equity Income Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
CLASS R6		2019	2018	2017	2016	2015[1]
Net asset value, beginning of period	$11.23	$10.34	$11.69	$10.29	$9.97	$9.42
Net investment income (loss)	0.06	0.31 [2]	0.32	0.33 [2]	0.30 [2]	(0.00)[2,3]
Net realized and unrealized gains (losses) on investments	(1.92)	0.85	(1.35)	1.32	0.27	0.56

Total from investment operations	(1.86)	1.16	(1.03)	1.65	0.57	0.56
Distributions to shareholders from
Net investment income	(0.07)	(0.27)	(0.32)	(0.25)	(0.25)	(0.01)
Net asset value, end of period	$9.30	$11.23	$10.34	$11.69	$10.29	$9.97
Total return[4]	(16.68)%	11.34%	(9.05)%	16.25%	5.90%	5.91%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.26%	1.24%	1.20%	1.36%	1.40%
Net expenses	1.17%	1.17%	1.17%	1.17%	1.20%	1.20%
Net investment income (loss)	1.06%	2.81%	2.58%	2.96%	3.03%	(0.19)%
Supplemental data
Portfolio turnover rate	49%	73%	69%	80%	64%	84%
Net assets, end of period (000s omitted)	$70,763	$83,481	$36,597	$57,765	$2,592	$26

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Amount is more than $(0.005).

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Markets Equity Income Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
ADMINISTRATOR CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.31	$10.41	$11.76	$10.32	$10.00	$11.35
Net investment income	0.04 [1]	0.25 [1]	0.22 [1]	0.18 [1]	0.25 [1]	0.23
Net realized and unrealized gains (losses) on investments	(1.93)	0.89	(1.29)	1.46	0.29	(1.37)

Total from investment operations	(1.89)	1.14	(1.07)	1.64	0.54	(1.14)
Distributions to shareholders from
Net investment income	(0.06)	(0.24)	(0.28)	(0.20)	(0.22)	(0.21)
Net asset value, end of period	$9.36	$11.31	$10.41	$11.76	$10.32	$10.00
Total return[2]	(16.83)%	11.01%	(9.29)%	15.99%	5.56%	(10.12)%
Ratios to average net assets (annualized)
Gross expenses	1.59%	1.61%	1.57%	1.58%	1.71%	1.76%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	0.81%	2.24%	1.86%	1.73%	2.54%	2.38%
Supplemental data
Portfolio turnover rate	49%	73%	69%	80%	64%	84%
Net assets, end of period (000s omitted)	$3,804	$4,686	$4,758	$13,940	$50,970	$43,928

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Emerging Markets Equity Income Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
INSTITUTIONAL CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.24	$10.35	$11.70	$10.30	$9.98	$11.34
Net investment income	0.05 [1]	0.28	0.32	0.25	0.27 [1]	0.25 [1]
Net realized and unrealized gains (losses) on investments	(1.92)	0.87	(1.36)	1.39	0.30	(1.36)

Total from investment operations	(1.87)	1.15	(1.04)	1.64	0.57	(1.11)
Distributions to shareholders from
Net investment income	(0.06)	(0.26)	(0.31)	(0.24)	(0.25)	(0.25)
Net asset value, end of period	$9.31	$11.24	$10.35	$11.70	$10.30	$9.98
Total return[2]	(16.70)%	11.24%	(9.11)%	16.11%	5.84%	(9.95)%
Ratios to average net assets (annualized)
Gross expenses	1.36%	1.36%	1.34%	1.33%	1.45%	1.51%
Net expenses	1.22%	1.22%	1.22%	1.23%	1.25%	1.25%
Net investment income	1.01%	2.54%	2.73%	2.32%	2.75%	2.41%
Supplemental data
Portfolio turnover rate	49%	73%	69%	80%	64%	84%
Net assets, end of period (000s omitted)	$358,642	$471,068	$452,650	$514,624	$426,801	$132,918

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Markets Equity Income Fund  |  19

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Markets Equity Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2020, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the

20  |  Wells Fargo Emerging Markets Equity Income Fund

Notes to financial statements (unaudited)

changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Fund may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Fund has no rights against the issuer of the underlying foreign security and participation notes expose the Fund to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of April 30, 2020, the aggregate cost of all investments for federal income tax purposes was $529,220,930 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$43,167,889

Gross unrealized losses	(48,967,555)

Net unrealized losses	$(5,799,666)

As of October 31, 2019, the Fund had capital loss carryforwards which consisted of $13,252,661 in short-term capital losses and $12,173,464 in long-term capital losses.

Wells Fargo Emerging Markets Equity Income Fund  |  21

Notes to financial statements (unaudited)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Brazil	$15,393,770	$0	$0	$15,393,770

Chile	2,658,845	0	0	2,658,845

China	4,802,188	187,551,062	0	192,353,250

Greece	0	4,334,742	0	4,334,742

Hong Kong	0	13,909,877	0	13,909,877

India	0	41,718,680	0	41,718,680

Indonesia	0	9,281,357	0	9,281,357

Malaysia	0	4,744,038	0	4,744,038

Mexico	10,023,718	0	0	10,023,718

Netherlands	0	4,133,734	0	4,133,734

Peru	2,261,826	0	0	2,261,826

Philippines	0	2,277,071	0	2,277,071

Qatar	0	2,348,489	0	2,348,489

Russia	3,231,618	10,670,866	0	13,902,484

Saudi Arabia	0	4,656,781	0	4,656,781

South Africa	6,903,161	12,121,675	0	19,024,836

South Korea	0	54,398,113	0	54,398,113

Taiwan	0	68,907,293	0	68,907,293

Thailand	2,823,180	3,764,623	0	6,587,803

United Arab Emirates	0	2,430,877	0	2,430,877

United Kingdom	0	7,331,591	0	7,331,591

United States	4,102,233	0	0	4,102,233

Preferred stocks

Brazil	9,391,558	0	0	9,391,558

South Korea	0	7,804,925	0	7,804,925

Short-term investments

Investment companies	19,443,373	0	0	19,443,373

Total assets	$81,035,470	$442,385,794	$0	$523,421,264

22  |  Wells Fargo Emerging Markets Equity Income Fund

Notes to financial statements (unaudited)

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended April 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	1.050%

Next $1 billion	1.025

Next $2 billion	1.000

Next $1 billion	0.975

Next $3 billion	0.965

Next $2 billion	0.955

Over $10 billion	0.945

For the six months ended April 30, 2020, the management fee was equivalent to an annual rate of 1.05% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through February 28, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.55% for Class A shares, 2.30% for Class C shares, 1.80% for Class R shares, 1.17% for Class R6 shares, 1.45% for Administrator Class shares, and 1.22% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to December 7, 2019, the Fund’s expenses were capped at 1.62% for Class A shares, 2.37% for Class C shares, and 1.87% for Class R shares.

Wells Fargo Emerging Markets Equity Income Fund  |  23

Notes to financial statements (unaudited)

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended April 30, 2020, Funds Distributor received $1,605 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended April 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2020 were $296,285,045 and $287,851,270, respectively.

6. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2020, the Fund entered into forward foreign currency contracts for hedging purposes. The Fund had average contract amounts of $147,855 and $276,384 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the six months ended April 30, 2020.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. ACQUISITION

After the close of business on December 6, 2019, the Fund acquired the net assets of Wells Fargo Asia Pacific Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class C, Administrator Class, and Institutional Class shares of Wells Fargo Asia Pacific Fund received Class A, Class C, Administrator Class, and Institutional Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Asia Pacific Fund for 10,077,350 shares of the Fund valued at $112,231,698 at an exchange ratio of 1.01, 0.96, 0.99, and 0.98 for Class A, Class C, Administrator Class, and Institutional Class shares, respectively. The investment portfolio of Wells Fargo Asia Pacific Fund with a fair value of $30,620,761, identified cost of $29,928,769 and unrealized gains of $691,992 at December 6, 2019 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Asia Pacific Fund and the Fund immediately prior to the acquisition were $112,231,698 and $583,919,847, respectively. The aggregate net assets of the Fund immediately after the acquisition were $696,151,545. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Asia Pacific Fund was carried forward to align with ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed November 1, 2019, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the six months ended April 30, 2020 would have been as follows:

Net investment income	$3,125,454

Net realized and unrealized losses on investments	(95,311,225)

Net decrease in net assets resulting from operations	$(92,185,771)

24  |  Wells Fargo Emerging Markets Equity Income Fund

Notes to financial statements (unaudited)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Asia Pacific Fund that have been included in the Fund’s Statement of Operations since December 7, 2019.

8. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended April 30, 2020, there were no borrowings by the Fund under the agreement.

9. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of sectors or geographic regions. As of the end of the period, the Fund invests a concentration of its portfolio in the information technology sector and in China. A fund that invests a substantial portion of its assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a fund whose investments are not heavily weighted in any sector or geographic region.

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

12. CORONAVIRUS (COVID -19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Emerging Markets Equity Income Fund  |  25

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended October 31, 2019. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions

$2,034,893	$0.0387	93.79%

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

26  |  Wells Fargo Emerging Markets Equity Income Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Emerging Markets Equity Income Fund  |  27

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

28  |  Wells Fargo Emerging Markets Equity Income Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Emerging Markets Equity Income Fund  |  29

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

30  |  Wells Fargo Emerging Markets Equity Income Fund

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Emerging Markets Equity Income Fund  |  31

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

32  |  Wells Fargo Emerging Markets Equity Income Fund

Appendix III (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Emerging Markets Equity Income Fund  |  33

Appendix IV (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

34  |  Wells Fargo Emerging Markets Equity Income Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo & Company. All rights reserved.

PAR-0520-00409 06-20

SA262/SAR262 04-20

Semi-Annual Report

April 30, 2020

Wells Fargo

Special International Small Cap Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Special International Small Cap Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“The period began with a tailwind created by central bank support.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Special International Small Cap Fund for the six-month period that ended April 30, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Markets rebounded in April to lessen the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets performed better, with the exception of high-yield bonds, as U.S. bonds overall achieved modest gains.

For the six-month period, U.S. stocks, based on the S&P 500 Index,1 returned -3.16% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 13.22%. The MSCI Emerging Markets Index (Net)3 lost 10.50%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.86%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned -0.97%, the Bloomberg Barclays Municipal Bond Index6 returned -1.33%, and the ICE BofA U.S. High Yield Index7 lost 7.68%.

The period began with a tailwind created by central bank support.

The period began with a tailwind that had been created by U.S. Federal Reserve (Fed) rate cuts in the summer and early fall. Equity markets rallied in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment edged up, and manufacturing and services activity rose. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were positive overall, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Special International Small Cap Fund

Letter to shareholders (unaudited)

havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements . Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the extreme volatility of the previous two months, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented stimulus measures taken by governments and central banks to buffer the economic damage created by mass shutdowns to try to contain the virus’s spread. The U.S. economy contracted by an annualized 4.8% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil price volatility continued as global supply far exceeded demand.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Special International Small Cap Fund  |  3

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Stephen Giggie, CFA®‡*

Oleg Makhorine

James M. Tringas, CFA®‡

Bryant VanCronkhite, CFA®‡, CPA

Average annual total returns (%) as of April 30, 2020

				Expense ratios[1] (%)

	Inception date	Since inception		Gross	Net[2]

Class R6 (WICRX)	5-31-2019	-7.26		7.81	0.95

Institutional Class (WICIX)	5-31-2019	-7.32		7.91	1.05

MSCI World ex USA Small Cap Index (Net)[3]	–	-7.09	*	–	–
*	Return is based on the oldest Fund class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Class R6 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to geographic risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

4  |  Wells Fargo Special International Small Cap Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of April 30, 2020[4]

Ansell Limited	3.40

Viscofan SA	3.39

Spectris plc	3.30

Gerresheimer AG	3.15

Alten SA	3.14

TAG Immobilien AG	2.97

Nomad Foods Limited	2.95

Domino’s Pizza Enterprises Limited	2.93

Domino’s Pizza Group plc	2.84

Britvic plc	2.74

Sector allocation as of April 30, 2020[5]

Country allocation as of April 30, 2020[5]

*	Mr. Giggie became a portfolio manager of the Fund on April 15, 2020.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through February 28, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.95% for Class R6 and 1.05% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The Morgan Stanley Capital International (MSCI) World ex USA Small Cap Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets excluding the United States. You cannot invest directly in an index.

[4]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[5]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Special International Small Cap Fund  |  5

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2019 to April 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 11-1-2019	Ending account value 4-30-2020	Expenses paid during the period¹	Annualized net expense ratio

Class R6

Actual	$1,000.00	$876.52	$4.43	0.95%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	$4.77	0.95%

Institutional Class

Actual	$1,000.00	$876.85	$4.90	1.05%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	$5.27	1.05%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo Special International Small Cap Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 97.24%

Australia: 6.33%
Ansell Limited (Health Care, Health Care Equipment & Supplies)	8,379	$154,527
Domino’s Pizza Enterprises Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	3,555	133,019

		287,546

Austria: 1.37%
Mayr-Melnhof Karton AG (Materials, Containers & Packaging)	452	62,095

Belgium: 2.33%
Barco NV (Information Technology, Electronic Equipment, Instruments & Components)	662	105,605

Canada: 4.38%
Blackberry Limited TSX (Information Technology, Software) †	6,500	27,738
Parex Resources Incorporated (Energy, Oil, Gas & Consumable Fuels) †	2,400	26,311
Primo Water Corporation (Consumer Staples, Beverages)	7,800	79,852
Stantec Incorporated (Industrials, Professional Services)	2,200	64,849

		198,750

Denmark: 0.62%
Scandinavian Tobacco Group (Consumer Staples, Tobacco) 144A	2,459	28,259

France: 6.36%
Alten SA (Information Technology, IT Services)	1,978	142,412
M6 Métropole Télévision SA (Communication Services, Media)	9,181	102,192
Mersen SA (Industrials, Electrical Equipment)	2,002	44,176

		288,780

Germany: 8.42%
Cancom SE (Information Technology, IT Services)	861	43,834
Gerresheimer AG (Health Care, Life Sciences Tools & Services)	1,796	142,835
Krones AG (Industrials, Machinery)	1,009	60,796
TAG Immobilien AG (Real Estate, Real Estate Management & Development)	6,153	134,773

		382,238

Hong Kong: 2.45%
Sunlight REIT (Real Estate, Equity REITs)	216,000	111,275

Ireland: 1.69%
Irish Residential Properties REIT plc (Real Estate, Equity REITs)	54,301	76,643

Italy: 3.67%
De’Longhi SpA (Consumer Discretionary, Household Durables)	4,625	83,593
Interpump Group SpA (Industrials, Machinery)	2,844	82,983

		166,576

Japan: 26.80%
Aeon Delight Company Limited (Industrials, Commercial Services & Supplies)	4,300	123,153
Daiseki Company Limited (Industrials, Commercial Services & Supplies)	4,700	103,835
DTS Corporation (Information Technology, IT Services)	6,100	116,912
Fuji Seal International Incorporated (Materials, Containers & Packaging)	4,600	79,851
Horiba Limited (Information Technology, Electronic Equipment, Instruments & Components)	1,300	68,788
Kyushu Railway Company (Industrials, Road & Rail)	1,800	48,426
Meitec Corporation (Industrials, Professional Services)	2,800	123,632
Nihon Parkerizing Company Limited (Materials, Chemicals)	12,100	123,824
ORIX JREIT Incorporated (Real Estate, Equity REITs)	101	120,745

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special International Small Cap Fund  |  7

Portfolio of investments—April 30, 2020 (unaudited)

	Shares	Value

Japan (continued)
Paramount Bed Holdings Company Limited (Health Care, Health Care Equipment & Supplies)	1,900	$78,382
San-A Company Limited (Consumer Staples, Food & Staples Retailing)	1,600	64,458
Sumitomo Warehouse Company Limited (Industrials, Transportation Infrastructure)	8,600	98,167
Taikisha Limited (Industrials, Construction & Engineering)	2,300	66,984

		1,217,157

Luxembourg: 0.33%
Stabilus SA (Industrials, Machinery)	346	14,988

Netherlands: 2.14%
Brunel International NV (Industrials, Professional Services)	4,152	26,208
IMCD Group NV (Industrials, Trading Companies & Distributors)	568	50,157
TKH Group NV (Industrials, Electrical Equipment)	597	20,945

		97,310

Norway: 0.73%
Atea ASA (Information Technology, IT Services)	3,804	33,301

Singapore: 0.77%
CapitaLand Commercial Trust Limited (Real Estate, Equity REITs)	30,800	34,999

Spain: 4.68%
Vidrala SA (Materials, Containers & Packaging)	653	58,496
Viscofan SA (Consumer Staples, Food Products)	2,402	153,940

		212,436

Sweden: 2.04%
AAK AB (Consumer Staples, Food Products)	3,178	51,909
Hexpol AB (Materials, Chemicals)	5,673	40,756

		92,665

Switzerland: 4.29%
Bossard Holding AG (Industrials, Trading Companies & Distributors)	595	74,210
Bucher Industries AG (Industrials, Machinery)	218	61,484
OC Oerlikon Corporation AG (Industrials, Machinery)	7,869	59,096

		194,790

United Kingdom: 17.84%
Britvic plc (Consumer Staples, Beverages)	13,517	124,420
Domino’s Pizza Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	29,814	129,196
Elementis plc (Materials, Chemicals)	29,809	26,281
Lancashire Holdings Limited (Financials, Insurance)	4,601	35,465
Mears Group plc (Industrials, Commercial Services & Supplies)	7,369	15,259
Morgan Advanced Materials plc (Industrials, Machinery)	14,060	38,785
NCC Group plc (Information Technology, IT Services)	18,517	38,253
Nomad Foods Limited (Consumer Staples, Food Products) †	6,504	134,047
S4 Capital plc (Communication Services, Media) †	26,855	61,221
Spectris plc (Information Technology, Electronic Equipment, Instruments & Components)	4,450	150,057
Tate & Lyle plc (Consumer Staples, Food Products)	6,394	57,293

		810,277

Total Common Stocks (Cost $4,801,361)		4,415,690

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Special International Small Cap Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Yield	Shares	Value
Short-Term Investments: 3.28%

Investment Companies: 3.28%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.19%	149,154	$149,154

Total Short-Term Investments (Cost $149,154)			149,154

Total investments in securities (Cost $4,950,515)	100.52%	4,564,844

Other assets and liabilities, net	(0.52)	(23,648)

Total net assets	100.00%	$4,541,196

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	263,637	574,552	(689,035)	149,154	$0	$0	$1,222	$149,154	3.28%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special International Small Cap Fund  |  9

Statement of assets and liabilities—April 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $4,801,361)	$4,415,690
Investments in affiliated securities, at value (cost $149,154)	149,154
Foreign currency, at value (cost $68,345)	69,290
Receivable for investments sold	5,618
Receivable for Fund shares sold	5,352
Receivable for dividends	19,941
Receivable from manager	5,400

Total assets	4,670,445

Liabilities
Payable for investments purchased	14,958
Administration fees payable	112
Shareholder report expenses payable	41,415
Professional fees payable	41,703
Custody and accounting fees payable	5,078
Trustees’ fees and expenses payable	5,361
Accrued expenses and other liabilities	20,622

Total liabilities	129,249

Total net assets	$4,541,196

Net assets consist of
Paid-in capital	$5,011,233
Total distributable loss	(470,037)

Total net assets	$4,541,196

Computation of net asset value
Net assets – Class R6	$4,440,341
Shares outstanding – Class R6[1]	490,000
Net asset value per share – Class R6	$9.06
Net assets – Institutional Class	$100,855
Shares outstanding – Institutional Class[1]	11,121
Net asset value per share – Institutional Class	$9.07

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Special International Small Cap Fund

Statement of operations—six months ended April 30, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $6,391)	$47,642
Income from affiliated securities	1,222

Total investment income	48,864

Expenses
Management fee	23,735
Administration fees
Class R6	734
Institutional Class	68
Custody and accounting fees	19,945
Professional fees	49,115
Registration fees	31,513
Shareholder report expenses	47,582
Trustees’ fees and expenses	10,470
Other fees and expenses	14,959

Total expenses	198,121
Less: Fee waivers and/or expense reimbursements
Fund-level	(173,532)
Class R6	(734)
Institutional Class	(68)

Net expenses	23,787

Net investment income	25,077

Realized and unrealized gains (losses) on investments
Net realized losses on investments	(67,875)
Net change in unrealized gains (losses) on investments	(587,045)

Net realized and unrealized gains (losses) on investments	(654,920)

Net decrease in net assets resulting from operations	$(629,843)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special International Small Cap Fund  |  11

Statement of changes in net assets

	Six months ended April 30, 2020 (unaudited)		Year ended October 31, 2019[1]

Operations
Net investment income		$25,077		$26,127
Net realized gains (losses) on investments		(67,875)		59,852
Net change in unrealized gains (losses) on investments		(587,045)		202,492

Net increase (decrease) in net assets resulting from operations		(629,843)		288,471

Distributions to shareholders from net investment income and net realized gains
Class R6		(126,151)		0
Institutional Class		(2,514)		0

Total distributions to shareholders		(128,665)		0

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class R6	0	0	490,000	4,900,000
Institutional Class	1,121	11,233	10,000	100,000

		11,233		5,000,000

Reinvestment of distributions
Institutional Class	12	128	0	0

		128		0

Payment for shares redeemed
Institutional Class	(12)	(128)	0	0

		(128)		0

Net increase in net assets resulting from capital share transactions		11,233		5,000,000

Total increase (decrease) in net assets		(747,275)		5,288,471

Net assets
Beginning of period		5,288,471		0

End of period		$4,541,196		$5,288,471

[1]	For the period from May 31, 2019 (commencement of operations) to October 31, 2019

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Special International Small Cap Fund

Financial highlights

(For a share outstanding throughout each period)

CLASS R6	Six months ended April 30, 2020 (unaudited)	Year ended October 31 2019[1]
Net asset value, beginning of period	$10.58	$10.00
Net investment income	0.05	0.05
Net realized and unrealized gains (losses) on investments	(1.31)	0.53

Total from investment operations	(1.26)	0.58
Distributions to shareholders from
Net investment income	(0.15)	0.00
Net realized gains	(0.11)	0.00

Total distributions to shareholders	(0.26)	0.00
Net asset value, end of period	$9.06	$10.58
Total return[2]	(12.35)%	5.80%
Ratios to average net assets (annualized)
Gross expenses	7.93%	7.81%
Net expenses	0.95%	0.95%
Net investment income	1.01%	1.24%
Supplemental data
Portfolio turnover rate	24%	14%
Net assets, end of period (000s omitted)	$4,440	$5,183

[1]	For the period from May 31, 2019 (commencement of class operations) to October 31, 2019

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special International Small Cap Fund  |  13

Financial highlights

(For a share outstanding throughout each period)

INSTITUTIONAL CLASS	Six months ended April 30, 2020 (unaudited)	Year ended October 31, 2019[1]
Net asset value, beginning of period	$10.57	$10.00
Net investment income	0.04	0.05
Net realized and unrealized gains (losses) on investments	(1.30)	0.52

Total from investment operations	(1.26)	0.57
Distributions to shareholders from
Net investment income	(0.13)	0.00
Net realized gains	(0.11)	0.00

Total distributions to shareholders	(0.24)	0.00
Net asset value, end of period	$9.07	$10.57
Total return[2]	(12.32)%	5.70%
Ratios to average net assets (annualized)
Gross expenses	8.04%	7.91%
Net expenses	1.05%	1.05%
Net investment income	0.92%	1.14%
Supplemental data
Portfolio turnover rate	24%	14%
Net assets, end of period (000s omitted)	$101	$106

[1]	For the period from May 31, 2019 (commencement of class operations) to October 31, 2019

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Special International Small Cap Fund

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Fund Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Special International Small Cap Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2020, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Wells Fargo Special International Small Cap Fund  |  15

Notes to financial statements (unaudited)

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the fiscal year since commencement of operations will be subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of April 30, 2020, the aggregate cost of all investments for federal income tax purposes was $4,981,829 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$210,495

Gross unrealized losses	(627,480)

Net unrealized losses	$(416,985)

Class allocations

The separate classes of shares offered by the Fund differ principally in administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

16  |  Wells Fargo Special International Small Cap Fund

Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Australia	$0	$287,546	$0	$287,546

Austria	0	62,095	0	62,095

Belgium	0	105,605	0	105,605

Canada	198,750	0	0	198,750

Denmark	0	28,259	0	28,259

France	0	288,780	0	288,780

Germany	0	382,238	0	382,238

Hong Kong	0	111,275	0	111,275

Ireland	76,643	0	0	76,643

Italy	0	166,576	0	166,576

Japan	0	1,217,157	0	1,217,157

Luxembourg	14,988	0	0	14,988

Netherlands	26,208	71,102	0	97,310

Norway	0	33,301	0	33,301

Singapore	0	34,999	0	34,999

Spain	0	212,436	0	212,436

Sweden	0	92,665	0	92,665

Switzerland	0	194,790	0	194,790

United Kingdom	257,014	553,263	0	810,277

Short-term investments

Investment companies	149,154	0	0	149,154

Total assets	$722,757	$3,842,087	$0	$4,564,844

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended April 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.950%

Next $500 million	0.925

Next $1 billion	0.900

Next $2 billion	0.875

Next $1 billion	0.850

Next $5 billion	0.840

Over $10 billion	0.830

Wells Fargo Special International Small Cap Fund  |  17

Notes to financial statements (unaudited)

For the six months ended April 30, 2020, the management fee was equivalent to an annual rate of 0.95% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class R6	0.03%

Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through February 28, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.95% for Class R6 shares and 1.05% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2020 were $1,189,237 and $1,168,356, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended April 30, 2020, there were no borrowings by the Fund under the agreement.

7. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of sectors or geographic regions. As of the end of the period, the Fund invests a concentration of its portfolio in the industrials sector and in Japan. A fund that invests a substantial portion of its assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a fund whose investments are not heavily weighted in any sector or geographic region.

18  |  Wells Fargo Special International Small Cap Fund

Notes to financial statements (unaudited)

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value easurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Special International Small Cap Fund  |  19

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

20  |  Wells Fargo Special International Small Cap Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Special International Small Cap Fund  |  21

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

22  |  Wells Fargo Special International Small Cap Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Special International Small Cap Fund  |  23

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney

Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

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Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Special International Small Cap Fund  |  25

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum ● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform ● A 529 account held on an Edward Jones platform ● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

26  |  Wells Fargo Special International Small Cap Fund

Appendix III (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Special International Small Cap Fund  |  27

Appendix IV (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a13-month period of time.

28  |  Wells Fargo Special International Small Cap Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo & Company. All rights reserved.

PAR-0520-00387 06-20

SA296/SAR296 04-20

ITEM 2.  CODE OF ETHICS

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Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

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Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

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Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

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Not applicable.

ITEM 6.  INVESTMENTS

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A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

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Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

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Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

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Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

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There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

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(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

===================================================================================================

Not applicable.

ITEM 13.  EXHIBITS

=================

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	June 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	June 26, 2020

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	June 26, 2020